UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Macro Themes Fund

BlackRock Short Obligations Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

                Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Commodity Strategies Fund

▶   BlackRock Global Long/Short Credit Fund

▶   BlackRock Macro Themes Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of July 31, 2016	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2016, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

•

The Fund’s allocation to natural resources equities, which outpaced the underlying commodities, was the main driver of its outperformance relative to the commodity-only benchmark. The Fund’s precious metals, mining and energy equity portfolios all made positive contributions to performance.

•

The Fund’s portfolio of precious metals equities made the largest contribution due to the powerful rally in gold stocks in 2016. The gold price began to rise in January 2016, when financial market instability led to increased demand for “safe haven” assets. The buying momentum in gold continued in subsequent months, as financial market volatility remained elevated and expectations for interest-rate increases by the Fed began to diminish. (Rising interest rates are typically perceived as a negative for gold. Since it is a non-yielding asset, higher rates increase the opportunity cost of holding the metal.) In this environment, positions in Barrick Gold Corp., Randgold Resources Ltd. and Agnico-Eagle Mines Ltd. were among the top relative performers.

•

The Fund’s portfolio of non-precious-metal mining stocks also had a notable, positive impact on relative performance. The mining sector was buoyed by improved economic data out of China, which reduced the market’s concerns regarding the potential for a sharp economic downturn in the country. In addition, investors’ steady rotation back into the mining space from a previously underweight positioning helped fuel strong price momentum in the sector.

•

The energy equity portfolio also had a positive effect on results, although to a lesser extent than the precious metals and mining segments. While the energy sector outpaced the Bloomberg Commodity Index Total ReturnSM, it was held back by persistent oil price weakness caused by the continued oversupply in the market.

•

Curve strategies in the commodity futures based investments portion of the Fund also contributed to returns. The investment adviser positioned the Fund in longer-dated contracts, which aided performance given that this portion of the curve generally outperformed shorter-term contracts in the annual period.

•	The Fund’s allocation to agricultural equities had a moderately negative impact on results. The agriculture sector typically has a higher correlation with broader stock market performance than other natural resources sectors. As a result, its performance was held back by the general weakness in global equities. A position in Syngenta AG, which came under pressure after a potential acquisition by the agriculture science company Monsanto Co. fell through, was a notable detractor.

•

Approximately 50% of the Fund’s portfolio was held in fully collateralized, commodity-linked notes tied to commodity indices, using an enhanced index approach. This aspect of the Fund’s strategy contributed to returns, with the majority of outperformance occurring during the second half of the period.

Describe recent portfolio activity.

•

The Fund’s positions in equity and commodity-linked notes were rebalanced to a roughly equal weighting at the end of January 2016 through an increased weighting in equities and a corresponding reduction to commodity-based investments. This move bolstered relative performance, as natural resources equities significantly outperformed commodity prices in the latter half of the period. The investment adviser’s decision to increase exposure to gold stocks, which was based on its view that heightened political and economic uncertainty was likely to be supportive for gold, was particularly helpful. At the stock level, the Fund initiated a position in the gold producer Barrick Gold Corp. in order to increase the portfolio’s sensitivity to the gold price.

•

In the energy stock portfolio, the Fund increased its weighting in the refining & marketing sub-sector by initiating positions in Valero Energy Corp. and Tesoro Corp., both of which can benefit from strong U.S. gasoline consumption.

•

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

As of July 31, 2016, the Fund had approximately 52% of net assets allocated to the commodity-related equity strategy and 48% allocated to the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). In the aggregate, the Fund held an overweight position relative to the benchmark in the precious metals sub-sector, and it was underweight in the agriculture & livestock, energy and industrial metals sub-sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS	JULY 31, 2016

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, and assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2016

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	23.91%	5.44%	N/A	(5.62)%	N/A
Investor A	23.77	5.04	(0.47)%	(5.82)	(6.87)%
Investor C	23.51	4.45	3.45	(6.51)	(6.51)
Bloomberg Commodity Index Total ReturnSM	9.30	(7.98)	N/A	(9.95)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,239.10	$ 6.74	$1,000.00	$1,018.85	$ 6.07	1.21%
Investor A	$1,000.00	$1,237.70	$ 7.90	$1,000.00	$1,017.80	$ 7.12	1.42%
Investor C	$1,000.00	$1,235.10	$12.11	$1,000.00	$1,014.02	$10.92	2.18%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2016	5

BlackRock Commodity Strategies Fund

Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]
UBS AG, 3-month LIBOR, 2/13/17[2]	7%
JPMorgan Chase Bank, N.A., 3-month LIBOR, 12/19/16[2]	6
Morgan Stanley B.V. 3-month LIBOR, 2/10/17[2]	6
Bank of America Corp. 3-month LIBOR, 12/27/16[2]	6
Newcrest Mining Ltd.	2
Royal Dutch Shell PLC, A Shares	2
Exxon Mobil Corp.	2
Monsanto Co.	2
Newmont Mining Corp.	2
Agnico Eagle Mines Ltd.	2

[1]	Total investments exclude short-term securities.

[2]	Represents a commodity-linked note.

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	73%
Commodity-Linked Notes	26
Preferred Stocks	1

6	BLACKROCK FUNDS	JULY 31, 2016

Fund Summary as of July 31, 2016	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2016, the Fund underperformed the benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The largest detractors from Fund returns were from event-based strategies, namely long positions in a Portuguese bank and in a Spanish infrastructure credit. In the case of the former, the bond’s value was negatively impacted by an unexpected recapitalization put forward by Portugal’s central bank that may have breached a number of banking regulation principles, and the managers are assessing possible next steps from a legal perspective.

•

A short position in the European high yield crossover credit index (comprised of credit default swaps, which reference bonds that straddle the investment grade and high yield markets) detracted during the rally in late 2015 and through much of the risk-on environment beginning in mid-February 2016. Similarly, positions through equity futures, exchange traded funds and put options detracted for the period. Additionally, short positions in commodity-related credits detracted due to the massive rally in commodity prices in 2016. Lastly, long positions in hybrid securities detracted, notably exposure to a German auto issuer which came under scrutiny in the fall of 2015.

•

The largest contributors to Fund returns were carry (income) strategies through long positions in higher yielding assets such as bank loans, collateralized loan obligations (“CLOs”), enhanced equipment trust certificates (“EETCs”) and securitized assets, both asset-backed securities and commercial mortgage-backed securities. While not immune to the volatility in late 2015 and early 2016, bank loans and CLOs were resilient while EETCs benefitted from strong collateral packages and a positive market tone as growth and lower oil prices supported airlines.

•

Tactical management of long exposures in U.S. investment grade credits in the industrial sector were the next largest contributor to Fund returns, particularly in 2016 as the space broadly benefitted from globally accommodative monetary policy. Additionally, tactical trading strategies in the U.S. technology sector were additive. These strategies included event trades in credits pursuing merger and acquisition opportunities, long positions in credits poised to benefit from catalysts such as upgrades, further debt offerings and/or restructurings, and thematic trades in sub-sectors with changing backdrops.

•

Lastly, positioning in Asian and emerging market credit was a positive contributor due to the Fund’s allocation to Chinese financial credits and sovereign credits, which benefitted from the continued investor reach for yield.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures and depending on the market environment the Fund may utilize various instruments, including not but limited to: bonds, equities and derivatives. During the period, the Fund’s derivative holdings had a net negative impact on performance. The primary detractor was the use of futures to manage exposure to interest rate risk, as interest rates fell during the period. Additionally, other derivatives such as options to hedge potential downside moves in the equity market and potential downside moves on single issuers, as well as credit default swaps to express long and short views on credit issuers and credit indices, detracted from performance. Lastly, foreign currency strategies, which help manage non-dollar currency exposure back to U.S. dollars were a slight positive during the period.

Describe recent portfolio activity.

•

The Fund’s net long position was reduced from 59% to 29% over the course of the period, with the majority of the reduction in Europe as the region’s net long fell from 35% to 8%. During the fall of 2015, the Fund began reducing exposure to risker assets in the region, namely high yield, financial credits and hybrid securities. This theme continued into 2016 as the Fund exited the majority of its non-financials investment grade hybrid exposures. Alongside these changes, the Fund increased its trading in U.S. markets.

•

In the United States, the Fund generally maintained its high yield exposure but rotated its investment grade credit positions. The Fund entered 2016 net short investment grade credit and increased exposures to both industrials and financials before ultimately shorting several financial issuers on concerns over the impact of low and negative global interest rates on net interest margins. The Fund also tactically used the new issue market to gain exposure to pharmaceutical, health care and technology credits. The Fund expressed a focus on carry trades given the low yield environment and grew its U.S. bank loan exposures while reducing the allocation to CLOs on regulatory concerns. Lastly, the Fund grew more tactical, increasing the number of idiosyncratic long and short trades with a particular focus on technology, auto and health care credits.

•

A mixture of strategies were utilized in the effort to mitigate the impact of several factors and events during the period, namely a lack of market liquidity late in 2015, the severe risk-off environment early in 2016 as a result of falling commodity prices, and most recently the U.K. referendum on European Union membership.

•

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s reduced net long positioning reflected a more cautious view given seemingly high prices across markets and asset classes along with significant macro risks and political uncertainties with the potential to drive market volatility. In that light, the Fund maintained a focus on relative value, event-oriented and idiosyncratic strategies as opposed to taking strong directional views.

•	The Fund ended the period with a net long credit position in Europe at 8% of net assets, 17% in the United States, 5% in Asia and emerging markets, and 30% overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK FUNDS	JULY 31, 2016	7

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2016

				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.52%	2.52%	1.96%	(0.92)%	N/A	2.58%	N/A
Investor A	2.26	2.26	1.75	(1.15)	(5.10)%	2.32	1.46%
Investor C	1.56	1.56	1.46	(1.85)	(2.79)	1.59	1.59
Class K	2.63	2.62	2.07	(0.70)	N/A	2.65	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.17	0.22	N/A	0.09	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense and Dividend Expense	Excluding Interest Expense and Dividend Expense		Including Interest Expense and Dividend Expense		Excluding Interest Expense and Dividend Expense
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Ending Account Value July 31, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,019.60	$11.50	$ 5.57	$1,000.00	$1,013.48	$11.46	$1,019.34	$ 5.57
Investor A	$1,000.00	$1,017.50	$12.59	$ 6.67	$1,000.00	$1,012.38	$12.56	$1,018.25	$ 6.67
Investor C	$1,000.00	$1,014.60	$16.43	$10.52	$1,000.00	$1,008.55	$16.38	$1,014.42	$10.52
Class K	$1,000.00	$1,022.70	$ 7.39	$ 3.32	$1,000.00	$1,005.87	$ 7.33	$1,009.90	$ 3.29

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.29% for Institutional, 2.51% for Investor A, 3.28% for Investor C and 2.14% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the period from March 28, 2016, the commencement of operations, to July 31, 2016).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Institutional, 1.33% for Investor A, 2.10% for Investor C and 0.96% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 125/366 (to reflect the period from March 28, 2016, the commencement of operations, to July 31, 2016).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

8	BLACKROCK FUNDS	JULY 31, 2016

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	50%	14%	64%
Spain	2	2	4
Italy	3	1	4
Canada	3	1	4
United Kingdom	3	—	3
Netherlands	3	—	3
Ireland	2	—	2
France	1	1	2
Germany	2	—	2
Cayman Islands	2	—	2
Other[2]	9	1	10
Total	80%	20%	100%

[1]	Total investments include the gross market values of long and short positions and exclude Short-Term Securities, Options Purchased and Options Written.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[3]	Percent of Total Investments[4]
AAA/Aaa[5]	8%
AA/Aa	4
A	9
BBB/Baa	25
BB/Ba	28
B	16
CCC/Caa	2
N/R	8

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Total investments exclude Short-Term Securities, Options Purchased, Options Written, Borrowed Bonds and Investments Sold Short.

[5]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

BLACKROCK FUNDS	JULY 31, 2016	9

Fund Summary as of July 31, 2016	BlackRock Macro Themes Fund

Investment Objective

BlackRock Macro Themes Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2016, the Fund underperformed its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and MSCI All Country World Index benchmarks.

Underlying Fund Strategies

•

The Fund utilizes underlying investment strategies, which are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility. However, notwithstanding their categorization for financial reporting purposes, many of the positions held by the Fund provided exposure to multiple types of underlying strategies. These include:

•	Tactical strategies seek to use short-term positions to manage risk and boost returns through temporary asset price dislocations.

•	Thematic strategies seek to use global multi-asset strategies that seek to exploit medium-term macro-economic trends.

•	Cyclical strategies seek to use high conviction positions held for long-term growth.

•	Discretionary volatility strategies are based on fundamental research that seek to benefits from current and expected volatility levels of different asset classes.

•	Systematic volatility strategies seek to utilize algorithms to benefit from current and expected volatility levels of different asset classes.

•

The Fund employs a top down, dynamic approach to asset allocation and seeks to achieve total return by investing in a global portfolio that uses multiple strategies across a variety of asset classes, including equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments. Asset allocation is expected to be highly dynamic over time so that the Fund can adapt to a range of different market environments. The portfolio will be comprised of strategies that seek to generate growth over multiple time horizons in order to diversify sources of returns.

What factors influenced performance?

•

For the 12-month period, the largest detractors from performance were related to the Fund’s long European market and short emerging market views. Within Europe, the Fund’s long exposures to Italian equities and European banks were the main detractors from performance. Short exposure to select emerging market equities and currencies also detracted meaningfully from the Fund’s performance.

•

Conversely, the Fund’s performance over the 12 months benefited notably from three positions in particular. An allocation to yield-oriented assets such as global credit, government bonds, and certain emerging market currencies was a key contributor to performance. In addition, the Fund’s preference for U.S. equities over other markets was another positive for performance, specifically, a position in a customized basket of U.S. stocks positioned to benefit from favorable government policy. Finally, within commodities, exposure to gold was a positive contributor to performance over the 12 months as the price of the metal strengthened.

•

The Fund utilizes derivatives to a material degree on a regular basis, including but not limited to, total return, variance, interest rate and credit default swaps, contracts for difference, options, futures, options on futures and swaps, indexed and inverse securities and foreign exchange transactions, for purposes of managing risk, as well as to enhance returns. During the period, the use of futures contracts and swaps detracted from performance.

•

The Fund had a significant cash allocation in order to cover derivatives positions and foreign exchange positions across different currencies, for both hedging purposes and to enhance returns. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

The Fund implemented some significant shifts in positioning over the 12-month period. Specifically, the Fund neutralized both its long Europe and short emerging market themes, while adding significantly to its U.S. exposure and holdings of yield-oriented assets. In broad terms, the Fund has reduced the amount of risk allocated to more tactical ideas as the current environment is not favorable for expressing shorter-term investment views.

Describe portfolio positioning at period end.

•

At period end, the Fund was cautiously positioned. While the investment adviser sees pockets of opportunity in certain developed market equities and income yielding assets, slow global growth and abundant political risk present very real downside potential in the near term outlook for risk assets. The U.K’s recent decision to leave the European Union is viewed by the investment adviser as a predominantly localized issue. However, it may push central banks to further loosen monetary conditions, particularly in the United Kingdom and Eurozone, creating further demand for income-generating assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK FUNDS	JULY 31, 2016

BlackRock Macro Themes Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Year Ended July 31, 2016

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(2.77)%	(8.96)%	N/A	(5.38)%	N/A
Investor A	(2.89)	(9.15)	(13.92)%	(5.63)	(8.66)%
Investor C	(3.22)	(9.77)	(10.65)	(6.30)	(6.30)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17	0.22	N/A	0.14	N/A
MSCI All Country World Index	12.37	(0.44)	N/A	0.86	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 4, 2014.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$972.30	$ 5.88	$1,000.00	$1,018.90	$ 6.02	1.20%
Investor A	$1,000.00	$971.10	$ 7.11	$1,000.00	$1,017.65	$ 7.27	1.45%
Investor C	$1,000.00	$967.80	$10.76	$1,000.00	$1,013.92	$11.02	2.20%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2016	11

BlackRock Macro Themes Fund

BlackRock Macro Themes Fund’s Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]
U.S. Treasury Bonds, 2.50%, 5/15/46	7%
U.S. Treasury Note, 0.63%, 12/31/16	4
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/01/23	3
Mexican Bonos, 10.00%, 12/05/24	2
Mexican Bonos, 8.00%, 6/11/20	2
Republic of Turkey, 7.50%, 7/14/17	2
Bank of America NA, 2.05%, 12/07/18	1
Republic of Indonesia, 2.88%, 7/08/21	1
Nordea Kredit Realkreditaktieselskab, 2.00%, 1/01/17	1
Roche Holdings, Inc., 2.88%, 9/29/21	1

[1]	Total investments exclude short-term securities, options purchased and options written.

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	47%
Common Stocks	24
Foreign Government Obligations	17
U.S. Treasury Obligations	11
Foreign Agency Obligations	1

12	BLACKROCK FUNDS	JULY 31, 2016

The Benefits and Risks of Leveraging

BlackRock Global Long/Short Credit Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock Global Long/Short Credit Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by BlackRock Global Long/Short Credit Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of BlackRock Global Long/ Short Credit Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, BlackRock Global Long/Short Credit Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to BlackRock Global Long/Short Credit Fund shareholders, and the value of these portfolio holdings is reflected in BlackRock Global Long/Short Credit Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed BlackRock Global Long/Short Credit Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if BlackRock Global Long/Short Credit Fund had not used leverage.

Furthermore, the value of BlackRock Global Long/Short Credit Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence BlackRock Global Long/Short Credit Fund’s NAV positively or negatively in addition to the impact on BlackRock Global Long/Short Credit Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that BlackRock Global Long/Short Credit Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in BlackRock Global Long/Short Credit Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of BlackRock Global Long/Short Credit Fund’s shares than if BlackRock Global Long/Short Credit Fund were not leveraged. In addition, BlackRock Global Long/Short Credit Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause BlackRock Global Long/Short Credit Fund to incur losses. The use of leverage may limit BlackRock Global Long/Short Credit Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. BlackRock Global Long/Short Credit Fund incurs expenses in connection with the use of leverage, all of which are borne by BlackRock Global Long/Short Credit Fund shareholders and may reduce income.

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Global Long/ Short Credit Fund’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund and 4.00% for BlackRock Global Long/ Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

BLACKROCK FUNDS	JULY 31, 2016	13

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2016 and held through July 31, 2016, except with respect to BlackRock Global Long/Short Credit Fund’s Class K Shares which are based on a hypothetical investment of $1,000 on March 28, 2016 (commencement of operations) and held through July 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments July 31, 2016	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Bank of America Corp. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Roll Select Total Return, multiplied by 3), 12/27/16	$5,000	$5,840,657
JPMorgan Chase Bank, N.A., 3-month LIBOR (Indexed to the Performance of the J.P. Morgan Enhanced Beta Select Alternative Benchmark Total Return Index, multiplied by 3), 12/19/16 (a)	5,000	6,058,680
Morgan Stanley B.V. 3-month LIBOR (Indexed to the Morgan Stanley HDX RADAR MS Dynamic Roll Total Return IndexSM, multiplied by 3), 2/10/17 (a)	4,000	5,865,301
UBS AG, 3-month LIBOR (Indexed to the Bloomberg Commodity Total Return IndexSM, multiplied by 3), 2/13/17 (a)	5,000	6,978,428
Total Commodity-Linked Notes — 18.1%		24,743,066

Common Stocks	Shares
Chemicals — 6.0%
Agrium, Inc.	8,384	760,927
Albemarle Corp.	3,046	256,382
CF Industries Holdings, Inc.	32,832	810,294
Highfield Resources Ltd. (b)(c)	226,384	241,723
Monsanto Co.	20,455	2,183,980
Mosaic Co.	45,642	1,232,334
Plant Impact PLC (b)	132,165	85,955
Potash Corp. of Saskatchewan, Inc.	59,986	935,782
Syngenta AG, Registered Shares	3,580	1,407,961
Umicore SA	2,948	170,571
Yara International ASA	4,085	133,176

		8,219,085
Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	12,432	594,623
Schlumberger Ltd.	15,425	1,242,021

		1,836,644

Common Stocks	Shares	Value
Food & Staples Retailing — 0.5%
Fyffes PLC	318,535	$534,186
Total Produce PLC (b)	69,839	114,778

		648,964
Food Products — 6.5%
Adecoagro SA (b)	20,434	223,957
Agt Food & Ingredients, Inc.	14,659	355,570
Archer-Daniels-Midland Co.	21,750	980,490
Astra Agro Lestari Tbk PT (b)	371,122	411,728
BRF SA — ADR	38,088	635,308
Bunge Ltd.	8,561	563,656
Calavo Growers, Inc.	3,076	202,339
Elders Ltd. (b)	141,313	419,500
First Resources Ltd.	407,800	493,120
Glanbia PLC	33,121	637,797
Golden Agri-Resources Ltd.	1,612,500	434,377
Kerry Group PLC (b)	2,331	199,452
Mead Johnson Nutrition Co.	2,272	202,662
MG Unit Trust (c)	252,912	219,915
NH Foods Ltd.	20,000	486,364
Purecircle Ltd. (b)(c)	45,926	190,244
Select Harvests Ltd.	39,741	230,550
SunOpta, Inc. (b)	58,150	328,548
Synlait Milk Ltd. (b)	102,861	254,113
Tegel Group Holdings Ltd. (b)	167,100	199,121
Tyson Foods, Inc., Class A	7,529	554,134
Wilmar International Ltd.	250,900	582,106

		8,805,051
Machinery — 1.3%
Deere & Co.	16,327	1,268,771
Kubota Corp.	36,400	527,332

		1,796,103
Metals & Mining — 21.4%
Acacia Mining PLC	34,761	257,140
African Rainbow Minerals Ltd.	8,628	61,418
Agnico Eagle Mines Ltd.	29,783	1,733,169
Alamos Gold, Inc.	55,195	515,320

Portfolio Abbreviations
ADR	American Depositary Receipts	CZK	Czech Republic Koruna	LP	Limited Partnership	RUB	Russian Ruble
AKA	Also Known As	DKK	Danish Krone	MIBOR	Mumbai Interbank Offered Rate	S&P	Standard & Poor’s
AUD	Australian Dollar	ETF	Exchange Traded Fund	MSCI	Morgan Stanley Commodity Index	SEK	Swedish Krona
BRL	Brazilian Real	EUR	Euro	MXN	Mexican Peso	SGD	Singapore Dollar
BUBOR	Budapest Interbank Offer Rate	FKA	Formerly Known As	MYR	Malaysian Ringgit	SPDR	Standard & Poor’s
CAD	Canadian Dollar	FTSE	Financial Times Stock Exchange	NOK	Norwegian Krone		Depositary Receipts
CBOE	Chicago Board Option	GBP	British Pound	NZD	New Zealand Dollar	TRY	Turkish Lira
	Exchange	HUF	Hungarian Forint	OTC	Over-the-counter	TWD	Taiwan Dollar
CDO	Collateralized Debt Obligation	INR	Indian Rupee	PIK	Payment-in-kind	USD	U.S. Dollar
CHF	Swiss Franc	JPY	Japanese Yen	PHP	Philippine Peso	WIBOR	Warsaw Interbank
CLO	Collateralized Loan Obligation	KRW	Korean Won	PLN	Polish Zloty		Offered Rate
CNH	Chinese Yuan	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Common Stocks	Shares	Value
Metals & Mining (continued)
AngloGold Ashanti Ltd. (b)	35,607	$777,552
Arizona Mining, Inc. 4-Month Lock Up (b)	87,909	119,456
B2Gold Corp. (b)	159,341	499,142
Bacanora Minerals Ltd. (b)(c)	39,942	46,914
Barrick Gold Corp.	72,553	1,585,901
Beadell Resources Ltd. (b)(c)	506,035	201,028
Belo Sun Mining Corp. (b)	259,207	178,674
BHP Billiton PLC	61,825	779,524
Boliden AB	13,146	289,345
Centamin PLC	247,917	545,156
Centerra Gold, Inc. Sub Receipts (b)	32,410	188,902
Detour Gold Corp. (b)	40,169	1,050,335
Dominion Diamond Corp.	7,299	67,028
Eldorado Gold Corp.	170,823	699,960
First Quantum Minerals Ltd.	50,469	436,407
Franco-Nevada Corp.	9,141	704,802
Fresnillo PLC	50,632	1,295,670
Glencore PLC	316,901	782,151
Gold Fields Ltd. — ADR	86,989	540,202
Goldcorp, Inc.	42,378	757,231
Iluka Resources Ltd.	33,199	178,555
Integra Gold Corp. (b)	76,667	51,673
Integra Gold Corp. 4-Month Lock Up (b)	15,017	9,940
Kinross Gold Corp. (b)	43,934	227,132
Lundin Mining Corp. (b)	115,098	481,320
MAG Silver Corp. (b)	32,435	509,262
Metals X Ltd.	354,683	443,368
MMC Norilsk Nickel PJSC — ADR	13,235	194,819
Nemaska Lithium, Inc. (b)	25,647	22,982
Nevsun Resources Ltd.	44,785	148,180
New Gold, Inc. (b)	44,343	230,265
Newcrest Mining Ltd. (b)	119,292	2,323,391
Newmont Mining Corp.	39,635	1,743,940
Northern Star Resources Ltd.	52,612	215,034
Nyrstar NV (b)	3,938	35,900
Oceanagold Corp.	133,693	483,308
Osisko Gold Royalties Ltd.	12,405	164,748
OZ Minerals Ltd.	50,706	248,260
Petra Diamonds Ltd.	39,951	63,243
Pretium Resources, Inc. (b)	27,800	330,240
Randgold Resources Ltd.	3,812	448,590
Randgold Resources Ltd. — ADR	12,660	1,488,943
Rio Tinto PLC	19,231	624,090
Sierra Metals, Inc. (b)	171,368	203,439
Silver Wheaton Corp.	52,782	1,473,522
Sociedad Minera Cerro Verde SAA (b)	7,656	149,292
South32 Ltd. (b)	86,039	121,322
Tahoe Resources, Inc.	29,532	458,479
Teck Resources Ltd., Class B	20,809	331,663
TMAC Resources, Inc. (b)	65,813	802,973
Trevali Mining Corp. (b)	61,439	40,939
Vale SA — ADR, Preference Shares	86,338	398,018
Volcan Cia Minera SAA, Class B	572,522	114,504
Western Areas Ltd.	58,387	122,702
Yamana Gold, Inc.	36,511	208,890

		29,205,353
Oil, Gas & Consumable Fuels — 13.0%
Altagas Ltd.	19,321	492,181
Anadarko Petroleum Corp.	13,842	754,804
BP PLC	169,011	956,207
Cabot Oil & Gas Corp.	11,758	290,070
Cairn Energy PLC (b)	70,009	165,819
Chevron Corp.	12,432	1,274,031
Cimarex Energy Co.	4,546	545,611
ConocoPhillips	22,445	916,205

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	10,596	$405,615
Enbridge, Inc.	13,946	573,691
EnCana Corp.	32,633	262,434
EOG Resources, Inc.	11,525	941,593
EQT Corp.	5,543	403,863
Exxon Mobil Corp.	24,699	2,196,976
Hess Corp.	11,606	622,662
Kosmos Energy Ltd. (b)	28,402	157,631
Lundin Petroleum AB (b)	10,416	172,672
Marathon Oil Corp.	34,747	473,949
Nexgen Energy Ltd. (b)	39,942	70,973
Noble Energy, Inc.	8,656	309,192
Occidental Petroleum Corp.	12,402	926,801
Oil Search Ltd.	67,594	370,402
Phillips 66	5,466	415,744
Pioneer Natural Resources Co.	4,479	728,151
Royal Dutch Shell PLC, A Shares	88,692	2,290,050
Tesoro Corp.	1,950	148,493
TransCanada Corp.	11,422	529,612
Valero Energy Corp.	7,186	375,684

		17,771,116
Paper & Forest Products — 0.3%
TFS Corp. Ltd. (c)	274,991	340,696
Trading Companies & Distributors — 0.1%
Titan Machinery, Inc. (b)	8,900	99,769
Total Common Stocks — 50.4%		68,722,781

Preferred Stocks
Food Products — 0.6%
Tyson Foods, Inc., 4.75% (d)	10,085	811,943

Warrants — 0.0%
Nemaska Lithium, Inc. (b)	12,823	2,995
Total Warrants — 0.0%		2,995
Total Long-Term Investments (Cost — $71,630,969) — 69.1%		94,280,785

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (e)(f)	1,697,413	1,697,413

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.61% (e)(f)(g)	$1,037	1,036,738
Total Money Market Funds — 2.0%		2,734,151

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (h):
0.28%, 8/04/16-12/08/16	$8,000	$7,992,697
0.34%, 8/04/16-10/06/16	11,000	10,997,291
0.45%, 9/08/16	6,000	5,998,692
0.33%, 11/10/16	7,000	6,995,065
0.30%, 1/05/17	6,000	5,991,060
Total U.S. Treasury Obligations — 27.8%		37,974,805
Total Short-Term Securities (Cost — $40,706,287) — 29.8%		40,708,956
Total Investments (Cost — $112,337,256) — 98.9%		134,989,741
Other Assets Less Liabilities — 1.1%		1,487,684

Net Assets — 100.0%		$136,477,425

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Convertible security.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2015	Net Activity	Shares/Beneficial Interest Held at July 31, 2016	Value at July 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	3,481,404	(1,783,991)	1,697,413	$1,697,413	$ 5,804		$62
BlackRock Liquidity Series, LLC Money Market Series	$2,239,796	$(1,203,058)	$1,036,738	1,036,738	58,719	[1]	—
Total				$2,734,151	$64,523		$62

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(h)	Rates are discount rates or a range of discount rates at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	17

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	—	$24,743,066	$24,743,066
Common Stocks:
Chemicals	$6,179,699	$2,039,386	—	8,219,085
Energy Equipment & Services	1,836,644	—	—	1,836,644
Food & Staples Retailing	648,964	—	—	648,964
Food Products	4,436,029	4,369,022	—	8,805,051
Machinery	1,268,771	527,332	—	1,796,103
Metals & Mining	19,298,418	9,906,935	—	29,205,353
Oil, Gas & Consumable Fuels	13,815,966	3,955,150	—	17,771,116
Paper & Forest Products	—	340,696	—	340,696
Trading Companies & Distributors	99,769	—	—	99,769
Preferred Stocks	811,943	—	—	811,943
Warrants	2,995	—	—	2,995
Short-Term Securities:
Money Market Funds	1,697,413	1,036,738	—	2,734,151
U.S. Treasury Obligations	—	37,974,805	—	37,974,805

Total	$50,096,611	$60,150,064	$24,743,066	$134,989,741

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,256,411	—	—	$2,256,411
Liabilities:
Foreign bank overdraft	—	$(7,799)	—	(7,799)
Collateral on securities loaned at value	—	(1,036,738)	—	(1,036,738)

Total	$2,256,411	$(1,044,537)	—	$1,211,874

During the year ended July 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2015	$18,806,085
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(8,990,423)
Net change in unrealized appreciation (depreciation)[1,2]	10,936,981
Purchases	19,000,000
Sales	(15,009,577)

Closing Balance, as of July 31, 2016	$24,743,066

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2016[2]	$5,743,067

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 1.8%
ACAS CLO Ltd., Series 2014-1A, Class C, 3.58%, 7/18/26 (a)(b)	USD	995	$981,191
ALM VIII Ltd., Series 2013-8A, Class B, 3.45%, 1/20/26 (a)(b)		1,520	1,496,714
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26 (a)(b)		2,375	2,240,234
Apidos CLO XII, Series 2013-12A, Class D, 3.73%, 4/15/25 (a)(b)		1,500	1,403,381
Apidos CLO XVII, Series 2014-17A, Class B, 3.53%, 4/17/26 (a)(b)		580	570,543
Apidos CLO XVIII, Series 2014-18A, Class C, 4.35%, 7/22/26 (a)(b)		880	838,328
Ares XXV CLO Ltd., Series 2012-3X, Class C, 3.83%, 1/17/24 (b)		1,300	1,299,788
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.33%, 2/17/26 (a)(b)		1,800	1,759,128
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.63%, 7/16/26 (a)(b)		500	495,872
Series 2014-1A, Class D, 4.08%, 7/16/26 (a)(b)		980	889,533
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 4.20%, 7/20/26 (a)(b)		1,000	922,526
BlueMountain CLO Ltd., Series 2011-1A, Class D, 4.63%, 8/16/22 (a)(b)		2,000	1,997,410
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class C, 5.17%, 10/04/24 (a)(b)		3,495	3,496,090
Series 2012-4A, Class D, 5.20%, 1/20/25 (a)(b)		726	726,426
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 4.19%, 5/20/26 (a)(b)		1,105	1,046,734
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.78%, 8/14/24 (a)(b)		1,500	1,493,885
Series 2014-2A, Class B1L, 4.16%, 5/24/26 (a)(b)		1,355	1,256,918
Series 2014-4A, Class D, 4.08%, 10/17/26 (a)(b)		3,250	3,001,071
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.48%, 10/15/26 (a)(b)		500	492,854
Eaton Vance CLO Ltd., Series 2014-1A, Class INC, 0.00%, 7/15/26 (a)(b)		4,000	1,483,083
Flatiron CLO Ltd., Series 2013-1A, Class A1, 2.08%, 1/17/26 (a)(b)		3,205	3,181,613
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class ER, 4.95%, 4/20/23 (a)(b)		1,045	737,115
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		1,455	420,488
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 3.28%, 4/15/25 (a)(b)		1,000	982,129
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 6.18%, 7/17/23 (a)(b)		1,000	958,046
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.83%, 7/15/25 (a)(b)		1,640	1,621,395
LCM X LP:
Series 10AR, Class CR, 3.53%, 4/15/22 (a)(b)		645	644,896
Series 10AR, Class DR, 4.43%, 4/15/22 (a)(b)		2,000	1,982,055
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.48%, 8/15/22 (a)(b)		1,500	1,481,569
Madison Park Funding Ltd.:
Series 2012-8AR, Class CR, 3.44%, 4/22/22 (a)(b)		1,252	1,249,906
Series 2012-8AR, Class DR, 4.49%, 4/22/22 (a)(b)		864	873,698

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.95%, 1/20/25 (a)(b)	USD	2,630	$2,641,730
Madison Park Funding XI Ltd., Series 2013-11A, Class C, 3.46%, 10/23/25 (a)(b)		2,680	2,633,044
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.86%, 7/22/24 (a)(b)		2,320	2,291,072
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class DR, 4.71%, 7/25/23 (a)(b)		2,000	1,972,843
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.19%, 8/04/25 (a)(b)		568	527,784
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 4.33%, 12/16/24 (a)(b)		1,000	920,986
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.06%, 11/20/23 (a)(b)		3,350	3,351,064
OZLM VII Ltd., Series 2014-7A, Class C, 4.28%, 7/17/26 (a)(b)		1,062	997,855
OZLM VIII Ltd., Series 2014-8A, Class B, 3.68%, 10/17/26 (a)(b)		3,000	2,990,988
Palmer Square CLO Ltd., Series 2014-1A, Class C, 4.53%, 10/17/22 (a)(b)		515	497,409
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 4.18%, 4/15/26 (a)(b)		1,050	976,967
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 4.40%, 12/15/22 (a)(b)		1,645	1,679,482
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.78%, 6/25/45 (a)(b)		1,192	1,132,093
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.66%, 7/25/26 (a)(b)		550	546,867
Series 2014-1A, Class D, 4.21%, 7/25/26 (a)(b)		660	611,818
Seneca Park CLO Ltd., Series 2014-1A, Class D, 4.18%, 7/17/26 (a)(b)		1,435	1,345,220
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.85%, 8/21/26 (a)(b)		1,110	1,103,895
Tyron Park CLO Ltd., Series 2013-1A, Class C, 4.18%, 7/15/25 (a)(b)		1,000	933,827
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.21%, 6/10/25 (a)(b)		500	482,958
Voya CLO Ltd.:
Series 2012-1RA, Class CR, 4.36%, 3/14/22 (a)(b)		2,350	2,381,432
Series 2013-3A, Class B, 3.38%, 1/18/26 (a)(b)		2,120	2,071,088

			74,115,041
Ireland — 2.5%
Adagio IV CLO Ltd., Series IV-X, Class F, 6.65%, 10/15/29 (b)	EUR	1,700	1,548,887
ALME Loan Funding II Ltd.:
Series 2X, Class E, 4.94%, 8/15/27 (b)		5,710	5,604,713
Series 2X, Class F, 5.69%, 8/15/27 (b)		4,815	4,016,631
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		5,313	5,346,824
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		2,883	2,430,484
Avoca CLO XIII Ltd, Series 13X, Class E, 5.22%, 12/29/27 (b)		3,530	3,601,514
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		1,070	1,004,863
Series 14X, Class F, 5.75%, 7/12/28 (b)		2,200	1,967,690
Series 14X, Class SUB, 0.00%, 7/12/28		1,500	1,289,942

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)	Value
Ireland (continued)
Avoca CLO XV Ltd.:
Series 15X, Class E, 4.71%, 1/15/29 (b)	EUR	4,040	$3,929,980
Series 15X, Class F, 6.46%, 1/15/29 (b)		3,195	2,807,474
Series 15X, Class M1, 0.00%, 1/15/29 (b)		5,300	4,604,515
BlueMountain EUR CLO, Series 2016-1X, Class E, 6.60%, 4/25/30 (b)		3,300	3,386,886
Castle Park CLO Designated Activity Co., Series 1X, Class E, 6.21%, 1/15/28 (b)		2,250	1,992,616
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.35%, 7/08/27 (b)		8,180	9,159,917
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.90%, 1/22/28 (b)		1,300	1,333,073
Series 4X, Class F, 6.50%, 1/22/28 (b)		4,400	4,205,937
Series 4X, Class SUB, 0.21%, 1/24/28 (b)		21,100	17,532,131
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, 0.00%, 8/15/29 (b)		2,160	2,321,918
Harvest CLO:
Series 11X, Class E, 5.01%, 3/26/29 (b)		3,120	3,057,889
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		8,080	8,145,339
Series 16X, Class E, 0.00%, 10/15/29 (b)(d)		1,690	1,759,248
Sorrento Park CLO Ltd., Series 1X, Class E, 6.07%, 11/16/27 (b)		4,200	3,593,082
St. Paul’s CLO VI DAC, Series 6X, Class D, 6.50%, 7/22/29 (b)		3,710	3,878,193

			98,519,746
Italy — 0.4%
Arianna SPV Srl:
Series 2014-1, Class A, 3.60%, 10/20/30		8,680	9,831,979
Series 2014-1, Class B, 5.50%, 10/20/30		5,200	6,042,447
Colombo Srl, Series 2014-1, Class B, 0.25%, 8/28/26 (b)		1,402	1,556,049

			17,430,475
Netherlands — 1.4%
ALME Loan Funding V BV, Series 5X, Class E, 6.00%, 7/15/29 (b)		2,380	2,463,398
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 5/25/29 (b)		3,625	3,718,017
Cairn CLO VI BV, Series 2016-6X, Class E, 6.25%, 7/25/29 (b)		2,100	2,207,831
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)		1,480	1,571,916
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		1,965	1,858,106
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		750	653,599
Jubilee CDO BV, Series 2014-VIII-X, Class SUB, 4.81%, 1/15/24 (b)		11,440	8,772,318
North Westerly CLO IV BV:
Series 2014-IV-X, Class A-1, 0.00%, 1/15/26 (b)		6,166	4,592,331
Series 2014-IV-X, Class A-1, 1.26%, 1/15/26 (b)		19,350	21,666,901
St. Pauls CLO, Series 4X, Class A1, 1.10%, 4/25/28 (b)		6,750	7,540,500
Tikehau CLO BV, Series 2015-1X, Class E, 4.60%, 8/04/28 (b)		2,300	2,203,243

			57,248,160

Asset-Backed Securities		Par (000)		Value
United States — 2.9%
Aircraft Loan Trust, Series 2015-1, Class X, 0.00%, 3/20/22 (c)	USD	—	(e)	$2,171,873
Carlyle Global Market Strategies Euro CLO Ltd., Series 2015-2X, Class D, 5.50%, 9/21/29 (b)	EUR	2,000		2,034,770
Credit Acceptance Auto Loan Trust:
Series 2014-2A, Class B, 2.67%, 9/15/22 (a)	USD	2,000		2,004,310
Series 2015-1A, Class B, 2.61%, 1/17/23 (a)		4,240		4,247,825
Series 2015-1A, Class C, 3.30%, 7/17/23 (a)		1,500		1,485,746
Series 2015-2A, Class B, 3.04%, 8/15/23 (a)		3,695		3,725,724
Series 2015-2A, Class C, 3.76%, 2/15/24 (a)		2,000		2,004,447
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		4,624		4,592,330
Navient Private Education Loan Trust:
Series 2015-AA, Class A3, 2.18%, 11/15/30 (a)(b)		4,705		4,705,576
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		1,400		1,376,846
Series 2014-CTA, Class A, 1.18%, 9/16/24 (a)(b)		588		585,162
Series 2014-CTA, Class B, 2.23%, 10/17/44 (a)(b)		1,500		1,406,229
OneMain Financial Issuance Trust:
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		4,710		4,670,957
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		4,849		4,858,068
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		3,899		3,910,855
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		1,000		994,449
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		4,710		4,772,198
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		9,235		9,266,383
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		1,845		1,811,873
Santander Drive Auto Receivables Trust:
Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)(c)		—	(e)	2,220,660
Series 2014-3, Class C, 2.13%, 8/17/20		1,500		1,511,086
Series 2014-3, Class D, 2.65%, 8/17/20		5,000		5,053,782
Series 2014-4, Class D, 3.10%, 11/16/20		1,250		1,271,645
Series 2014-S4, Class Cert, 0.00%, 4/16/19 (a)(c)		—	(e)	6,513,320
Series 2014-S5, Class Cert, 0.00%, 6/18/19 (a)(c)		—	(e)	2,509,650
Series 2014-S6, Class Cert, 0.00%, 12/16/19 (a)(c)		—	(e)	2,717,520
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.73%, 6/16/42 (a)(b)		9,870		10,189,483
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		5,640		5,561,590
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 9/15/43 (a)		9,225		9,016,382

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)	Value
United States (continued)
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)	USD	7,525	$7,589,129

			114,779,868
Total Asset-Backed Securities — 9.0%			362,093,290

Common Stocks		Shares
Luxembourg — 0.0%
Concrete Investment I SCA (d)(f)(g)		20,000	1,274,526
Concrete Investment II SCA (d)(g)		11,824	—

			1,274,526
Netherlands — 0.3%
NXP Semiconductor NV		130,250	10,952,723
United States — 0.6%
Apple Inc.		82,450	8,592,115
HCA Holdings, Inc. (d)		9,000	694,170
Microsoft Corp.		110,000	6,234,800
Oracle Corp.		199,000	8,166,960
Ovation Acquisition I LLC (Acquired 12/28/15,cost $10,049) (d)(h)		10,049	10,049
Sabre Corp. (d)		31,925	930,614
United Technologies Corp.		10,000	1,076,500

			25,705,208
Total Common Stocks — 0.9%			37,932,457

Corporate Bonds		Par (000)
Australia — 0.4%
APT Pipelines Ltd.:
3.88%, 10/11/22	USD	379	393,440
4.20%, 3/23/25		1,300	1,347,060
Commonwealth Bank of Australia, 2.85%, 5/18/26		1,471	1,500,957
Goodman Funding Pty Ltd., 6.00%, 3/22/22		900	1,049,135
QBE Insurance Group Ltd., 5.88%, 6/17/46 (b)		477	504,631
Virgin Australia Trust:
Series 2013-1, Class B, 6.00%, 4/23/22 (a)		2,797	2,838,637
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		5,785	5,784,744
Series 2013-1, Class D, 8.50%, 10/23/16 (a)		3,187	3,227,462

			16,646,066
Canada — 3.3%
Air Canada, 6.75%, 10/01/19 (a)		8,000	8,280,000
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		1,616	1,640,111
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,143,963
Series 2015-2, Class B, 5.00%, 12/15/23 (a)		20,000	19,850,000
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		14,015	14,698,231
Canadian Natural Resources Ltd., 6.25%, 3/15/38		12,417	13,198,489
Cenovus Energy, Inc.:
5.70%, 10/15/19		30,000	31,859,040
3.80%, 9/15/23		1,071	1,030,751

Corporate Bonds		Par (000)	Value
Canada (continued)
Concordia Healthcare Corp., 7.00%, 4/15/23 (a)	USD	4,606	$3,799,950
Emera U.S. Finance LP:
3.55%, 6/15/26 (a)		2,580	2,708,352
4.75%, 6/15/46 (a)		8,320	9,162,824
Emera, Inc., 6.75%, 6/15/76 (b)		12,500	13,512,500
Royal Bank of Canada, 2.15%, 3/15/19		6,860	7,012,779
Teck Resources Ltd.:
8.00%, 6/01/21 (a)		952	1,016,260
8.50%, 6/01/24 (a)		936	1,017,900

			131,931,150
Cayman Islands — 0.1%
Goodman HK Finance, 4.38%, 6/19/24		400	431,768
Hutchison Whampoa International 11 Ltd., 4.63%, 1/13/22		1,076	1,202,609
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		1,500	1,591,868

			3,226,245
China — 0.4%
361 Degrees International Ltd., 7.25%, 6/03/21		1,672	1,789,272
Biostime International Holdings Ltd., 7.25%, 6/21/21		600	634,588
China Aoyuan Property Group Ltd., 10.88%, 5/26/18		450	492,781
CIFI Holdings Group Co. Ltd., 7.75%, 6/05/20		1,350	1,478,918
Far East Horizon Ltd., 5.55% (b)(f)		400	407,800
Greenland Hong Kong Holdings Ltd., 3.88%, 7/28/19		1,300	1,295,158
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17	CNH	6,000	907,727
Maoye International Holdings Ltd., 7.75%, 5/19/17	USD	1,260	1,237,950
Proven Honour Capital Ltd.:
4.13%, 5/19/25		4,200	4,446,540
4.13%, 5/06/26		1,550	1,638,944
Shenzhen Expressway Co. Ltd., 2.88%, 7/18/21		450	453,398
Sunshine Life Insurance Co. Ltd.:
3.15%, 4/20/21		1,600	1,613,760
4.50%, 4/20/26		654	681,640

			17,078,476
Cyprus — 0.5%
Aroundtown Property Holdings PLC, 3.00%, 5/05/20 (i)	EUR	13,000	19,663,145
France — 1.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	300	318,750
BNP Paribas Cardif SA, 4.03% (b)(f)	EUR	6,700	7,460,419
Casino Guichard Perrachon SA:
3.99%, 3/09/20		1,600	2,030,327
2.33%, 2/07/25		6,400	7,425,131
2.80%, 8/05/26		5,300	6,414,277
Credit Agricole Assurances SA, 4.25% (b)(f)		9,800	10,872,900
Lion/Seneca France 2, 7.88%, 4/15/19		7,941	8,079,054
SFR Group SA, 7.38%, 5/01/26 (a)	USD	7,283	7,273,896

			49,874,754
Germany — 1.3%
Commerzbank AG:
7.75%, 3/16/21	EUR	5,500	7,467,997
4.00%, 3/23/26		2,040	2,377,233
Deutsche Bank AG, 4.50%, 5/19/26		1,800	1,944,189

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
Germany (continued)
HSH Nordbank AG:
0.54%, 2/14/17 (b)	EUR	13,100	$13,896,003
0.58%, 2/14/17 (b)		5,287	5,621,261
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.50% PIK), 11/15/19 (a)(j)	USD	3,202	3,330,080
6.75% (6.75% Cash or 7.00% PIK), 11/15/22 (a)(j)		2,666	2,945,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23	EUR	997	1,193,608
4.00%, 1/15/25		6,730	7,825,144
4.63%, 2/15/26		1,200	1,426,597
3.50%, 1/15/27		120	133,154
6.25%, 1/15/29		3,949	4,999,550

			53,160,441
Guernsey — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/23 (a)	USD	3,373	3,520,137
Hong Kong — 0.1%
AIA Group Ltd., 3.20%, 3/11/25		1,350	1,396,131
CK Hutchison Finance 16 Ltd., 1.25%, 4/06/23	EUR	552	629,513
LS Finance 2022 Ltd., 4.25%, 10/16/22	USD	829	877,178
RH International Finance Ltd., 3.88%, 7/20/21		1,550	1,552,083
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		260	291,705

			4,746,610
India — 0.3%
Adani Transmission Ltd., 4.00%, 8/03/26		500	496,535
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		2,900	3,165,779
Greenko Dutch BV, 8.00%, 8/01/19		200	215,607
Housing Development Finance Corp. Ltd., 7.88%, 8/21/19	INR	160,000	2,386,564
HT Global IT Solutions Holdings Ltd., 7.00%, 7/14/21	USD	1,250	1,290,851
ICICI Bank Ltd., 4.00%, 3/18/26		636	655,371
Reliance Holding USA, Inc., 5.40%, 2/14/22		1,000	1,128,706
TML Holdings Pte. Ltd., 5.75%, 5/07/21		212	224,804
Vedanta Resources PLC:
6.00%, 1/31/19		600	549,000
8.25%, 6/07/21		1,013	937,025

			11,050,242
Indonesia — 0.0%
Jababeka International BV, 7.50%, 9/24/19		435	459,611
Star Energy Geothermal Wayang Windu Ltd., 6.13%, 3/27/20		200	208,750

			668,361
Ireland — 0.4%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	4,275	4,575,734
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.88%, 5/15/21 (a)(b)	USD	4,100	4,146,125
4.63%, 5/15/23 (a)		1,428	1,436,925
7.25%, 5/15/24 (a)		2,302	2,428,610
Bank of Ireland, 4.25%, 6/11/24 (b)	EUR	4,050	4,514,049

			17,101,443
Israel — 0.6%
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	USD	25,000	25,742,300

Corporate Bonds		Par (000)	Value
Italy — 2.1%
Intesa Sanpaolo SpA, 6.63%, 9/13/23	EUR	8,995	$12,055,703
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (a)	USD	6,850	7,295,250
6.25%, 1/15/40 (a)		6,880	6,604,800
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (j)	EUR	5,392	6,118,323
Onorato Armatori SpA, 7.75%, 2/15/23		2,233	2,446,576
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	6,033	6,138,577
6.00%, 9/30/34		5,447	5,338,060
Telecom Italia Finance SA:
6.13%, 11/15/16 (i)	EUR	2,100	2,346,638
7.75%, 1/24/33		7,060	10,754,690
UniCredit SpA:
6.95%, 10/31/22		4,520	5,732,635
5.75%, 10/28/25 (b)		14,590	17,041,159
Wind Acquisition Finance SA, 7.38%, 4/23/21 (a)	USD	2,900	2,885,500

			84,757,911
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/26		1,200	1,314,583
Sumitomo Mitsui Financial Group, Inc., 2.63%, 7/14/26		1,800	1,778,744

			3,093,327
Luxembourg — 0.6%
Altice Financing SA:
6.50%, 1/15/22 (a)		3,975	4,094,250
6.63%, 2/15/23 (a)		2,329	2,333,379
APERAM SA, 0.63%, 7/08/21 (i)		11,600	13,670,600
Bilbao Luxembourg SA, 11.06% (10.50% Cash or 11.25% PIK), 12/01/18 (j)	EUR	5,172	5,666,878

			25,765,107
Netherlands — 1.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25%, 7/01/20	USD	9,981	10,492,526
4.63%, 7/01/22		6,469	6,948,224
Constellium NV, 8.00%, 1/15/23 (a)		2,020	1,843,250
NXP BV/NXP Funding LLC:
4.13%, 6/01/21 (a)		8,876	9,142,280
4.63%, 6/01/23 (a)		6,800	7,042,284
Sensata Technologies BV, 5.00%, 10/01/25 (a)		3,155	3,233,875
Shell International Finance BV, 3.25%, 5/11/25		10,162	10,718,898

			49,421,337
New Zealand — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
4.13%, 7/15/21 (a)(b)		1,957	1,971,678
7.00%, 7/15/24 (a)		769	812,737

			2,784,415
Norway — 0.4%
Golden Ocean Group Ltd., 3.07%, 1/30/19 (i)		2,000	1,092,600
Norwegian Air Shuttle ASA Pass-Through Trust,
7.50%, 11/10/23 (a)		14,835	14,631,315

			15,723,915

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)		Value
Philippines — 0.1%
Rizal Commercial Banking Corp., 4.25%, 1/22/20	USD	400		$422,126
Royal Capital BV, 6.25% (b)(f)		2,150		2,250,085

				2,672,211
Portugal — 0.4%
Banco Espirito Santo SA:
2.63%, 5/08/17 (d)(k)	EUR	6,100		1,841,355
4.75%, 1/15/18 (d)(k)		19,300		5,825,927
4.00%, 1/21/19 (d)(k)		22,800		6,882,442

				14,549,724
Qatar — 0.0%
ABQ Finance Ltd., 3.63%, 4/13/21	USD	900		923,265
Singapore — 0.1%
Global A&T Electronics Ltd., 10.00%, 2/01/19		2,850		2,123,250
United Overseas Bank Ltd., 3.50%, 9/16/26 (b)		1,600		1,639,120

				3,762,370
South Korea — 0.1%
Hyundai Capital Services, Inc., 2.88%, 3/16/21		2,000		2,066,300
Shinhan Bank, 3.88%, 3/24/26		930		979,443
Woori Bank, 4.75%, 4/30/24		2,130		2,253,184

				5,298,927
Spain — 1.2%
Bankia SA, 4.00%, 5/22/24 (b)	EUR	30,200		33,162,939
BPE Financiaciones SA, 2.00%, 2/03/20		10,500		11,761,831
PortAventura Entertainment Barcelona BV, 5.36%, 12/01/19 (b)		2,000		2,231,541

				47,156,311
Switzerland — 0.1%
Credit Suisse AG, 5.75%, 9/18/25 (b)		3,970		4,799,219
Turkey — 0.4%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)	USD	14,584		14,073,624
United Arab Emirates — 0.1%
EI Sukuk Co. Ltd., 3.54%, 5/31/21		1,850		1,891,625
United Kingdom — 3.1%
Annington Finance No. 4 PLC, 1.47%, 1/10/23 (b)	GBP	—	(e)	607
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (j)		2,534		3,823,839
Cognita Financing PLC, 7.75%, 8/15/21		875		1,183,566
Enterprise Funding Ltd., 3.50%, 9/10/20 (i)		5,600		5,658,551
Iceland Bondco PLC, 6.75%, 7/15/24		1,500		1,746,957
Ineos Finance PLC, 4.00%, 5/01/23	EUR	10,840		12,300,967
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	8,300		10,342,049
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,425		1,853,596
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21		5,800		7,486,240
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 9/30/21		776		1,021,310
Series A6, 5.94%, 9/30/22		5,363		6,591,616
Series A7, 5.27%, 3/30/24		2,412		2,773,055
Punch Taverns Finance PLC:
0.53%, 7/15/21 (b)		1,713		2,074,220
Series 2014, 6.03%, 10/15/27 (a)(b)		10,514		11,807,229
Synlab Unsecured Bondco PLC, 8.25%, 7/01/23	EUR	2,400		2,782,492
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (i)	USD	1,800		1,870,704

Corporate Bonds		Par (000)	Value
United Kingdom (continued)
Unique Pub Finance Co. PLC:
7.40%, 3/28/24	GBP	5,466	$6,954,880
5.66%, 6/30/27		9,824	13,066,127
6.46%, 3/30/32		6,595	7,173,810
Virgin Media Secured Finance PLC:
5.50%, 1/15/25		5,535	7,609,162
4.88%, 1/15/27		5,175	6,797,498
6.25%, 3/28/29		3,501	4,841,909
Voyage Care Bondco PLC, 11.00%, 2/01/19		5,000	6,386,318

			126,146,702
United States — 38.3%
AbbVie, Inc., 4.30%, 5/14/36 (l)	USD	7,500	7,852,725
Acadia Healthcare Co., Inc., 5.63%, 2/15/23		740	734,731
Actavis Funding SCS, 4.75%, 3/15/45		15,000	16,618,170
Aetna, Inc., 2.80%, 6/15/23 (l)		20,000	20,584,980
Air Lease Corp., 3.38%, 6/01/21		6,455	6,706,874
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 6/15/24 (a)		1,271	1,350,438
Alere, Inc.:
6.50%, 6/15/20		6,225	6,116,063
6.38%, 7/01/23 (a)		3,055	3,058,819
AMC Networks, Inc.:
4.75%, 12/15/22		250	256,250
5.00%, 4/01/24		10,391	10,572,843
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		8,135	8,012,975
American Airlines Pass-Through Trust:
Series 2001-1, Class A-1, 6.98%, 5/23/21		9,484	9,674,029
Series 2011-1, Class B, 7.00%, 1/31/18 (a)		3,174	3,332,250
Series 2013-1, Class C, 6.13%, 7/15/18 (a)		12,304	12,811,540
Series 2013-2, Class C, 6.00%, 1/15/17 (a)		32,651	33,058,714
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)		173	158,944
Amsurg Corp., 5.63%, 7/15/22		4,595	4,824,750
Anthem, Inc.:
5.85%, 1/15/36		4,332	5,377,433
4.65%, 1/15/43		3,001	3,316,060
Apple Inc.:
2.45%, 8/04/26		10,000	10,018,270
3.85%, 8/04/46		20,000	20,073,720
AT&T Inc., 0.00%, 11/27/22 (a)(c)(l)		50,000	41,020,800
Aviation Capital Group Corp., 4.88%, 10/01/25 (a)		13,488	14,073,379
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		10,795	10,875,692
Capital One Financial Corp., 3.75%, 7/28/26		12,000	12,080,664
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.88%, 4/01/24 (a)		2,802	2,991,135
5.75%, 2/15/26 (a)		1,707	1,800,885
5.88%, 5/01/27 (a)		3,800	4,009,000
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (a)		1,453	1,518,385
CHS/Community Health Systems, Inc., 8.00%, 11/15/19		8,650	8,314,813
Citigroup, Inc., 4.13%, 7/25/28		10,000	10,192,870
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,070	7,317,450

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Comcast Corp.:
1.63%, 1/15/22	USD	13,198	$13,197,591
2.35%, 1/15/27		15,000	15,018,210
3.20%, 7/15/36		25,000	24,906,225
3.40%, 7/15/46		25,000	24,605,300
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 10/29/24		2,442	2,576,139
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,736,250
CSC Holdings LLC, 5.25%, 6/01/24		1,785	1,699,124
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		3,862	3,905,447
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/23		18,403	19,047,548
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.88%, 6/15/21 (a)		22,609	23,626,337
7.13%, 6/15/24 (a)		24,588	26,456,024
6.02%, 6/15/26 (a)		20,280	21,726,288
Discover Bank, 3.45%, 7/27/26		1,985	1,999,764
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)(l)		4,055	3,690,050
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		291	303,004
5.75%, 3/01/23 (a)		4,921	5,314,680
Dynegy, Inc., 6.75%, 11/01/19		640	652,000
E*TRADE Financial Corp., 4.63%, 9/15/23		690	714,150
Eastman Chemical Co., 4.65%, 10/15/44		9,844	10,334,487
Endo International PLC:
6.00%, 7/15/23 (a)		4,953	4,318,422
6.00%, 2/01/25 (a)		2,698	2,327,025
Energy Transfer Partners LP:
6.50%, 2/01/42		9,932	10,504,659
6.13%, 12/15/45		5,000	5,237,625
EnLink Midstream Partners LP, 4.85%, 7/15/26		8,000	7,776,120
Equinix, Inc.:
5.38%, 1/01/22		3,700	3,894,250
5.75%, 1/01/25		4,554	4,838,625
5.88%, 1/15/26		2,296	2,473,940
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		1,886	1,876,570
Exelon Corp.:
2.45%, 4/15/21		8,920	9,101,727
4.45%, 4/15/46		12,500	13,752,450
FedEx Corp.:
4.10%, 2/01/45		6,760	7,087,110
4.55%, 4/01/46		16,270	18,353,634
FireEye, Inc., 1.00%, 6/01/35 (i)		7,150	6,645,031
First Data Corp.:
5.38%, 8/15/23 (a)		2,652	2,721,615
7.00%, 12/01/23 (a)		9,449	9,720,659
5.75%, 1/15/24 (a)		3,564	3,581,749
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)(l)		5,985	6,134,625
Genworth Holdings, Inc.:
6.52%, 5/22/18		13,765	13,782,206
7.70%, 6/15/20		1,201	1,077,898
4.80%, 2/15/24		3,427	2,561,683
Gilead Sciences, Inc., 3.65%, 3/01/26		5,000	5,454,795
HCA, Inc.:
4.25%, 10/15/19		9,075	9,438,000
7.50%, 2/15/22		610	692,350
5.38%, 2/01/25		2,098	2,183,242
HD Supply, Inc.:
7.50%, 7/15/20		1,854	1,937,430
5.25%, 12/15/21 (a)		10,696	11,324,390

Corporate Bonds		Par (000)	Value
United States (continued)
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)	USD	10,115	$10,241,437
7.75%, 6/01/24 (a)		7,500	7,575,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		5,575	5,777,317
Hologic, Inc., 5.25%, 7/15/22 (a)		1,881	1,993,860
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		7,183	7,542,150
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		4,295	4,262,787
5.88%, 2/01/22		5,186	4,952,630
Iron Mountain, Inc., 6.00%, 10/01/20 (a)		660	696,300
Italics Merger Sub, Inc., 7.13%, 7/15/23 (a)		14,142	13,929,870
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		2,992	3,173,914
John Deere Capital Corp., 3.35%, 6/12/24		15,000	16,288,935
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (a)		706	737,770
KLX, Inc., 5.88%, 12/01/22 (a)		920	931,500
Lam Research Corp.:
2.80%, 6/15/21		4,884	5,037,831
3.45%, 6/15/23		4,753	4,955,791
Level 3 Financing, Inc.:
6.13%, 1/15/21		9,808	10,212,580
5.13%, 5/01/23		2,754	2,836,620
5.38%, 1/15/24		1,120	1,174,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		709	710,773
5.75%, 8/01/22 (a)		15,905	15,547,137
5.50%, 4/15/25 (a)		10,239	9,445,477
Marathon Petroleum Corp.:
6.50%, 3/01/41		5,378	5,784,066
5.85%, 12/15/45		15,400	15,114,669
MDC Partners, Inc., 6.50%, 5/01/24 (a)		1,606	1,553,805
MGM Resorts International, 6.00%, 3/15/23		1,448	1,566,562
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc., 5.63%, 5/01/24 (a)		1,661	1,778,931
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		27,211	24,353,845
7.50%, 9/15/23 (a)		11,538	12,616,111
5.63%, 1/15/26 (a)		13,510	11,990,125
Molson Coors Brewing Co.:
1.45%, 7/15/19		5,057	5,083,306
2.10%, 7/15/21		25,000	25,332,025
Morgan Stanley, 3.13%, 7/27/26		15,000	15,106,830
Motorola Solutions, Inc.:
3.50%, 9/01/21		6,481	6,712,728
3.75%, 5/15/22		10,719	10,980,211
MPLX LP, 4.50%, 7/15/23 (a)		7,500	7,349,407
Mylan NV:
2.50%, 6/07/19 (a)		3,449	3,511,913
3.95%, 6/15/26 (a)		21,975	22,882,787
5.25%, 6/15/46 (a)		17,955	20,235,105
NBTY, Inc., 7.63%, 5/15/21 (a)		1,720	1,754,400
Neptune Finco Corp., 10.13%, 1/15/23 (a)		1,984	2,274,160
Nexstar Escrow Corp., 5.63%, 8/01/24 (a)		1,009	1,025,396
Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (a)		600	631,500
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		8,970	8,078,274
Novelis, Inc., 8.75%, 12/15/20		780	813,150
NRG Energy, Inc., 6.63%, 1/15/27 (a)		1,908	1,886,535
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,654	4,770,350

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Oracle Corp.:
2.40%, 9/15/23	USD	15,000	$15,148,710
2.65%, 7/15/26		15,000	15,072,690
3.85%, 7/15/36		15,000	15,408,795
4.00%, 7/15/46		15,000	15,535,890
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		2,561	2,833,106
8.00%, 7/15/25 (a)		1,083	1,242,743
5.00%, 8/15/26 (a)		1,274	1,270,019
PQ Corp., 6.75%, 11/15/22 (a)		659	693,189
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		14,280	15,243,900
Project Homestake Merger Corp., 8.88%, 3/01/23 (a)		6,430	6,719,350
Qorvo, Inc.:
6.75%, 12/01/23 (a)		9,800	10,535,000
7.00%, 12/01/25 (a)		13,704	14,851,710
QUALCOMM, Inc., 4.80%, 5/20/45		7,500	8,337,600
Radian Group, Inc.:
5.50%, 6/01/19		7,000	7,315,000
5.25%, 6/15/20		7,500	7,781,250
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/01/23 (a)		1,560	1,583,400
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (a)		1,292	1,345,282
Rite Aid Corp., 6.13%, 4/01/23 (a)		20,005	21,230,306
Rolta Americas LLC, 8.88%, 7/24/19 (d)(k)		435	47,850
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		2,135	2,204,387
6.25%, 3/15/22		2,628	2,749,545
5.88%, 6/30/26 (a)		1,626	1,668,683
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	2,799,769
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)		9,957	10,429,957
5.25%, 11/15/23 (a)		3,156	3,305,910
Sealed Air Corp., 5.13%, 12/01/24 (a)		3,486	3,664,657
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 4/01/23 (a)		680	690,200
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)		300	308,157
Southwestern Energy Co., 5.80%, 1/23/20		6,225	6,069,375
Spectrum Brands, Inc., 5.75%, 7/15/25		4,679	5,065,017
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,009	3,261,004
Standard Industries, Inc., 5.13%, 2/15/21 (a)		566	591,470
Station Casinos LLC, 7.50%, 3/01/21		680	719,100
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		700	695,713
Symantec Corp., 3.95%, 6/15/22		3,680	3,740,304
Team Health, Inc., 7.25%, 12/15/23 (a)		5,000	5,450,000
Tenet Healthcare Corp.:
5.00%, 3/01/19		6,812	6,556,550
4.15%, 6/15/20 (b)		6,100	6,054,250
6.00%, 10/01/20		3,227	3,412,391
Time Warner Cable, Inc.:
5.00%, 2/01/20		14,897	16,286,399
5.88%, 11/15/40 (l)		30,000	33,572,340
4.50%, 9/15/42		3,225	3,132,375
Time Warner, Inc., 2.95%, 7/15/26		15,000	15,334,590
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,895	3,043,369
6.73%, 4/28/22		1,490	1,560,775
6.00%, 3/01/23		1,642	1,735,988
6.50%, 1/15/24		2,810	3,006,700
6.38%, 3/01/25		6,975	7,463,250

Corporate Bonds		Par (000)	Value
United States (continued)
TransDigm, Inc.:
6.00%, 7/15/22	USD	3,770	$3,890,715
6.50%, 7/15/24		5,335	5,541,358
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19		795	881,958
Series 2012-2, Class B, 6.75%, 6/03/22		2,543	2,778,119
Series 2012-2, Class C, 5.45%, 6/03/18		12,800	13,120,000
Series 2013-1, Class B, 5.38%, 11/15/21		6,347	6,489,408
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 8/15/25		5,516	5,929,783
Series 2014-2, Class B, 4.63%, 9/03/22		8,501	8,522,716
United States Steel Corp., 8.38%, 7/01/21 (a)		1,127	1,229,839
Univision Communications, Inc.:
8.50%, 5/15/21 (a)		7,085	7,436,621
5.13%, 5/15/23 (a)		14,450	14,847,375
5.13%, 2/15/25 (a)		1,369	1,408,359
USG Corp., 9.50%, 1/15/18		1,160	1,270,200
Walgreens Boots Alliance, Inc.:
2.60%, 6/01/21		15,939	16,330,286
4.80%, 11/18/44		7,500	8,487,293
4.65%, 6/01/46		6,825	7,674,064
Wayne Merger Sub LLC, 8.25%, 8/01/23 (a)		1,850	1,843,063
Weatherford International Ltd., 7.75%, 6/15/21		1,658	1,566,293
Western Digital Corp.:
7.38%, 4/01/23 (a)		12,627	13,747,646
10.50%, 4/01/24 (a)(l)		39,521	44,510,526
Williams Partners LP:
3.60%, 3/15/22		5,596	5,447,365
3.35%, 8/15/22		13,991	13,427,750
4.30%, 3/04/24		20,000	19,731,580
XPO Logistics, Inc., 6.50%, 6/15/22 (a)		2,834	2,805,660
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		6,060	6,302,400
6.38%, 5/15/25		4,159	4,351,354

			1,549,562,315
Vietnam — 0.0%
Vingroup JSC, 11.63%, 5/07/18		810	866,700
Total Corporate Bonds — 57.1%			2,307,658,375

Floating Rate Loan Interests (b)
Canada — 0.2%
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		8,373	8,406,556
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		128	106,727

			8,513,283
France — 0.1%
Vivarte, Bond, 11.00% (4.00% Cash and 7.00% PIK), 10/29/19	EUR	2,432	2,196,546
Germany — 0.6%
IVG Immobilien AG:
Facility A1 Loan, 9.50%, 6/02/17		2,371	2,717,486
Facility A2 Loan, 9.50%, 6/02/17		3,516	4,028,761
Paternoster Holding IV GmbH, Facility B, 6.63%, 3/31/22		4,352	4,752,630

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Germany (continued)
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.00%, 7/29/18	EUR	3,798	$3,256,849
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.50%, 8/14/20		4,068	4,497,879
Term Loan, 9.00%, 8/16/21 (a)		3,000	3,387,557

			22,641,162
Italy — 0.3%
Sit SpA, Medium Term Facility B, 5.50%, 4/30/20		12,000	13,147,744
Luxembourg — 0.6%
Azelis Finance SA (Azelis U.S. Holding, Inc.):
Euro Term Loan (First Lien), 6.50%, 12/16/22		3,565	4,003,615
Euro Term Loan (Second Lien), 9.50%, 12/18/23		5,040	5,536,140
BSN Medical Luxembourg Finance Holding S.àr.l. (FKA Boston Luxembourg III S.à r.l.), Facility (Second Lien), 8.00%, 8/31/21		1,600	1,770,921
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22	USD	3,338	3,300,670
Gaming Invest S.à r.l. (AKA Sisal SPA), Facility (Mezzanine), 3.63% - 5.50%, 12/31/17	EUR	3,704	4,126,043
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	2,196	2,079,009
IVG Immobilien AG:
Facility A2, 2.00%, 6/02/17	EUR	55	3,086
Facility A2 (EUR), 2.00%, 6/02/17		70	3,934
Facility A3, 2.00%, 6/02/17		39	2,183
Facility A3 (EUR), 2.00%, 6/02/17		10	545
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23		1,090	1,224,719
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20	USD	2,577	2,437,007

			24,487,872
Netherlands — 0.3%
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21		4,643	4,584,634
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		741	619,017
MediArena Acquisition BV (FKA AP NMT Acquisition BV), Euro Term B Loan (First Lien), 6.00%, 8/13/21	EUR	997	951,383
Pelican Rouge (Akorn) (FKA Autobar), Super Senior Term Facility, 4.75%, 10/31/19		3,200	3,327,184
Taghleef Industries Holdco Ltd., Facility B (EUR), 4.50%, 5/10/23		1,380	1,548,309

			11,030,527
South Korea — 0.0%
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19	USD	454	452,607
Spain — 0.1%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.00%, 6/18/20	EUR	1,120	1,235,738
Desarrollos Empresariales Piera S.L., Second Lien Facility, 8.25%, 11/28/22		2,700	3,045,028

			4,280,766
United Kingdom — 0.2%
CD&R Firefly Bidco Ltd., Facility B, 6.00%, 7/18/22	GBP	2,510	3,257,520
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	719	600,510

Floating Rate Loan Interests (b)		Par (000)	Value
United Kingdom (continued)
Optima Sub-Finco Ltd., Term Facility B2 (EUR), 5.00%, 1/30/23	EUR	3,888	$4,337,503
Virgin Media Investment Holdings Ltd., F Facility, 3.65%, 6/30/23	USD	347	345,172

			8,540,705
United States — 10.9%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		894	832,607
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		4,574	4,548,200
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.50%, 6/20/22		1,478	1,454,132
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		3,575	3,552,998
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		170	170,035
Ascent Resources — Marcellus LLC (FKA American Energy — Marcellus LLC), Initial Loan (Second Lien), 8.50%, 8/04/21		9,433	990,413
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		1,995	1,993,763
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		40,930	40,923,945
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		1,020	1,022,500
B/E Aerospace, Inc., Term Loan, 3.75%, 12/16/21		1,937	1,948,001
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		1,225	1,215,544
Berry Plastics Corp., Term H Loan, 3.75%, 10/01/22		1,624	1,628,862
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19		1,351	1,348,241
Blue Coat Holdings, Inc., Initial Term Loan, 6.00%, 5/20/22		12,259	12,252,835
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		2,389	2,396,390
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 3.75% - 5.25%, 1/30/20		2,552	2,560,463
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		7,924	7,730,223
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 4.00%, 7/31/21		1,717	1,719,814
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		3,430	3,440,437
Cengage Learning, Inc., 2016 Refinancing Term Loan, 5.25%, 6/07/23		10	9,975
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		1,023	853,817
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I Loan (2016), 3.50%, 1/24/23		4,948	4,967,390
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.75%, 6/07/23		1,925	1,931,201
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 3.75%, 12/31/19		8,663	8,517,663
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		1,638	1,632,744

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Cotiviti Corporation (FKA Connolly Intermediate, Inc.), Initial Term Loan (First Lien), 4.50%, 5/14/21	USD	3,871	$3,878,277
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,679	2,665,841
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		3,162	3,181,047
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		1,377	1,384,745
Dell International LLC, Term C Loan, 3.75%, 10/29/18		9,057	9,045,514
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		1,788	1,797,133
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		3,242	3,227,564
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield), 2015-1 Additional Term Loan (First Lien), 4.25%, 11/04/21		12,344	12,256,213
Dynegy Finance IV, Inc., Term Loan, 5.00%, 6/27/23		2,525	2,525,000
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,080	1,076,883
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		6,165	6,172,706
First Data Corp., 2021 Extended Dollar Term Loan, 4.49%, 3/24/21		9,482	9,524,494
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		8,681	8,487,761
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		19,925	19,850,281
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.44%, 2/27/21		8,866	8,890,838
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		2,294	2,303,398
Hostess Brands LLC, Term B Loan (First Lien), 4.50%, 8/03/22		1,795	1,801,097
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		8,259	8,255,296
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		12,969	12,782,970
Jack Ohio Finance LLC (FKA ROC Finance LLC), Funded Term B Loan, 5.00%, 6/20/19		399	384,522
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		4,606	4,602,416
KAR Auction Services, Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23		958	965,184
Keurig Green Mountain, Inc., Term B EUR Loan, 5.00%, 3/03/23	EUR	3,600	4,066,517
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.23%, 6/16/23	USD	850	853,723
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,265	5,271,581
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		405	406,620
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		1,116	1,115,500
Tranche B-3 Term Loan, 5.50%, 6/07/20		1,737	1,735,069
MGM Growth Properties Operating Partnership LP, Term B Loan, 4.00%, 4/25/23		3,189	3,209,779
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,287	1,290,455
Micron Technology, Inc., Term Loan, 6.64%, 4/26/22		10,000	10,097,500

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23	USD	1,755	$1,772,550
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		1,995	1,953,763
NBTY, Inc., Dollar Term B Loan, 5.00%, 5/05/23		825	820,875
Northwest Airlines, Inc.:
B757-200, 2.13%, 9/10/18		460	447,350
B757-300, 2.75%, 3/10/17		300	297,000
B757-300, 2.13%, 3/10/17		228	221,244
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		7,796	7,784,616
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		17,015	17,121,473
ON Semiconductor Corp., Closing Date Term Loan, 5.25%, 3/31/23		8,422	8,516,747
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		3,675	3,554,019
PetCo Animal Supplies, Inc., Tranche B-1 Term Loan, 5.00%, 1/26/23		2,471	2,486,310
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.25%, 4/29/20		1,332	1,332,325
PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/04/22		650	655,148
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), Term B-1 Loan (First Lien), 4.75%, 5/02/22		9,331	9,404,902
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		1,200	1,202,436
Revlon Consumer Products Corp., Term Loan B, 3.50%, 7/21/23		1,415	1,412,793
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		2,219	2,216,958
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	360,900
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,504	8,532,790
SolarWinds Holdings, Inc., Initial U.S. Term Loan (First Lien), 6.50%, 2/03/23		8,000	8,060,000
Spectrum Brands, Inc., USD Term Loan, 3.50%, 6/23/22		2,747	2,757,066
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,959	2,925,170
Station Casinos LLC, Term B Facility Loan, 3.75%, 6/08/23		2,592	2,592,881
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		2,186	2,193,947
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		790	792,963
Team Health, Inc., New Tranche B Term Loan, 3.75%, 11/23/22		1,995	1,999,987
Telenet Financing USD LLC, Term Loan AD Facility, 4.25%, 6/30/24		883	884,807
Telesat Canada, U.S. Term B-2 Loan, 3.50%, 3/28/19		1,060	1,056,547
Texas Competitive Electric Holdings Co. LLC (TXU):
Term Loan B (First Lien),, 5.00%, 7/27/23		11,597	11,616,100
Term Loan C (First Lien),, 5.00%, 7/27/23		2,646	2,650,398
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22		2,458	2,471,265
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, 4.00%, 6/27/23		8,465	8,505,547
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		6,459	6,455,258

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
USAGM Holdco LLC (AKA AlliedUniversal):
Delayed Term Loan, 4.50%, 7/28/22	USD	2,410	$2,390,157
Incremental Term Loan, 4.50%, 7/28/22		12,145	12,046,393
Veritas U.S., Inc., Initial Euro Term B-1 Loan, 6.63%, 1/27/23	EUR	9,904	10,307,230
VF Holding Corp., Initial Term Loan (First Lien), 4.75%, 6/30/23	USD	940	941,344
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		130	130,164
Western Digital Corp., U.S. Term B Loan, 6.25%, 4/29/23		20,600	20,788,902
WEX, Inc., Term B Loan, 4.25%, 6/30/23		2,155	2,166,443
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		2,552	2,547,852
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 2.75%, 5/06/21		2,500	2,498,225

			441,620,962
Total Floating Rate Loan Interests — 13.3%			536,912,174

Foreign Agency Obligations
Australia — 0.0%
SGSP Australia Assets Pty Ltd., 3.30%, 4/09/23		400	413,965
Brazil — 0.3%
Petrobras Global Finance BV:
4.75%, 1/14/25	EUR	3,200	3,114,667
8.75%, 5/23/26	USD	5,000	5,198,500
6.63%, 1/16/34	GBP	3,260	3,619,896

			11,933,063
China — 0.6%
Avi Funding Co. Ltd., 2.85%, 9/16/20	USD	1,100	1,128,072
CDBI Treasure I Ltd., 2.25%, 8/02/21		800	803,646
China Cinda Finance 2015 I Ltd., 4.25%, 4/23/25		1,170	1,217,484
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43		680	836,008
CITIC Ltd., 2.80%, 12/14/21		2,550	2,567,439
CITIC Pacific Ltd., 6.80%, 1/17/23		2,000	2,438,830
CNPC HK Overseas Capital Ltd., 4.50%, 4/28/21		2,000	2,202,800
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		1,950	2,079,654
Huarong Finance II Co. Ltd.:
3.25%, 6/03/21		2,400	2,437,322
4.63%, 6/03/26		1,550	1,655,495
ICBCIL Finance Co. Ltd., 3.20%, 11/10/20		1,900	1,947,215
Industrial & Commercial Bank of China Ltd., 2.50%, 6/16/21		2,000	2,010,076
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 7/30/25		1,900	2,042,869
4.20%, 7/27/26		1,200	1,236,648

			24,603,558
India — 0.1%
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22		200	217,480
NTPC Ltd.:
5.63%, 7/14/21		1,100	1,249,820
4.25%, 2/26/26		1,200	1,276,200
ONGC Videsh Ltd., 4.63%, 7/15/24		677	736,386

			3,479,886

Foreign Agency Obligations		Par (000)	Value
Indonesia — 0.1%
Pelabuhan Indonesia II PT, 5.38%, 5/05/45	USD	700	$703,500
Pertamina Persero PT, 5.63%, 5/20/43		3,150	3,256,965

			3,960,465
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		1,000	997,535
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		1,425	1,475,274

			2,472,809
Norway — 0.2%
Statoil ASA, 3.70%, 3/01/24		9,168	9,964,259
United Arab Emirates — 0.2%
Abu Dhabi National Energy Co. PJSC:
3.63%, 6/22/21		1,000	1,035,280
5.88%, 12/13/21		1,150	1,316,957
3.63%, 1/12/23		1,300	1,330,875
4.38%, 6/22/26		600	637,752
DP World Crescent Ltd., 3.91%, 5/31/23		2,258	2,287,354

			6,608,218
Venezuela — 0.0%
Petroleos de Venezuela SA, 6.00%, 11/15/26		4,200	1,533,000
Total Foreign Agency Obligations — 1.6%			64,969,223

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina, 6.88%, 4/22/21		4,705	5,062,580
Belarus — 0.0%
Republic of Belarus, 8.95%, 1/26/18		1,400	1,461,740
Croatia — 0.2%
Republic of Croatia, 3.88%, 5/30/22	EUR	6,000	7,009,894
Dominican Republic — 0.1%
Dominican Republic International Bond, 7.45%, 4/30/44	USD	2,800	3,192,000
Greece — 0.2%
Hellenic Republic, 3.00%, 2/24/24 (m)	EUR	8,100	6,704,675
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	4,500	5,085,594
Indonesia — 0.5%
Republic of Indonesia:
2.88%, 7/08/21	EUR	6,200	7,322,232
2.63%, 6/14/23		1,166	1,350,933
5.88%, 1/15/24	USD	950	1,111,008
3.38%, 7/30/25	EUR	1,300	1,548,944
4.75%, 1/08/26	USD	3,096	3,446,179
6.75%, 1/15/44		1,117	1,511,817
5.95%, 1/08/46		1,343	1,675,022

			17,966,135
Ivory Coast — 0.0%
Republic of Ivory Coast, 5.75%, 12/31/32 (m)		1,485	1,418,472

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Foreign Government Obligations		Par (000)	Value
Mongolia — 0.1%
Mongolian People’s Republic:
7.50%, 6/30/18	CNH	4,000	$586,984
10.88%, 4/06/21	USD	425	472,348
5.13%, 12/05/22		2,400	2,167,039

			3,226,371
Portugal — 0.3%
Republic of Portugal, 5.13%, 10/15/24		12,875	13,083,086
Russia — 0.4%
Russian Federation:
3.25%, 4/04/17		5,800	5,858,000
5.00%, 4/29/20		8,500	9,052,500

			14,910,500
Serbia — 0.3%
Republic of Serbia:
5.88%, 12/03/18		7,400	7,859,762
4.88%, 2/25/20		5,700	5,918,948

			13,778,710
Sri Lanka — 0.3%
Republic of Sri Lanka:
6.00%, 1/14/19		429	446,805
6.25%, 10/04/20		1,597	1,690,951
5.75%, 1/18/22		1,200	1,239,457
6.13%, 6/03/25		1,000	1,010,534
6.85%, 11/03/25		2,600	2,737,873
6.83%, 7/18/26		2,900	3,020,796

			10,146,416
Venezuela — 0.0%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26		1,500	725,625
Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24		558	595,980
Total Foreign Government Obligations — 2.6%			104,367,778

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.1%
United Kingdom — 0.1%
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, 0.86%, 1/15/39 (b)	USD	5,601	4,874,593
Commercial Mortgage-Backed Securities — 1.8%
Ireland — 0.1%
German Residential Funding Ltd., Series 2013-1, Class E, 3.89%, 8/27/24 (b)	EUR	3,410	3,869,081
United States — 1.7%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ, 5.54%, 6/10/49 (b)	USD	4,000	4,014,043
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.93%, 12/15/27 (a)(b)		4,700	4,658,407

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Commercial Mortgage Trust:
Series 2014-PAT, Class E, 3.63%, 8/13/27 (a)(b)	USD	1,000	$984,315
Series 2014-PAT, Class F, 2.92%, 8/13/27 (a)(b)		2,000	1,860,002
Series 2014-PAT, Class G, 2.07%, 8/13/27 (a)(b)		2,000	1,979,280
Core Industrial Trust:
Series 2015-CALW, Class F, 3.85%, 2/10/34 (a)(b)		4,620	4,637,424
Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)		5,640	5,195,681
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		256	232,630
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		8,740	8,555,638
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		4,620	4,383,497
Series 2015-NRF, Class GFX, 3.38%, 12/15/34 (a)(b)		14,125	13,019,487
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 6/10/28 (a)(b)		2,545	2,524,754
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		3,503	3,521,408
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class B, 5.93%, 6/15/38 (b)		4,710	4,704,754
Series 2007-C1, Class AJ, 5.48%, 2/15/40		360	361,525
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 6.04%, 9/15/28 (a)(b)		5,533	5,526,201
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class D, 3.85%, 11/15/48		4,630	3,414,636

			69,573,682
Interest Only Commercial Mortgage-Backed Securities — 0.1%
United States — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		21,425	2,677,408
Total Non-Agency Mortgage-Backed Securities — 2.0%			80,994,764

Preferred Securities
Capital Trusts
Australia — 0.1%
AusNet Services Holdings Pty. Ltd, 5.75%, 3/17/76 (b)		1,700	1,845,648
Australia & New Zealand Banking Group Ltd.:
6.75% (b)(f)		1,383	1,503,100
4.40%, 5/19/26		588	622,045

			3,970,793
China — 0.2%
CCCI Treasure Ltd., 3.50% (b)(f)		2,700	2,754,880
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)		2,800	2,842,700
CITIC Ltd., 8.63% (b)(f)		2,000	2,248,064

			7,845,644

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Preferred Securities		Par (000)	Value
France — 0.5%
Credit Agricole SA, 6.50% (b)(f)	EUR	5,600	$6,209,179
Electricite de France SA, 5.88% (b)(f)	GBP	5,000	6,038,250
Orange SA, 5.25% (b)(f)	EUR	790	984,795
TOTAL SA, 3.88% (b)(f)		4,959	5,804,766

			19,036,990
Germany — 0.2%
HSH Nordbank AG, 7.25% (b)(f)	USD	24,190	6,064,433
Hong Kong — 0.1%
Bank of East Asia Ltd., 5.50% (b)(f)		1,800	1,811,471
Industrial & Commercial Bank of China Asia Ltd., 4.25% (b)(f)		2,700	2,701,110
Noble Group Ltd., 6.00% (b)(f)		1,400	847,000

			5,359,581
Ireland — 0.1%
Bank of Ireland, 7.38% (b)(f)	EUR	3,400	3,687,182
Italy — 0.4%
Intesa Sanpaolo SpA, 7.00% (b)(f)		15,444	16,856,743
Japan — 0.6%
Dai-ichi Life Insurance Co. Ltd.:
4.00% (a)(b)(f)	USD	23,173	23,402,529
4.00% (b)(f)		1,850	1,868,297

			25,270,826
Netherlands — 0.2%
ABN AMRO Bank NV, 5.75% (b)(f)	EUR	6,800	7,383,867
Philippines — 0.0%
SMC Global Power Holdings Corp., 7.50%, 11/07/19 (b)	USD	230	244,441
South Korea — 0.0%
Shinsegae Co. Ltd., 2.63%, 5/08/45 (b)		900	904,635
Spain — 1.7%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(f)	EUR	10,400	10,519,737
8.88% (b)(f)		4,800	5,595,036
9.00% (b)(f)	USD	4,000	4,130,000
Banco Popular Espanol SA:
8.25% (b)(f)	EUR	6,400	6,511,264
11.50% (b)(f)		8,300	9,697,020
Banco Santander SA, 6.25% (b)(f)		17,700	17,615,898
Gas Natural Fenosa Finance BV, 4.13% (b)(f)		3,000	3,413,785
Repsol International Finance BV, 4.50%, 3/25/75 (b)		2,900	2,819,236
Telefonica Europe BV:
4.20% (b)(f)		5,600	6,378,221
5.88% (b)(f)		1,500	1,778,467

			68,458,664
Switzerland — 0.4%
Credit Suisse Group AG, 6.25% (a)(b)(f)	USD	4,200	4,058,292
UBS Group AG:
5.75% (b)(f)	EUR	1,500	1,731,511
6.88% (b)(f)	USD	10,525	10,676,560

			16,466,363
United Kingdom — 0.1%
HBOS Capital Funding LP, 6.85% (b)(f)		4,341	4,373,557

Preferred Securities		Par (000)	Value
United States — 1.7%
Bank of New York Mellon Corp., 4.63% (b)(f)	USD	12,000	$11,970,000
Enterprise Products Operating LLC, 4.46%, 8/01/66 (b)		456	421,230
Goldman Sachs Group, Inc., 5.30% (b)(f)		7,009	7,105,374
JPMorgan Chase Capital XXI, 1.59%, 2/02/37 (b)		15,000	11,943,750
JPMorgan Chase Capital XXIII, 1.63%, 5/15/47 (b)		5,783	4,438,453
NBCUniversal Enterprise, Inc., 5.25% (a)(f)		2,500	2,626,250
State Street Capital Trust IV, 1.65%, 6/15/37 (b)(l)		33,585	28,883,100

			67,388,157
Total Capital Trusts — 6.3%			253,311,876

Preferred Stocks		Shares
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (d)		11,824	1,487,171
Novartex Holding Luxembourg SCA Equity, 0.00% (d)(f)		3,369	—
Total Preferred Stocks — 0.0%			1,487,171

Trust Preferreds
United States — 0.3%
Mandatory Exchangeable Trust, 0.14%		133,721	14,128,961
Total Preferred Securities — 6.6%			268,928,008

U.S. Treasury Obligations		Par (000)
U.S. Treasury Notes:
0.63%, 6/30/18 (r)	USD	14,555	14,544,768
0.75%, 7/15/19 (l)		52,332	52,317,713
1.13%, 6/30/21		87,545	87,917,365
1.38%, 6/30/23 (l)		92,731	93,259,543
Total U.S. Treasury Obligations — 6.1%			248,039,389
Total Long-Term Investments (Cost — $4,079,262,599) — 99.2%			4,011,895,458

Short-Term Securities
Borrowed Bond Agreements — 22.8%(n)
Barclays Bank PLC, (3.25)%, Open (o)		1,303	1,302,946
(Purchased on 7/19/16 to be repurchased at $1,301,652, collateralized by Deutsche Bank AG, 6.25% (f), par and fair value of USD 1,600,000 and $1,302,000, respectively)
Barclays Bank PLC, (3.25)%, Open (o)		2,282	2,281,891
(Purchased on 7/19/16 to be repurchased at $2,279,625, collateralized by Deutsche Bank AG, 6.25% (f), par and fair value of USD 2,800,000 and $2,278,500, respectively)

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
Barclays Bank PLC, (1.60)%, Open (o)	EUR	565	$631,888
(Purchased on 1/14/16 to be repurchased at EUR 560,269, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 560,000 and $666,372, respectively)
Barclays Bank PLC, (1.60)%, Open (o)		316	353,818
(Purchased on 1/15/16 to be repurchased at EUR 313,730, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 313,000 and $372,454, respectively)
Barclays Bank PLC, (1.50)%, Open (o)	USD	5,403	5,402,719
(Purchased on 7/19/16 to be repurchased at $5,400,468, collateralized by Deutsche Bank AG, 7.50% (f), par and fair value of USD 6,400,000 and $5,408,000, respectively)
Barclays Bank PLC, (0.95)%, Open (o)	EUR	41,350	46,228,983
(Purchased on 6/01/16 to be repurchased at EUR 41,285,135, collateralized by Buoni Poliennali Del Tesoro, 2.15% due at 12/15/21, par and fair value of EUR 37,690,000 and $46,087,692, respectively)
Barclays Bank PLC, (0.95)%, Open (o)		41,357	46,237,122
(Purchased on 6/01/16 to be repurchased at EUR 41,292,404, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 31,440,000 and $45,881,942, respectively)
Barclays Bank PLC, (0.95)%, Open (o)		41,763	46,691,612
(Purchased on 7/20/16 to be repurchased at EUR 41,751,190, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 31,400,000 and $45,823,569, respectively)
Barclays Capital, Inc., (5.00)%, Open (o)	USD	3,879	3,879,450
(Purchased on 6/20/16 to be repurchased at $3,857,359, collateralized by EMC Corp., 3.38% due at 6/01/23, par and fair value of USD 4,440,000 and $4,229,730, respectively)
Barclays Capital, Inc., (0.90)%, Open (o)		6,095	6,095,485
(Purchased on 7/21/16 to be repurchased at $6,094,418, collateralized by Rio Tinto Finance USA PLC, 4.13% due at 8/21/42, par and fair value of USD 5,833,000 and $6,118,759, respectively)
Barclays Capital, Inc., 0.00%, Open (o)		16,200	16,200,000
(Purchased on 4/07/16 to be repurchased at $16,200,000, collateralized by Exxon Mobil Corp., 4.11% due at 3/01/46, par and fair value of USD 15,000,000 and $16,842,660, respectively)
Barclays Capital, Inc., 0.00%, Open (o)		15,488	15,487,500
(Purchased on 4/27/16 to be repurchased at $15,487,500, collateralized by Exxon Mobil Corp., 3.04% due at 3/01/26, par and fair value of USD 15,000,000 and $15,922,020, respectively)
Barclays Capital, Inc., 0.00%, Open (o)		1,783	1,782,875
(Purchased on 5/16/16 to be repurchased at $1,782,875, collateralized by Netflix, Inc., 5.88% due at 2/15/25, par and fair value of USD 1,700,000 and $1,819,000, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
Barclays Capital, Inc., 0.00%, Open (o)	USD	3,794	$3,794,063
(Purchased on 7/20/16 to be repurchased at $3,794,063, collateralized by Sinclair Television Group, Inc., 5.88% due at 3/15/26, par and fair value of USD 3,550,000 and $3,727,500, respectively)
Barclays Capital, Inc., 0.00%, Open (o)		7,832	7,832,400
(Purchased on 7/26/16 to be repurchased at $7,832,400, collateralized by Seagate HDD, 4.75% due at 6/01/23, par and fair value of USD 8,560,000 and $7,983,912, respectively)
Barclays Capital, Inc., 0.05%, Open (o)		11,124	11,123,720
(Purchased on 3/24/16 to be repurchased at $11,125,728, collateralized by Potash Corp. of Saskatchewan, Inc., 5.63% due at 12/01/40, par and fair value of USD 9,844,000 and $12,101,062, respectively)
Barclays Capital, Inc., 0.05%, Open (o)		7,066	7,065,800
(Purchased on 7/25/16 to be repurchased at $7,065,849, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, par and fair value of USD 6,860,000 and $7,012,779, respectively)
BNP Paribas Securities Corp., 0.38%, 8/01/16		93,250	93,250,350
(Purchased on 7/29/16 to be repurchased at $93,253,303, collateralized by U.S. Treasury Bonds, 2.50% due at 5/15/46, par and fair value of USD 88,180,000 and $94,252,692, respectively)
BNP Paribas Securities Corp., 0.40%, Open (o)		23,230	23,229,944
(Purchased on 6/07/16 to be repurchased at $23,244,140, collateralized by U.S. Treasury Bonds, 2.50% due at 5/15/46, par and fair value of USD 23,435,000 and $25,048,898, respectively)
Citigroup Global Markets Limited, (1.75)%, Open (o)		2,806	2,806,180
(Purchased on 1/12/16 to be repurchased at $2,778,898, collateralized by Bank of Communications Co. Ltd., 5.00% (f), par and fair value of USD 2,600,000 and $2,686,450, respectively)
Citigroup Global Markets, Inc., (0.20)%, Open (o)		5,310	5,309,693
(Purchased on 3/23/16 to be repurchased at $5,305,828, collateralized by Enterprise Products Operating LLC, 3.75% due at 2/15/25, par and fair value of USD 5,323,000 and $5,548,738, respectively)
Citigroup Global Markets, Inc., (0.15)%, Open (o)		6,179	6,179,040
(Purchased on 5/04/16 to be repurchased at $6,176,800, collateralized by JPMorgan Chase & Co., 6.75% (f), par and fair value of USD 5,517,000 and $6,212,970, respectively)
Citigroup Global Markets, Inc., 0.00%, Open (o)		438	437,546
(Purchased on 1/12/16 to be repurchased at $437,546, collateralized by Kennametal, Inc., 3.88% due at 2/15/22, par and fair value of USD 437,000 and $449,895, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
Citigroup Global Markets, Inc., 0.00%, Open (o)	USD	2,268	$2,268,400
(Purchased on 7/28/16 to be repurchased at $2,268,400, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 2,140,000 and $2,257,276, respectively)
Citigroup Global Markets, Inc., 0.05%, Open (o)		21,218	21,218,000
(Purchased on 5/31/16 to be repurchased at $21,219,768, collateralized by Hewlett Packard Enterprise Co., 4.90% due at 10/15/25, par and fair value of USD 20,600,000 and $22,091,749, respectively)
Citigroup Global Markets, Inc., 0.05%, Open (o)		10,772	10,771,720
(Purchased on 7/27/16 to be repurchased at $10,771,765, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 10,162,000 and $10,718,898, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		3,518	3,517,500
(Purchased on 3/07/16 to be repurchased at $3,518,927, collateralized by Perrigo Co. PLC, 4.00% due at 11/15/23, par and fair value of USD 3,500,000 and $3,654,609, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		3,999	3,999,000
(Purchased on 3/17/16 to be repurchased at $4,000,522, collateralized by Infor U.S., Inc., 6.50% due at 5/15/22, par and fair value of USD 4,300,000 and $4,257,000, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		2,970	2,970,000
(Purchased on 6/03/16 to be repurchased at $2,970,487, collateralized by Frontier Communications Corp., 8.88% due at 9/15/20, par and fair value of USD 2,750,000 and $2,955,397, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		8,681	8,681,250
(Purchased on 6/08/15 to be repurchased at $8,691,378, collateralized by PepsiCo, Inc., 5.50% due at 1/15/40, par and fair value of USD 7,500,000 and $10,062,480, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		11,460	11,460,000
(Purchased on 6/09/15 to be repurchased at $11,473,338, collateralized by PepsiCo, Inc., 2.75% due at 4/30/25, par and fair value of USD 12,000,000 and $12,632,952, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		16,663	16,662,500
(Purchased on 7/01/16 to be repurchased at $16,663,703, collateralized by Goldman Sachs Group, Inc., 3.75% due at 2/25/26, par and fair value of USD 15,500,000 and $16,392,350, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		35,123	35,122,500
(Purchased on 7/14/16 to be repurchased at $35,124,159, collateralized by Total Capital International SA, 3.75% due at 4/10/24, par and fair value of USD 31,500,000 and $34,661,844, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
Citigroup Global Markets, Inc., 0.10%, Open (o)	USD	16,425	$16,425,000
(Purchased on 7/20/16 to be repurchased at $16,425,456, collateralized by Celgene Corp., 3.88% due at 8/15/25, par and fair value of USD 15,000,000 and $16,273,515, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		17,439	17,438,850
(Purchased on 7/27/16 to be repurchased at $17,438,995, collateralized by Bank of Nova Scotia, 4.50% due at 12/16/25, par and fair value of USD 16,260,000 and $17,291,616, respectively)
Credit Suisse Securities (USA) LLC, (0.50)%, Open (o)		15,488	15,487,500

(Purchased on 7/14/16 to be repurchased at $15,484,489, collateralized by Plains All American Pipeline LP/PAA Finance Corp., 4.65% due at 10/15/25, par and fair value of USD 15,000,000 and $15,022,080, respectively)

Credit Suisse Securities (USA) LLC, (0.15)%, Open (o)		14,788	14,787,500
(Purchased on 5/19/16 to be repurchased at $14,783,187, collateralized by Verizon Communications, Inc., 3.50% due at 11/01/24, par and fair value of USD 14,000,000 and $15,085,420, respectively)
Credit Suisse Securities (USA) LLC, 0.00%, Open (o)		5,045	5,045,314
(Purchased on 7/21/16 to be repurchased at $5,045,314, collateralized by Enterprise Products Operating LLC, 3.75% due at 2/15/25, par and fair value of USD 4,677,000 and $4,875,342, respectively)
Credit Suisse Securities (USA) LLC, 0.05%, Open (o)		34,323	34,323,327
(Purchased on 7/21/16 to be repurchased at $34,323,661, collateralized by Chevron Corp., 3.19% due at 6/24/23, par and fair value of USD 32,153,000 and $34,155,006, respectively)
Credit Suisse Securities (USA) LLC, 0.10%, Open (o)		14,569	14,568,750
(Purchased on 2/04/16 to be repurchased at $14,575,953, collateralized by Ventas Realty LP, 3.50% due at 2/01/25, par and fair value of USD 15,000,000 and $15,488,775, respectively)
Credit Suisse Securities (USA) LLC, 0.10%, Open (o)		7,350	7,350,000
(Purchased on 2/04/16 to be repurchased at $7,353,634, collateralized by HCP, Inc., 4.00% due at 6/01/25, par and fair value of USD 7,500,000 and $7,669,515, respectively)
Deutsche Bank Securities, Inc., (0.38)%, Open (o)		21,413	21,412,690
(Purchased on 7/25/16 to be repurchased at $21,411,560, collateralized by Statoil ASA, 3.70% due at 3/01/24, par and fair value of USD 19,378,000 and $21,061,018, respectively)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
Deutsche Bank Securities, Inc., (0.25)%, Open (o)	USD	21,300	$21,300,000
(Purchased on 5/10/16 to be repurchased at $21,288,019, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 20,000,000 and $22,096,860, respectively)
Deutsche Bank Securities, Inc., (0.25)%, Open (o)		7,650	7,650,000
(Purchased on 5/13/16 to be repurchased at $7,645,909, collateralized by Statoil ASA, 3.25% due at 11/10/24, par and fair value of USD 7,500,000 and $8,049,488, respectively)
Deutsche Bank Securities, Inc., (0.25)%, Open (o)		11,479	11,479,325
(Purchased on 7/13/16 to be repurchased at $11,477,970, collateralized by Goldman Sachs Group, Inc., 5.70% (f), par and fair value of USD 10,985,000 and $11,149,775, respectively)
Deutsche Bank Securities, Inc., (0.25)%, Open (o)		4,463	4,462,640
(Purchased on 7/14/16 to be repurchased at $4,462,206, collateralized by Morgan Stanley, 5.55% (f), par and fair value of USD 4,291,000 and $4,344,638, respectively)
Deutsche Bank Securities, Inc., (0.05)%, Open (o)		11,663	11,662,500
(Purchased on 7/20/16 to be repurchased at $11,662,338, collateralized by Celgene Corp., 5.00% due at 8/15/45, par and fair value of USD 10,000,000 and $11,636,490, respectively)
Deutsche Bank Securities, Inc., 0.00%, Open (o)		18,550	18,549,563
(Purchased on 7/29/16 to be repurchased at $18,549,563, collateralized by Statoil ASA, 3.70% due at 3/01/24, par and fair value of USD 16,825,000 and $18,286,285, respectively)
J.P. Morgan Securities LLC, 0.25%, 8/01/16		54,908	54,908,145
(Purchased on 7/29/16 to be repurchased at $54,909,289, collateralized by U.S. Treasury Bonds, 1.63% due at 5/15/26,par and fair value of USD 54,297,300 and $55,109,642, respectively)
J.P. Morgan Securities PLC, (1.60)%, Open (o)	EUR	1,471	1,644,577
(Purchased on 7/12/16 to be repurchased at EUR 1,469,815, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 1,300,000 and $1,561,893, respectively)
J.P. Morgan Securities PLC, (1.30)%, Open (o)		1,471	1,644,577
(Purchased on 7/12/16 to be repurchased at EUR 1,470,036, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 1,300,000 and $1,561,893, respectively)
J.P. Morgan Securities PLC, (1.05)%, Open (o)		788	880,967
(Purchased on 7/12/16 to be repurchased at EUR 787,568, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 700,000 and $837,042, respectively)
J.P. Morgan Securities PLC, (0.75)%, Open (o)	USD	2,792	2,792,381
(Purchased on 7/12/16 to be repurchased at $2,791,333, collateralized by Republic of Ecuador, 7.95% due at 6/20/24, par and fair value of USD 3,000,000 and $2,602,500, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
J.P. Morgan Securities PLC, (0.75)%, Open (o)	USD	2,977	$2,976,756
(Purchased on 7/12/16 to be repurchased at $2,975,639, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (f), par and fair value of USD 2,600,000 and $2,765,175, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., (0.10)%, Open (o)		13,350	13,350,000
(Purchased on 5/10/16 to be repurchased at $13,346,996, collateralized by Novartis Capital Corp., 4.00% due at 11/20/45,par and fair value of USD 12,000,000 and $13,841,232, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, Open (o)		2,705	2,704,700
(Purchased on 4/18/16 to be repurchased at $2,704,700, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44,par and fair value of USD 2,924,000 and $3,254,953, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, Open (o)		13,715	13,715,000
(Purchased on 5/10/16 to be repurchased at $13,715,000, collateralized by QUALCOMM, Inc., 3.45% due at 5/20/25,par and fair value of USD 13,000,000 and $14,008,449, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, Open (o)		12,270	12,270,000
(Purchased on 5/10/16 to be repurchased at $12,271,380, collateralized by Merck & Co., Inc., 3.70% due at 2/10/45, par and fair value of USD 12,000,000 and $12,793,368, respectively)
RBC Capital Markets, LLC, (3.50)%, Open (o)		9,163	9,163,125
(Purchased on 12/17/15 to be repurchased at $8,960,900, collateralized by Molson Coors Brewing Co., 3.50% due at 5/01/22, par and fair value of USD 9,050,000 and $9,729,248, respectively)
RBC Capital Markets, LLC, (1.00)%, Open (o)		8,675	8,675,000
(Purchased on 7/13/16 to be repurchased at $8,670,903, collateralized by Micron Technology, Inc., 5.88% due at 2/15/22,par and fair value of USD 8,675,000 and $8,371,375, respectively)
RBC Capital Markets, LLC, (0.75)%, Open (o)		2,030	2,030,000
(Purchased on 7/15/16 to be repurchased at $2,029,450, collateralized by Springleaf Finance Corp., 7.75% due at 10/01/21, par and fair value of USD 2,000,000 and $1,985,000, respectively)
RBC Capital Markets, LLC, (0.75)%, Open (o)		10,608	10,607,747
(Purchased on 7/25/16 to be repurchased at $10,606,643, collateralized by Rio Tinto Finance USA Ltd., 3.75% due at 6/15/25,par and fair value of USD 9,937,000 and $10,674,325, respectively)
RBC Capital Markets, LLC, (0.50)%, Open (o)		3,900	3,900,480
(Purchased on 4/05/16 to be repurchased at $3,894,142, collateralized by Rackspace Hosting, Inc., 6.50% due at 1/15/24, par and fair value of USD 3,824,000 and $3,948,280, respectively)
RBC Capital Markets, LLC, (0.25)%, Open (o)		12,420	12,420,000
(Purchased on 7/14/16 to be repurchased at $12,418,534, collateralized by JC Penney Corp., Inc., 5.88% due at 7/01/23, par and fair value of USD 12,000,000 and $12,301,200, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
RBC Capital Markets, LLC, (0.15)%, Open (o)	USD	8,762	$8,761,500
(Purchased on 5/06/16 to be repurchased at $8,758,470, collateralized by CenturyLink, Inc., 7.50% due at 4/01/24, par and fair value of USD 8,850,000 and $9,447,375, respectively)
RBC Capital Markets, LLC, 0.05%, Open (o)		1,645	1,645,125
(Purchased on 7/13/16 to be repurchased at $1,645,164, collateralized by Calpine Corp., 5.38% due at 1/15/23, par and fair value of USD 1,605,000 and $1,600,987, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		1,812	1,811,563
(Purchased on 1/21/16 to be repurchased at $1,813,012, collateralized by Steel Dynamics, Inc., 5.50% due at 10/01/24, par and fair value of USD 2,125,000 and $2,252,500, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		15,188	15,187,500
(Purchased on 12/17/15 to be repurchased at $15,201,865, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 15,000,000 and $16,288,905, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		6,527	6,527,000
(Purchased on 2/02/16 to be repurchased at $6,531,922, collateralized by Health Care REIT, Inc., 4.00% due at 6/01/25, par and fair value of USD 6,527,000 and $6,957,834, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		5,341	5,341,045
(Purchased on 2/08/16 to be repurchased at $5,344,940, collateralized by Netflix, Inc., 5.50% due at 2/15/22, par and fair value of USD 5,160,000 and $5,482,500, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		2,182	2,182,250
(Purchased on 2/11/16 to be repurchased at $2,183,814, collateralized by LifePoint Health, Inc., 5.50% due at 12/01/21, par and fair value of USD 2,150,000 and $2,256,618, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		4,510	4,510,000
(Purchased on 5/09/16 to be repurchased at $4,511,541, collateralized by Perrigo Finance Unlimited Co., 4.38% due at 3/15/26, par and fair value of USD 4,400,000 and $4,735,069, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		14,960	14,959,525
(Purchased on 5/10/16 to be repurchased at $14,964,574, collateralized by EMC Corp., 2.65% due at 6/01/20, par and fair value of USD 16,394,000 and $16,207,617, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		3,604	3,604,000
(Purchased on 5/23/16 to be repurchased at $3,605,021, collateralized by CDW LLC/CDW Finance Corp., 5.50% due at 12/01/24, par and fair value of USD 3,400,000 and $3,545,758, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		2,494	2,493,750
(Purchased on 5/26/16 to be repurchased at $2,494,394, collateralized by Navient Corp., 7.25% due at 1/25/22, par and fair value of USD 2,500,000 and $2,540,625, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)(n)
RBC Capital Markets, LLC, 0.15%, Open (o)	USD	2,724	$2,723,500
(Purchased on 5/27/16 to be repurchased at $2,724,192, collateralized by CommScope Technologies Finance LLC, 6.00% due at 6/15/25, par and fair value of USD 2,600,000 and $2,743,000, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		1,924	1,924,000
(Purchased on 6/27/16 to be repurchased at $1,924,265, collateralized by Navient Corp., 8.00% due at 3/25/20, par and fair value of USD 1,850,000 and $1,974,875, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		2,530	2,529,937
(Purchased on 6/28/16 to be repurchased at $2,530,275, collateralized by United Rentals North America, Inc., 5.88% due at 9/15/26, par and fair value of USD 2,575,000 and $2,674,781, respectively)

			920,103,004

Short-Term Securities		Shares
Money Market Funds — 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (p)(q)		15,672,026	15,672,026
Total Short-Term Securities (Cost — $934,948,239) — 23.2%			935,775,030

Options Purchased
(Cost — $9,078,931) — 0.1%			4,680,989
Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short
(Cost — $5,023,289,769) — 122.5%			4,952,351,477

Options Written
(Premiums Received — $2,335,033) — (0.1)%			(2,062,281)

Borrowed Bonds		Par (000)
Corporate Bonds — (14.0)%
Bank of Communications Co. Ltd., 5.00% (b)(f)	USD	2,600	(2,686,450)
Bank of Nova Scotia, 4.50%, 12/16/25		16,260	(17,291,616)
Calpine Corp., 5.38%, 1/15/23		1,605	(1,600,987)
Caterpillar, Inc., 3.40%, 5/15/24		15,000	(16,288,905)
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		3,400	(3,545,758)
Celgene Corp.:
3.88%, 8/15/25		15,000	(16,273,515)
5.00%, 8/15/45		10,000	(11,636,490)
CenturyLink, Inc., 7.50%, 4/01/24		8,850	(9,447,375)
Chevron Corp., 3.19%, 6/24/23		32,153	(34,155,006)
CommScope Technologies Finance LLC, 6.00%, 6/15/25		2,600	(2,743,000)
Deutsche Bank AG:
6.25% (b)(f)		4,400	(3,580,500)
7.50% (b)(f)		6,400	(5,408,000)

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
EMC Corp.:
2.65%, 6/01/20	USD	16,394	$(16,207,617)
3.38%, 6/01/23		4,440	(4,229,730)
Enterprise Products Operating LLC, 3.75%, 2/15/25		10,000	(10,424,080)
Exxon Mobil Corp.:
3.04%, 3/01/26		15,000	(15,922,020)
4.11%, 3/01/46		15,000	(16,842,660)
Frontier Communications Corp., 8.88%, 9/15/20		2,750	(2,955,397)
Goldman Sachs Group, Inc.:
5.70% (b)(f)		10,985	(11,149,775)
3.75%, 2/25/26		15,500	(16,392,350)
Grupo Antolin Dutch BV, 5.13%, 6/30/22	EUR	873	(1,038,826)
HCP, Inc., 4.00%, 6/01/25	USD	7,500	(7,669,515)
Health Care REIT, Inc., 4.00%, 6/01/25		6,527	(6,957,834)
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (a)		20,600	(22,091,749)
Infor U.S., Inc., 6.50%, 5/15/22		4,300	(4,257,000)
JC Penney Corp., Inc., 5.88%, 7/01/23 (a)		12,000	(12,301,200)
JPMorgan Chase & Co., 6.75% (b)(f)		5,517	(6,212,970)
Kennametal, Inc., 3.88%, 2/15/22		437	(449,895)
LifePoint Health, Inc., 5.50%, 12/01/21		2,150	(2,256,618)
Merck & Co., Inc., 3.70%, 2/10/45		12,000	(12,793,368)
Micron Technology, Inc., 5.88%, 2/15/22		8,675	(8,371,375)
Molson Coors Brewing Co., 3.50%, 5/01/22		9,050	(9,729,248)
Morgan Stanley, 5.55% (b)(f)		4,291	(4,344,638)
Navient Corp.:
8.00%, 3/25/20		1,850	(1,974,875)
7.25%, 1/25/22		2,500	(2,540,625)
Netflix, Inc.:
5.50%, 2/15/22		5,160	(5,482,500)
5.88%, 2/15/25		1,700	(1,819,000)
Novartis Capital Corp., 4.00%, 11/20/45		12,000	(13,841,232)
PepsiCo, Inc.:
2.75%, 4/30/25		12,000	(12,632,952)
5.50%, 1/15/40		7,500	(10,062,480)
Perrigo Co. PLC, 4.00%, 11/15/23		3,500	(3,654,609)
Perrigo Finance Unlimited Co., 4.38%, 3/15/26		4,400	(4,735,069)
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		15,000	(15,022,080)
Potash Corp. of Saskatchewan, Inc., 5.63%, 12/01/40		9,844	(12,101,062)
QUALCOMM, Inc., 3.45%, 5/20/25		13,000	(14,008,449)
Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)		3,824	(3,948,280)
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25		9,937	(10,674,325)
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		5,833	(6,118,759)
Royal Bank of Canada, 2.15%, 3/15/19		6,860	(7,012,779)
Seagate HDD, 4.75%, 6/01/23		8,560	(7,983,912)
Shell International Finance BV, 3.25%, 5/11/25		10,162	(10,718,898)
Sinclair Television Group, Inc., 5.88%, 3/15/26 (a)		3,550	(3,727,500)
Solvay SA, 1.63%, 12/02/22	EUR	2,600	(3,123,785)
Springleaf Finance Corp., 7.75%, 10/01/21		2,000	(1,985,000)
Standard Chartered PLC, 5.70%, 3/26/44 (a)	USD	2,924	(3,254,953)
Steel Dynamics, Inc., 5.50%, 10/01/24		2,125	(2,252,500)
Syngenta Finance NV, 1.88%, 11/02/21	EUR	700	(837,042)
Target Corp., 4.00%, 7/01/42	USD	20,000	(22,096,860)
Total Capital International SA, 3.75%, 4/10/24		31,500	(34,661,844)
United Rentals North America, Inc., 5.88%, 9/15/26		2,575	(2,674,781)
Ventas Realty LP, 3.50%, 2/01/25		15,000	(15,488,775)
Verizon Communications, Inc., 3.50%, 11/01/24		14,000	(15,085,420)

			(566,775,813)

Borrowed Bonds		Par (000)	Value
Foreign Agency Obligations — (0.8)%
Industrial & Commercial Bank of China Ltd., 6.00% (b)(f)	USD	2,600	$(2,765,175)
Statoil ASA:
3.70%, 3/01/24		19,378	(21,061,018)
3.25%, 11/10/24		7,500	(8,049,488)

			(31,875,681)
Foreign Government Obligations — (3.5)%
Buoni Poliennali Del Tesoro, 2.15%, 12/15/21	EUR	37,690	(46,087,692)
Kingdom of Spain, 5.85%, 1/31/22		62,840	(91,705,511)
Republic of Ecuador, 7.95%, 6/20/24	USD	3,000	(2,602,500)

			(140,395,703)
U.S. Treasury Obligations — (4.3)%
U.S. Treasury Bonds:
1.63%, 5/15/26		54,297	(55,109,642)
2.50%, 5/15/46		111,615	(119,301,590)

			(174,411,232)
Total Borrowed Bonds (Proceeds — $869,570,752) — (22.6)%			(913,458,429)

Investments Sold Short		Shares
Common Stocks — (0.8)%
Alere, Inc.		15,000	(562,500)
Alibaba Group Holding Ltd. — ADR		47,500	(3,917,800)
Caterpillar, Inc.		79,675	(6,593,903)
Community Health Systems, Inc.		78,250	(999,253)
General Electric Co.		193,500	(6,025,590)
HCA Holdings, Inc.		9,000	(694,170)
Herc Holdings, Inc.		4,666	(164,943)
Hertz Global Holdings, Inc.		14,000	(681,520)
Mallinckrodt PLC		41,000	(2,760,940)
Micron Technology, Inc.		365,250	(5,018,535)
Quorum Health Corp.		16,437	(178,999)
Tenet Healthcare Corp.		10,500	(321,405)
Western Digital Corp.		68,000	(3,230,680)

			(31,150,238)

Corporate Bonds — 0.0%		Par (000)
LifePoint Health, Inc., 5.50%, 12/01/21	USD	1,800	(1,889,262)

Investment Companies — (1.3)%		Shares
Industrial Select Sector SPDR Fund		20,000	(1,160,800)
iShares iBoxx $ High Yield Corporate Bond ETF (p)		535,000	(45,694,350)
Powershares QQQ Trust Series 1		51,600	(5,945,868)
VanEck Vectors Semiconductor ETF		15,000	(952,500)

			(53,753,518)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

U.S. Treasury Obligations — (0.6)%		Par (000)	Value
U.S. Treasury Bonds:
1.63%, 05/15/26	USD	14,836	$(15,058,063)
2.50%, 02/15/46		7,727	(8,247,045)

			(23,305,108)
Total Investments Sold Short (Proceeds — $107,186,437) — (2.7)%			(110,098,126)

Value
Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 97.1%	$3,926,732,641
Other Assets Less Liabilities — 2.9%	116,572,441

Net Assets — 100.0%	$4,043,305,082

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Amount is less than $500.

(f)	Perpetual security with no stated maturity date.

(g)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(h)	Restricted security as to resale, excluding 144a securities. As of period end, the Fund held restricted securities with a current value of $10,049 and an original cost of $10,049 which was less than 0.05% of its net assets.

(i)	Convertible security.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(n)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(o)	The amount to be repurchased assumes the maturity will be the day after the period end.

(p)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Shares Purchased	Shares Sold	Shares Held at July 31, 2016	Value at July 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	15,672,026[1]	—	15,672,026	$15,672,026	$858,404	$25,723
iShares iBoxx $ High Yield Corporate Bond ETF	—	440,000	(440,000)	—	—	92,543	(296,056)
Total					$15,672,026	$950,947	$(270,333)

[1]	Represents net shares purchased.

Affiliate	Shares Held at July 31, 2015	Shares Purchased	Shares Sold	Shares Held at July 31, 2016	Value at July 31, 2016	Expense	Realized Loss
iShares iBoxx $ High Yield Corporate Bond ETF	(134,125)	1,826,625	(2,227,500)	(535,000)	$(45,694,350)	$(2,729,472)	$(1,319,926)
iShares U.S. Preferred Stock ETF	—	1,441,600	(1,441,600)	—	—	(175,008)	(490,623)
Total					$(45,694,350)	$(2,904,480)	$(1,810,549)

(q)	Current yield as of period end.

(r)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.15%	7/29/16	8/01/16	$14,555,000	$14,555,182	U.S. Treasury Obligations	Overnight

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Outstanding as of Year End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
45	Euro STOXX 50 Index	September 2016	USD	1,500,755	$3,937
(476)	Euro-Bobl	September 2016	USD	71,135,245	(569,048)
(218)	Euro-BTP Italian Government Bond Futures	September 2016	USD	35,306,032	(828,578)
(163)	Euro-Bund	September 2016	USD	30,580,838	(544,757)
304	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 165.50	September 2016	USD	71,374	(149,704)
(103)	Euro-Schatz	September 2016	USD	12,899,614	(26,015)
(182)	Long Gilt British	September 2016	USD	31,541,699	(1,619,655)
(812)	S&P 500 E-Mini Futures	September 2016	USD	88,028,920	(3,316,191)
(202)	U.S. Treasury Bonds (30 Year)	September 2016	USD	35,236,375	(2,406,823)
(9)	U.S. Treasury Notes (2 Year)	September 2016	USD	1,971,000	(10,891)
(2,928)	U.S. Treasury Notes (5 Year)	September 2016	USD	357,261,750	(5,897,821)
(213)	U.S. Treasury Notes (10 Year)	September 2016	USD	28,338,984	(218,521)
(177)	U.S. Ultra Treasury Bonds	September 2016	USD	33,724,031	(2,810,974)
(227)	U.S. Ultra Treasury Bonds (10 Year)	September 2016	USD	33,188,109	(1,289,878)
(62)	Euro Dollar	December 2016	USD	15,370,575	(81,463)
Total					$(19,766,382)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,000,000	USD	16,522,652	Bank of New York Mellon	8/03/16	$250,712
EUR	566,394,000	USD	628,119,630	Citibank N.A.	8/03/16	5,235,881
EUR	14,901,000	USD	16,420,888	Deutsche Bank AG	8/03/16	241,772
GBP	5,200,000	USD	6,848,140	Bank of New York Mellon	8/03/16	34,362
GBP	91,380,000	USD	120,559,005	Citibank N.A.	8/03/16	387,725
GBP	1,000,000	USD	1,316,522	Deutsche Bank AG	8/03/16	7,036
GBP	12,000,000	USD	15,699,624	State Street Bank and Trust Co.	8/03/16	183,072
USD	423,800	CNH	2,830,000	Morgan Stanley & Co. International PLC	8/03/16	(3,159)
USD	16,635,001	EUR	15,000,000	Bank of New York Mellon	8/03/16	(138,363)
USD	619,063,649	EUR	557,050,000	Citibank N.A.	8/03/16	(3,843,175)
USD	7,194,900	EUR	6,544,000	Citibank N.A.	8/03/16	(122,760)
USD	2,214,030	EUR	2,000,000	Citibank N.A.	8/03/16	(22,418)
USD	884,592	EUR	800,000	Citibank N.A.	8/03/16	(9,987)
USD	5,312,424	EUR	4,800,000	Deutsche Bank AG	8/03/16	(55,052)
USD	3,995,728	EUR	3,596,000	Deutsche Bank AG	8/03/16	(25,407)
USD	7,257,330	EUR	6,505,000	Deutsche Bank AG	8/03/16	(16,719)
USD	294,651	EUR	268,000	HSBC Bank PLC	8/03/16	(5,033)
USD	6,851,000	GBP	5,200,000	Bank of New York Mellon	8/03/16	(31,502)
USD	122,491,235	GBP	91,380,000	Citibank N.A.	8/03/16	1,544,505
USD	1,310,764	GBP	1,000,000	Deutsche Bank AG	8/03/16	(12,794)
USD	13,949,908	GBP	10,592,000	State Street Bank and Trust Co.	8/03/16	(69,219)
USD	1,850,201	GBP	1,408,000	State Street Bank and Trust Co.	8/03/16	(13,369)
EUR	38,710,658	GBP	33,110,000	Deutsche Bank AG	8/08/16	(530,863)
GBP	11,030,000	EUR	12,949,336	HSBC Bank PLC	8/08/16	116,923
GBP	4,270,000	USD	5,507,830	Citibank N.A.	8/08/16	144,217
GBP	3,200,000	USD	4,217,546	UBS AG	8/08/16	18,181
USD	5,632,200	GBP	4,200,000	Credit Suisse International	8/08/16	72,809

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	46,971,420	GBP	36,330,000	Deutsche Bank AG	8/08/16	$(1,117,311)
USD	11,074,598	GBP	8,370,000	HSBC Bank PLC	8/08/16	(4,474)
EUR	15,000,000	USD	16,658,852	Bank of New York Mellon	9/06/16	138,216
EUR	240,429	USD	267,611	Barclays Bank PLC	9/06/16	1,623
EUR	32,276	USD	35,852	BNP Paribas S.A.	9/06/16	290
EUR	43,036	USD	47,773	BNP Paribas S.A.	9/06/16	418
EUR	53,794	USD	59,635	BNP Paribas S.A.	9/06/16	604
EUR	81,894	USD	90,831	BNP Paribas S.A.	9/06/16	875
EUR	143,750	USD	160,768	Citibank N.A.	9/06/16	204
EUR	630,103	USD	708,917	Deutsche Bank AG	9/06/16	(3,325)
EUR	143,750	USD	160,560	Deutsche Bank AG	9/06/16	412
EUR	143,750	USD	160,385	Deutsche Bank AG	9/06/16	587
EUR	143,750	USD	160,313	Deutsche Bank AG	9/06/16	659
EUR	286,837	USD	323,047	HSBC Bank PLC	9/06/16	(1,846)
EUR	228,060	USD	256,314	JPMorgan Chase Bank N.A.	9/06/16	(932)
EUR	558,571	USD	622,367	UBS AG	9/06/16	3,123
GBP	5,200,000	USD	6,855,004	Bank of New York Mellon	9/06/16	31,487
GBP	10,592,000	USD	13,957,756	State Street Bank and Trust Co.	9/06/16	69,495
USD	424,457	CNH	2,830,000	HSBC Bank PLC	9/06/16	(1,911)
USD	529,851	EUR	476,578	Barclays Bank PLC	9/06/16	(3,823)
USD	534,977	EUR	481,141	Barclays Bank PLC	9/06/16	(3,807)
USD	102,424	EUR	90,000	Barclays Bank PLC	9/06/16	1,641
USD	628,980,518	EUR	566,394,000	Citibank N.A.	9/06/16	(5,270,046)
USD	1,249,453	EUR	1,100,000	Credit Suisse International	9/06/16	17,668
USD	7,060,457	EUR	6,350,000	Deutsche Bank AG	9/06/16	(50,302)
USD	535,253	EUR	481,140	Deutsche Bank AG	9/06/16	(3,529)
USD	535,262	EUR	481,141	Goldman Sachs International	9/06/16	(3,522)
USD	6,547,958	EUR	5,850,000	JPMorgan Chase Bank N.A.	9/06/16	(2,899)
USD	120,621,600	GBP	91,380,000	Citibank N.A.	9/06/16	(395,228)
USD	1,317,239	GBP	1,000,000	Deutsche Bank AG	9/06/16	(7,086)
USD	1,319,322	EUR	1,156,961	Citibank N.A.	9/08/16	23,627
USD	2,351,182	EUR	2,107,759	Royal Bank of Canada	9/08/16	(9,323)
Total						$(3,251,060)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
CBOE Volatility Index	Call	8/17/16	USD	25.00	1,000	$17,500
Apple Inc.	Call	8/19/16	USD	106.00	1,000	69,500
EURO STOXX 50 Index	Call	8/19/16	EUR	2,975.00	410	253,027
EURO STOXX 50 Index	Call	8/19/16	EUR	2,825.00	373	710,178
NXP Semiconductors NV	Call	8/19/16	USD	90.00	2,250	118,125
Oracle Corp.	Call	8/19/16	USD	42.00	2,000	34,000
Seagate Technology PLC	Call	8/19/16	USD	34.00	1,000	59,500
SPDR S&P Oil & Gas Explore & Production ETF	Call	8/19/16	USD	37.00	1,200	25,200
United Technologies Corp.	Call	8/19/16	USD	110.00	1,000	38,500
Microsoft Corp.	Call	9/16/16	USD	60.00	1,000	15,500
NXP Semiconductors NV	Call	9/16/16	USD	100.00	500	7,500
Oracle Corp.	Call	9/16/16	USD	44.00	1,000	14,500
CBOE Volatility Index	Call	9/21/16	USD	24.00	2,500	200,000

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alere, Inc.	Put	8/19/16	USD	35.00	375	$68,438
Alibaba Group Holding Ltd.	Put	8/19/16	USD	60.00	1,750	8,750
Alibaba Group Holding Ltd.	Put	8/19/16	USD	75.00	1,000	39,500
Amazon.com, Inc.	Put	8/19/16	USD	650.00	100	3,850
Bank of America Corp.	Put	8/19/16	USD	12.00	4,500	4,500
Caterpillar, Inc.	Put	8/19/16	USD	75.00	1,000	18,000
Caterpillar, Inc.	Put	8/19/16	USD	62.50	500	1,750
Caterpillar, Inc.	Put	8/19/16	USD	60.00	500	1,500
Caterpillar, Inc.	Put	8/19/16	USD	65.00	500	1,250
EMC Corp.	Put	8/19/16	USD	26.00	1,500	7,500
Financial Select Sector SPDR Fund	Put	8/19/16	USD	23.00	4,500	47,250
Financial Select Sector SPDR Fund	Put	8/19/16	USD	22.00	2,000	11,000
General Electric Co.	Put	8/19/16	USD	31.00	1,250	43,125
Health Care SPDR ETF	Put	8/19/16	USD	74.00	1,000	42,000
Health Care SPDR ETF	Put	8/19/16	USD	72.00	1,000	17,000
Hewlett Packard Enterprise Co.	Put	8/19/16	USD	14.00	1,000	480,000
Industrial Select Sector SPDR Fund	Put	8/19/16	USD	54.00	2,000	18,000
Industrial Select Sector SPDR Fund	Put	8/19/16	USD	57.00	1,000	33,500
Intel Corp.	Put	8/19/16	USD	32.00	1,250	6,250
Intel Corp.	Put	8/19/16	USD	34.00	1,000	30,000
Intel Corp.	Put	8/19/16	USD	33.00	1,000	11,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	85.00	2,500	175,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	82.00	2,250	27,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	83.00	2,000	36,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	84.00	1,500	52,500
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	81.00	1,000	12,000
iShares iBoxx $ Investment Grade Corp. Bond Fund ETF	Put	8/19/16	USD	120.00	1,500	15,000
iShares Russell 2000 Index ETF	Put	8/19/16	USD	112.00	2,000	31,000
iShares Russell 2000 Index ETF	Put	8/19/16	USD	118.00	1,000	62,500
iShares S&P U.S. Preferred Stock Index Fund ETF	Put	8/19/16	USD	39.00	2,000	30,000
Market Vector Semiconductor	Put	8/19/16	USD	56.00	1,250	12,500
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	114.00	1,000	77,500
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	110.00	1,000	23,000
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	107.00	1,000	11,500
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	102.00	1,000	4,500
Qorvo, Inc.	Put	8/19/16	USD	35.00	800	16,000
SPDR S&P 500 ETF Trust	Put	8/19/16	USD	205.00	1,000	21,000
SPDR S&P Oil & Gas Explore & Production ETF	Put	8/19/16	USD	32.00	1,000	37,000
State Street Corp.	Put	8/19/16	USD	50.00	1,000	13,000
Western Digital Corp.	Put	8/19/16	USD	45.00	1,000	81,500
iShares Russell 2000 Index ETF	Put	8/26/16	USD	119.00	1,000	82,000
EURO STOXX 50 Index	Put	9/16/16	EUR	3,000.00	456	472,339
Financial Select Sector SPDR Fund	Put	9/16/16	USD	22.00	4,000	56,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	9/16/16	USD	84.00	1,000	85,000
Micron Technology, Inc.	Put	10/21/16	USD	10.00	4,000	72,000
Micron Technology, Inc.	Put	10/21/16	USD	8.00	2,000	10,000
Micron Technology, Inc.	Put	10/21/16	USD	12.00	1,000	56,000
Rite Aid Corp.	Put	10/21/16	USD	7.00	1,000	80,000
Western Digital Corp.	Put	10/21/16	USD	40.00	1,500	183,000
Western Digital Corp.	Put	10/21/16	USD	30.00	500	6,500
Qorvo, Inc.	Put	11/18/16	USD	45.00	400	28,000
Total						$4,326,532

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	39

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Purchased
Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	375.00%	Receive	iTraxx Crossover Series 25 Version 1	8/17/16	EUR	20,000	$21,055
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	375.00%	Receive	iTraxx Crossover Series 25 Version 1	9/21/16	EUR	40,300	225,101
Total									$246,156

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Put	2.10%	Pay	3-month LIBOR	8/18/16	USD	40,000	$4
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.70%	Pay	3-month LIBOR	8/18/16	USD	115,000	18
10-Year Interest Rate Swap	Citibank N.A.	Put	1.65%	Pay	3-month LIBOR	10/25/16	USD	109,000	45,424
10-Year Interest Rate Swap	Citibank N.A.	Put	1.95%	Pay	3-month LIBOR	10/25/16	USD	69,000	62,855
Total									$108,301

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd.	Put	8/19/16	USD	70.00	1,000	$(11,000)
Caterpillar, Inc.	Put	8/19/16	USD	70.00	1,000	(6,000)
Health Care SPDR ETF	Put	8/19/16	USD	68.00	1,000	(6,500)
Health Care SPDR ETF	Put	8/19/16	USD	71.00	1,000	(11,500)
Industrial Select Sector SPDR Fund	Put	8/19/16	USD	53.00	1,000	(5,500)
Industrial Select Sector SPDR Fund	Put	8/19/16	USD	51.00	2,000	(8,000)
Intel Corp.	Put	8/19/16	USD	30.00	1,000	(1,500)
Intel Corp.	Put	8/19/16	USD	31.00	1,000	(2,500)
Intel Corp.	Put	8/19/16	USD	29.00	1,250	(2,500)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	79.00	1,000	(7,000)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	78.00	2,250	(11,250)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	8/19/16	USD	77.00	3,500	(14,000)
iShares Russell 2000 Index ETF	Put	8/19/16	USD	111.00	1,000	(13,500)
iShares Russell 2000 Index ETF	Put	8/19/16	USD	105.00	2,000	(11,000)
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	100.00	1,000	(3,500)
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	104.00	1,000	(6,500)
PowerShares QQQ Trust, Series 1 ETF	Put	8/19/16	USD	109.00	1,000	(17,500)
SPDR S&P Oil & Gas Explore & Production ETF	Put	8/19/16	USD	29.00	1,000	(7,000)
Western Digital Corp.	Put	8/19/16	USD	40.00	1,000	(10,500)
iShares Russell 2000 Index ETF	Put	8/26/16	USD	113.00	1,000	(19,000)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	9/16/16	USD	80.00	1,000	(21,500)
Total						$(197,250)

OTC Credit Default Swaptions Written
Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Value
Bought protection on 5-Year Credit Default Swaps	Citibank N.A.	Call	350.00%	Receive	iTraxx Crossover Series 25 Version 1	B+	8/17/16	EUR	40,300	$(685,040)

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	350.00%	Receive	iTraxx Crossover Series 25 Version 1	B+	8/17/16	EUR	20,000	$(339,970)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	350.00%	Receive	iTraxx Crossover Series 25 Version 1	B+	9/21/16	EUR	40,300	(763,346)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	450.00%	Pay	iTraxx Crossover Series 25 Version 1	B+	8/17/16	EUR	20,000	(2,867)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	450.00%	Pay	iTraxx Crossover Series 25 Version 1	B+	9/21/16	EUR	40,300	(73,808)
Total										$(1,865,031)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	EUR	200,601	$ (1,570,336)
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	EUR	54,730	(124,744)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	USD	10,000	(304,736)
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	USD	149,500	(375,393)
Total					$(2,375,209)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR	22,298	$ 87,762
CDX.NA.IG Series 24 Version 1	1.00%	6/20/20	BBB+	USD	7,889	42,056
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR	15,348	15,592
iTraxx Financials Series 25 Version 1	1.00%	6/20/21	A	EUR	44,250	144,086
Total						$289,496

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	9/23/16	USD	5,000	$(12,088)
1.03%[1]	3-month LIBOR	4/07/17	USD	8,000	(36,404)
1.01%[1]	3-month LIBOR	4/28/17	USD	9,000	(36,476)
0.92%[1]	3-month LIBOR	5/16/17	USD	5,000	(7,634)
1.03%[1]	3-month LIBOR	6/16/17	USD	3,000	(7,320)
1.30%[1]	3-month LIBOR	9/23/17	USD	3,250	(30,669)
1.10%[1]	3-month LIBOR	1/26/18	USD	5,700	(20,997)
1.02%[1]	3-month LIBOR	1/30/18	USD	12,000	(70,170)
1.25%[2]	3-month LIBOR	2/13/18	USD	3,660	38,215
1.24%[1]	3-month LIBOR	5/14/18	USD	4,000	(31,287)
1.22%[1]	3-month LIBOR	8/14/18	USD	6,300	(69,177)
1.89%[1]	3-month LIBOR	9/11/19	USD	5,000	(178,560)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	41

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.99%[1]	3-month LIBOR	9/23/19	USD	7,500	$ (293,999)
1.78%[1]	3-month LIBOR	12/23/19	USD	6,000	(173,897)
1.44%[2]	3-month LIBOR	1/22/20	USD	2,790	46,671
1.44%[1]	3-month LIBOR	1/22/20	USD	2,480	(41,662)
1.67%[1]	3-month LIBOR	2/13/20	USD	1,930	(59,675)
1.69%[1]	3-month LIBOR	2/20/20	USD	4,000	(125,959)
1.69%[1]	3-month LIBOR	5/29/20	USD	6,000	(171,012)
1.92%[1]	3-month LIBOR	6/12/20	USD	4,000	(149,733)
1.54%[1]	3-month LIBOR	11/04/20	USD	9,000	(221,672)
2.38%[1]	3-month LIBOR	9/23/21	USD	1,000	(74,776)
1.91%[1]	3-month LIBOR	2/13/22	USD	2,080	(107,915)
1.80%[1]	3-month LIBOR	4/02/22	USD	3,000	(133,720)
1.92%[1]	3-month LIBOR	1/22/25	USD	4,230	(226,663)
1.92%[1]	3-month LIBOR	1/22/25	USD	920	(49,336)
2.01%[1]	3-month LIBOR	10/23/25	USD	8,200	(551,308)
2.10%[1]	3-month LIBOR	11/02/25	USD	1,500	(111,069)
Total					$(2,908,292)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	$(19,126)	$7,259	$(26,385)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(4,782)	82	(4,864)
SFR Group SA	5.00%	Citibank N.A.	12/20/16	EUR	4,160	(107,643)	(72,886)	(34,757)
Stena AB	5.00%	Credit Suisse International	12/20/16	EUR	4,100	(77,754)	(34,269)	(43,485)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(3,116)	11,928	(15,044)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	(42,616)	135,360	(177,976)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/18	USD	9,000	718,723	298,866	419,857
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,612	128,731	52,192	76,539
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,611	128,652	51,633	77,019
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,540	122,981	60,489	62,492
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(895,872)	596,553	(1,492,425)
iTraxx Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	31,100	(422,546)	(362,579)	(59,967)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	(21,267)	44,662	(65,929)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	(22,993)	54,690	(77,683)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	(23,026)	42,048	(65,074)
Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(82,303)	(9,933)	(72,370)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(282,934)	(244,400)	(38,534)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(339,634)	(212,111)	(127,523)
Dell, Inc.	1.00%	Goldman Sachs Bank USA	12/20/18	USD	4,000	48,654	49,809	(1,155)
Dell, Inc.	1.00%	Goldman Sachs International	12/20/18	USD	2,000	24,327	24,906	(579)
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(291,389)	(212,111)	(79,278)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(265,257)	(60,954)	(204,303)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(568,151)	(128,002)	(440,149)

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	22,500	$(337,382)	$(291,071)	$(46,311)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(254,255)	(161,703)	(92,552)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(67,827)	(43,916)	(23,911)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	(416,408)	717,392	(1,133,800)
Federal Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	14,735	298,193	333,464	(35,271)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	8,750	(877,104)	(599,532)	(277,572)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	6,600	(661,587)	(463,131)	(198,456)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	400,752	237,782	162,970
Navient Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	2,000	158,853	91,986	66,867
Southwest Airlines Co.	1.00%	Credit Suisse International	12/20/19	USD	10,000	(210,546)	(112,324)	(98,222)
AT&T Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	30,000	(494,682)	(351,387)	(143,295)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	5,195	1,090,275	561,740	528,535
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	5,083	1,066,769	562,094	504,675
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,555	(497,683)	(456,087)	(41,596)
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,485	(495,443)	(453,898)	(41,545)
Boston Scientific Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	15,000	(424,185)	(278,695)	(145,490)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	808	182,628	73,048	109,580
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	6/20/20	USD	1,112	251,340	94,958	156,382
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	706	159,574	65,123	94,451
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	9/20/20	USD	8,425	2,025,994	682,636	1,343,358
Motorola Solutions, Inc.	1.00%	Bank of America N.A.	9/20/20	USD	4,625	(13,574)	114,326	(127,900)
Motorola Solutions, Inc.	1.00%	Barclays Bank PLC	9/20/20	USD	650	(1,907)	16,068	(17,975)
Navient Corp.	5.00%	Citibank N.A.	9/20/20	USD	2,000	(69,137)	12,490	(81,627)
Textron, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	8,000	(89,745)	(40,016)	(49,729)
AT&T Inc.	1.00%	Credit Suisse International	12/20/20	USD	10,000	(135,190)	83,241	(218,431)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	1,284	135,358	(19,811)	155,169
BNP Paribas S.A.	1.00%	Citibank N.A.	12/20/20	EUR	4,133	(64,784)	(36,849)	(27,935)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	205	(2,428)	2,656	(5,084)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	(2,416)	2,643	(5,059)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	(2,416)	2,643	(5,059)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	(2,417)	2,824	(5,241)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	1,225	(14,510)	19,715	(34,225)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	408	(4,833)	1,927	(6,760)
Credit Suisse Group Funding Guernsey Ltd.	1.00%	Goldman Sachs International	12/20/20	EUR	3,400	45,076	13,295	31,781
Iberdrola International BV	1.00%	Barclays Bank PLC	12/20/20	EUR	720	(14,612)	2,475	(17,087)
Iberdrola International BV	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,880	(58,446)	7,170	(65,616)
ITV PLC	5.00%	Barclays Bank PLC	12/20/20	EUR	1,140	(226,318)	(193,462)	(32,856)
ITV PLC	5.00%	BNP Paribas S.A.	12/20/20	EUR	830	(164,774)	(143,574)	(21,200)
ITV PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,130	(224,331)	(194,867)	(29,464)
Ladbrokes PLC	1.00%	Citibank N.A.	12/20/20	EUR	417	33,973	26,257	7,716
Lanxess AG	1.00%	Bank of America N.A.	12/20/20	EUR	129	(2,982)	1,496	(4,478)
Lanxess AG	1.00%	Barclays Bank PLC	12/20/20	EUR	661	(15,282)	(1,205)	(14,077)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	1,968	(45,500)	34,901	(80,401)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	1,144	(26,449)	(3,102)	(23,347)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	995	(23,004)	9,656	(32,660)
Lanxess AG	1.00%	Goldman Sachs International	12/20/20	EUR	1,966	(45,453)	35,786	(81,239)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,966	(45,454)	37,877	(83,331)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,682	(38,888)	27,078	(65,966)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	43

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,682	$(38,888)	$27,078	$(65,966)
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	1,250	(251,188)	(210,194)	(40,994)
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	890	(178,846)	(158,883)	(19,963)
Melia Hotels International SA	5.00%	Goldman Sachs International	12/20/20	EUR	2,145	(431,039)	(374,534)	(56,505)
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	1,743	(108,300)	(135,755)	27,455
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	1,307	(81,224)	(100,031)	18,807
Monitchem HoldCo 3 SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,320	(82,023)	(47,908)	(34,115)
Motorola Solutions, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	6,870	5,655	145,214	(139,559)
Motorola Solutions, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	3,155	2,597	51,803	(49,206)
Motorola Solutions, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	6,000	4,939	181,212	(176,273)
New Look	5.00%	Credit Suisse International	12/20/20	EUR	1,400	114,499	(21,406)	135,905
New Look	5.00%	Credit Suisse International	12/20/20	EUR	400	32,714	(7,822)	40,536
People’s Republic of China	1.00%	Citibank N.A.	12/20/20	USD	19,600	(20,174)	385,062	(405,236)
People’s Republic of China	1.00%	Goldman Sachs International	12/20/20	USD	10,000	(10,293)	125,644	(135,937)
Sprint Nextel Corp.	5.00%	Goldman Sachs International	12/20/20	USD	4,600	206,742	1,402,807	(1,196,065)
Statoil ASA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,500	(66,627)	27,715	(94,342)
STMicroelectronics NV	1.00%	Bank of America N.A.	12/20/20	EUR	970	3,904	6,815	(2,911)
STMicroelectronics NV	1.00%	Barclays Bank PLC	12/20/20	EUR	1,106	4,452	10,791	(6,339)
STMicroelectronics NV	1.00%	Citibank N.A.	12/20/20	EUR	2,080	8,371	19,347	(10,976)
VF Corp.	1.00%	BNP Paribas S.A.	12/20/20	USD	3,435	(58,304)	(69,787)	11,483
21st Century Fox America, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	20,000	(640,295)	(517,931)	(122,364)
Aegon NV	5.00%	Citibank N.A.	6/20/21	EUR	1,500	55,051	62,729	(7,678)
American Express Co.	1.00%	Citibank N.A.	6/20/21	USD	20,000	(570,929)	(469,728)	(101,201)
American Express Co.	1.00%	Citibank N.A.	6/20/21	USD	13,680	(390,516)	(376,594)	(13,922)
American International Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	14,590	(162,032)	(190,687)	28,655
ArcelorMittal	5.00%	Citibank N.A.	6/20/21	EUR	2,000	208,787	220,130	(11,343)
ArcelorMittal	1.00%	Goldman Sachs International	6/20/21	USD	6,965	(217,248)	(201,359)	(15,889)
ArcelorMittal	1.00%	Goldman Sachs International	6/20/21	USD	6,955	(216,743)	(208,227)	(8,516)
Arrow Electronics, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	8,500	(135,566)	(18,569)	(116,997)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	12,500	(199,362)	(161,660)	(37,702)
Avnet, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	24,500	(145,417)	(328,428)	183,011
Bank of America Corp.	1.00%	Goldman Sachs International	6/20/21	USD	20,000	(210,201)	37,827	(248,028)
Bank of America N.A.	1.00%	Goldman Sachs International	6/20/21	USD	13,685	(143,831)	26,191	(170,022)
Bank of America N.A.	1.00%	Goldman Sachs International	6/20/21	USD	11,315	(118,921)	21,656	(140,577)
Barclays Bank PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	4,400	31,401	69,748	(38,347)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	20,240	144,432	185,838	(41,406)
Best Buy Co.	5.00%	BNP Paribas S.A.	6/20/21	USD	5,250	(768,916)	(622,198)	(146,718)
Cable & Wireless International Finance BV	5.00%	Goldman Sachs International	6/20/21	EUR	2,620	(448,596)	(329,371)	(119,225)
Caterpillar, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	8,750	(137,533)	(73,139)	(64,394)
Caterpillar, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	8,750	(137,533)	(39,765)	(97,768)

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	17,500	$(275,066)	$(62,481)	$(212,585)
Citigroup, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	20,000	(211,846)	14,847	(226,693)
Citigroup, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	13,685	(144,956)	32,539	(177,495)
Citigroup, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	11,315	(119,852)	26,904	(146,756)
Commonwealth Bank of Australia	5.00%	Barclays Bank PLC	6/20/21	EUR	800	83,516	88,006	(4,490)
Commonwealth Bank of Australia	5.00%	Barclays Bank PLC	6/20/21	EUR	500	52,198	55,004	(2,806)
Ephios Holdco II PLC	5.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	2,400	(176,591)	(140,496)	(36,095)
Ford Motor Co.	5.00%	Goldman Sachs International	6/20/21	USD	4,400	(784,737)	(708,296)	(76,441)
Goldman Sachs & Co.	1.00%	Bank of America N.A.	6/20/21	USD	15,875	(52,846)	89,092	(141,938)
Goldman Sachs & Co.	1.00%	Citibank N.A.	6/20/21	USD	9,125	(30,376)	93,124	(123,500)
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	20,000	(66,578)	147,442	(214,020)
Hewlett-Packard Co.	1.00%	Credit Suisse International	6/20/21	USD	10,000	176,086	293,535	(117,449)
Hewlett-Packard Co.	1.00%	Goldman Sachs International	6/20/21	USD	10,000	176,086	315,222	(139,136)
Hewlett-Packard Co.	1.00%	Goldman Sachs International	6/20/21	USD	5,500	96,847	256,258	(159,411)
Hewlett-Packard Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	13,500	237,716	556,058	(318,342)
Home Depot, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15,000	(563,048)	(519,160)	(43,888)
iTraxx Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/21	USD	15,410	(171,139)	(223,645)	52,506
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	6/20/21	USD	16,320	(465,704)	(440,981)	(24,723)
JPMorgan Chase & Co.	1.00%	Bank of America N.A.	6/20/21	USD	10,551	(211,981)	(121,887)	(90,094)
JPMorgan Chase & Co.	1.00%	Goldman Sachs International	6/20/21	USD	37,428	(752,007)	(407,395)	(344,612)
Ladbrokes Group Finance PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,545	157,335	127,448	29,887
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	20,240	(51,242)	(41,065)	(10,177)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	4,400	(11,137)	26,112	(37,249)
Loews Corp.	1.00%	Citibank N.A.	6/20/21	USD	20,000	(647,356)	(576,050)	(71,306)
Loews Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15,000	(590,355)	(534,628)	(55,727)
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	6/20/21	EUR	2,934	(216,265)	154,283	(370,548)
Marks & Spencer PLC	1.00%	Barclays Bank PLC	6/20/21	EUR	4,800	169,906	131,872	38,034
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,480	87,790	105,818	(18,028)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,238	43,824	50,980	(7,156)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,237	43,788	50,323	(6,535)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,237	43,788	50,938	(7,150)
Marks & Spencer PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	1,240	43,895	52,909	(9,014)
Marks & Spencer PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	1,220	43,187	52,056	(8,869)
Marriott International, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	7,615	(165,833)	(106,223)	(59,610)
Marriott International, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	7,385	(160,824)	(103,014)	(57,810)
MetLife, Inc.	1.00%	Citibank N.A.	6/20/21	USD	15,165	156,150	234,870	(78,720)
Morgan Stanley	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	25,000	(93,117)	255,134	(348,251)
Morgan Stanley	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	20,000	(74,493)	120,145	(194,638)
New Look Senior Issuer PLC	5.00%	Goldman Sachs International	6/20/21	EUR	2,100	219,120	(10,974)	230,094
New Look Senior Issuer PLC	5.00%	Goldman Sachs International	6/20/21	EUR	2,000	208,689	227,240	(18,551)
Omnicom Group, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	11,111	(361,568)	(303,873)	(57,695)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	11,000	60,152	155,581	(95,429)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	45

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	2,700	$117,378	$140,102	$(22,724)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	USD	846	23,377	38,624	(15,247)
Republic of Indonesia	1.00%	BNP Paribas S.A.	6/20/21	USD	640	17,690	27,450	(9,760)
Republic of Indonesia	1.00%	HSBC Bank PLC	6/20/21	USD	880	24,323	35,098	(10,775)
Republic of Indonesia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	414	11,444	17,404	(5,960)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	23,400	1,575,003	2,074,090	(499,087)
Republic of the Philippines	1.00%	Bank of America N.A.	6/20/21	USD	25,000	(1,092,786)	(1,017,832)	(74,954)
Standard Chartered Bank	1.00%	Goldman Sachs International	6/20/21	EUR	3,590	261,895	382,684	(120,789)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	13,278	651,907	752,949	(101,042)
Target Corp.	1.00%	Goldman Sachs International	6/20/21	USD	16,080	(501,110)	(489,849)	(11,261)
Target Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15,000	(467,454)	(505,190)	37,736
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	1,530	(315,608)	(282,178)	(33,430)
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	1,020	(210,406)	(192,285)	(18,121)
Thai Airways International PCL	1.00%	BNP Paribas S.A.	6/20/21	USD	1,267	(7,387)	(3,395)	(3,992)
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	35,000	(773,082)	(438,643)	(334,439)
Twinkle Pizza Holdings PLC	5.00%	Citibank N.A.	6/20/21	EUR	3,030	217,375	285,808	(68,433)
Twinkle Pizza Holdings PLC	5.00%	Credit Suisse International	6/20/21	EUR	2,400	172,295	181,638	(9,343)
United Mexican States	1.00%	Credit Suisse International	6/20/21	USD	5,000	117,591	134,785	(17,194)
Viacom, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	7,500	60,621	411,345	(350,724)
Walt Disney Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	20,000	(817,398)	(663,795)	(153,603)
Wells Fargo & Co.	1.00%	Goldman Sachs International	6/20/21	USD	30,000	(707,536)	(503,791)	(203,745)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	7,640	98,886	223,731	(124,845)
Xerox Corp.	1.00%	Barclays Bank PLC	6/20/21	USD	4,600	272,871	345,720	(72,849)
Xerox Corp.	1.00%	Credit Suisse International	6/20/21	USD	4,400	261,007	294,191	(33,184)
Xerox Corp.	1.00%	Goldman Sachs International	6/20/21	USD	4,400	261,007	295,016	(34,009)
Xerox Corp.	1.00%	Goldman Sachs International	6/20/21	USD	4,400	261,007	295,844	(34,837)
XLIT Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15,000	(413,332)	(381,206)	(32,126)
Total						$(12,867,775)	$(611,133)	$(12,256,642)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	$23,907	$(7,387)	$31,294
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	1,325	(18,887)	(40,189)	21,302
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	5,050	47,330	(119,314)	166,644
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	59	372	(1,551)	1,923
iTraxx Sub Financials Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	BBB	EUR	22,500	2,121,796	1,977,487	144,309
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	14,150	1,597,894	1,859,153	(261,259)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	20,210	2,282,223	2,631,383	(349,160)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	17,400	1,964,902	1,864,785	100,117
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	10,120	1,142,805	1,323,649	(180,844)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	292,930	354,892	(61,962)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	292,930	361,786	(68,856)

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	4,890	$(274,816)	$(404,675)	$129,859
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	3,750	(264)	(91,961)	91,697
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	1,750	(33,159)	(107,870)	74,711
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	4,000	(75,793)	(223,119)	147,326
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	3,750	(71,055)	(224,292)	153,237
BNP Paribas S.A.	1.00%	Citibank N.A.	6/20/21	A	EUR	20,240	291,824	161,522	130,302
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	BBB	USD	6,000	(226,488)	(228,643)	2,155
Community Health Systems, Inc.	5.00%	Goldman Sachs International	6/20/21	B-	USD	7,800	(1,007,697)	(662,512)	(345,185)
Credit Suisse Group AG	1.00%	Citibank N.A.	6/20/21	BBB+	EUR	20,240	(358,718)	(366,620)	7,902
Deutsche Bank AG	1.00%	BNP Paribas S.A.	6/20/21	BBB+	EUR	3,119	(174,092)	(172,734)	(1,358)
Deutsche Bank AG	1.00%	Credit Suisse International	6/20/21	BBB+	EUR	11,835	(660,588)	(655,436)	(5,152)
Deutsche Bank AG	1.00%	JPMorgan Chase Bank N.A.	6/20/21	BBB+	EUR	5,046	(281,650)	(284,299)	2,649
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	6/20/21	B	USD	4,400	233,473	207,307	26,166
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs International	6/20/21	B	USD	3,500	185,718	162,022	23,696
Hertz Global Holdings, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	5,900	313,067	(138,247)	451,314
Hertz Global Holdings, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	4,400	233,474	42,535	190,939
International Business Machines Corp.	1.00%	Credit Suisse International	6/20/21	AA-	USD	13,370	285,001	277,256	7,745
International Business Machines Corp.	1.00%	Credit Suisse International	6/20/21	AA-	USD	10,725	228,619	232,378	(3,759)
International Business Machines Corp.	1.00%	Goldman Sachs International	6/20/21	AA-	USD	10,685	227,767	231,135	(3,368)
Intesa Sanpaolo SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	BBB-	EUR	10,000	(155,802)	(338,158)	182,356
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	4,800	(275,310)	(199,292)	(76,018)
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	4,360	(250,074)	(205,749)	(44,325)
Telecom Italia SpA	1.00%	Citibank N.A.	6/20/21	BB+	EUR	2,010	(115,287)	(120,369)	5,082
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	6/20/21	CCC+	USD	4,400	(49,078)	(86,951)	37,873
Unicredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	10,000	(379,942)	(585,296)	205,354
Unicredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	5,790	(219,985)	(338,895)	118,910
Unicredit SpA	1.00%	Citibank N.A.	6/20/21	BBB-	EUR	4,300	(163,375)	(272,409)	109,034
Wind Acquisition Finance SA	5.00%	Goldman Sachs International	6/20/21	B	EUR	1,101	111,611	41,010	70,601
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,035	(51,851)	(215,091)	163,240
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,350	(55,899)	(244,882)	188,983
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,350	(55,899)	(227,541)	171,642
Total							$6,921,934	$5,164,818	$1,757,116

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	47

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Depreciation
PowerShares QQQ Trust Series 1	3-month LIBOR minus 0.15%[1]	Bank of America N.A.	2/26/17	USD	25,500	$(149,585)	—	$(149,585)

[1]	Fund pays the total return of the reference entity and receives the floating rate.

Reference Entity[1]	Counterparty	Expiration Dates	Notional Amount		Unrealized Appreciation	Net Value of Reference Entity
Equity Securities Long/Short	Bank of America N.A.	4/17/17	USD	(734,242)	$271,914[2]	$(527,551)

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0.15% - 1.00% basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:
EUR 1 Week
GBP 1 Week
EUR 1 Month

[2]	Amount includes $65,223 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of period end, expiration date 4/17/17:

	Shares	Value
Reference Entity — Long
Banco Santander SA	392,532	$1,666,419
BNP Paribas SA	31,710	1,572,960
Eurobank Ergasias SA	2,850,347	1,649,693
Hellenic Telecommunications Organization SA	579,648	5,693,318
ING Groep NV	103,886	1,161,451
Intesa Sanpaolo SpA	504,848	1,114,032
Ladbrokes PLC	590,738	1,084,038
SFR Group SA	97,314	2,300,875
Societe Generale SA	14,551	496,100
UniCredit SpA	942,823	2,313,020
Total Reference Entity — Long		19,051,906

	Shares	Value
Reference Entity — Short
Anglo American PLC	(510,581)	$(5,591,976)
APERAM SA	(163,373)	(6,840,266)
Lloyds Banking Group PLC	(10,161,659)	(7,147,215)
Total Reference Entity — Short		(19,579,457)
Net Value of Reference Entity — Bank of America N.A.		$(527,551)

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Transactions in Options Written for the Year Ended July 31, 2016

	Calls			Puts

		Notional (000)			Notional (000)
	Contracts	EUR	Premiums Received	Contracts	EUR	Premiums Received

Outstanding options, beginning of year	2,000	—	$77,527	13,600	222,900	$1,863,813
Options written	5,500	206,000	1,334,521	189,350	376,200	12,271,116
Options exercised	—	—	—	(500)	—	(63,338)
Options expired	(7,500)	(105,400)	(542,199)	(86,900)	(538,800)	(8,315,485)
Options closed	—	—	—	(88,550)	—	(4,290,922)

Outstanding options, end of year	—	100,600	$869,849	27,000	60,300	$1,465,184

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$3,937	—	—	—	$3,937
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$8,528,124	—	—	8,528,124
Options purchased	Investments at value — unaffiliated[2]	—	$246,156	4,326,532	—	$108,301	—	4,680,989
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	37,531,212	271,914	—	—	—	37,803,126
Swaps - centrally cleared	Net unrealized appreciation[1]	—	289,496	—	—	84,886	—	374,382

Total		—	$38,066,864	$4,602,383	$8,528,124	$193,187	—	$51,390,558

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$3,316,191	—	$16,454,128	—	$19,770,319
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$11,779,184	—	—	11,779,184
Options written	Options written, at value	—	$1,865,031	197,250	—	—	—	2,062,281
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	43,477,053	149,585	—	—	—	43,626,638
Swaps - centrally cleared	Net unrealized depreciation[1]	—	2,375,209	—	—	2,993,178	—	5,368,387

Total		—	$47,717,293	$3,663,026	$11,779,184	$19,447,306	—	$82,606,809

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$902,934	—	$(38,330,722)	—	$(37,427,788)
Forward foreign currency transactions	—	—	—	$16,536,789	—	—	16,536,789
Options purchased[1]	—	$(3,692,427)	18,217,318	(1,189,781)	(6,031,500)	—	7,303,610
Options written	—	2,170,573	(1,659,603)	61,205	438,419	—	1,010,594
Swaps	—	(24,607,939)	41,645,749	—	(3,654,230)	—	13,383,580

Total	—	$(26,129,793)	$59,106,398	$15,408,213	$(47,578,033)	—	$806,785

[1]	Options purchased are included in the net realized gain (loss) from investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	49

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(3,497,748)	—	$(13,123,230)	—	$(16,620,978)
Forward foreign currency translations	—	—	—	$(8,409,003)	—	—	(8,409,003)
Options purchased[1]	—	$809,058	(631,063)	—	(315,543)	—	(137,548)
Options written	—	(1,858,684)	493,059	—	—	—	(1,365,625)
Swaps	—	(4,688,851)	(13,699,063)	—	585,912	—	(17,802,002)

Total	—	$(5,738,477)	$(17,334,815)	$(8,409,003)	$(12,852,861)	—	$(44,335,156)

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$2,920,689
Average notional value of contracts - short	$757,005,159
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$3,052,275,012
Average amounts sold - in USD	$2,271,568,622
Options:
Average value of option contracts purchased	$10,461,194
Average value of option contracts written	$333,373
Average notional value of swaption contracts purchased	$390,052,021
Average notional value of swaption contracts written	$142,592,075
Credit default swaps:
Average notional value - buy protection	$1,777,349,583
Average notional value - sell protection	$588,862,907
Interest rate swaps:
Average notional value - pays fixed rate	$156,826,250
Average notional value - receives fixed rate	$9,300,000
Total return swaps:
Average notional value	$18,048,295

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$800,335		$2,141,250
Forward foreign currency exchange contracts	8,528,124		11,779,184
Options	4,680,989	[1]	2,062,281
Swaps - Centrally cleared	—		2,341,231
Swaps - OTC[2]	37,803,126		43,626,638

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$51,812,574		$61,950,584
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,126,867)		(4,679,731)

Total derivative assets and liabilities subject to an MNA	$46,685,707		$57,270,853

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 1,375,894	$ (1,375,894)	—	—	—
Bank of New York Mellon	454,777	(169,865)	—	—	$284,912
Barclays Bank PLC	3,369,328	(2,288,775)	—	$ (850,000)	230,553
BNP Paribas S.A.	3,177,915	(2,357,199)	—	(820,716)	—
Citibank N.A.	20,420,536	(19,946,413)	—	(474,123)	—
Credit Suisse International	2,236,866	(2,236,866)	—	—	—
Deutsche Bank AG	1,574,115	(1,574,115)	—	—	—
Goldman Sachs Bank USA	49,809	(49,809)	—	—	—
Goldman Sachs International	7,408,422	(7,408,422)	—	—	—
HSBC Bank PLC	305,258	(248,331)	—	—	56,927
JPMorgan Chase Bank N.A.	5,482,776	(5,482,776)	—	—	—
Morgan Stanley Capital Services LLC	556,140	(323,206)	—	—	232,934
State Street Bank and Trust Co.	252,567	(82,588)	—	—	169,979
UBS AG	21,304	—	—	—	21,304

Total	$46,685,707	$(43,544,259)	—	$ (2,144,839)	$996,609

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$2,467,160	$ (1,375,894)	—	$ (1,091,266)	—
Bank of New York Mellon	169,865	(169,865)	—	—	—
Barclays Bank PLC	2,288,775	(2,288,775)	—	—	—
BNP Paribas S.A.	2,357,199	(2,357,199)	—	—	—
Citibank N.A.	19,946,413	(19,946,413)	—	—	—
Credit Suisse International	2,427,303	(2,236,866)	—	(190,437)	—
Deutsche Bank AG	2,003,232	(1,574,115)	—	—	$429,117
Goldman Sachs Bank USA	1,488,963	(49,809)	—	(1,439,154)	—
Goldman Sachs International	10,016,501	(7,408,422)	—	(2,608,079)	—
HSBC Bank PLC	248,331	(248,331)	—	—	—
JPMorgan Chase Bank N.A.	13,438,835	(5,482,776)	—	(7,600,000)	356,059
Morgan Stanley & Co. International PLC	3,159	—	—	—	3,159
Morgan Stanley Capital Services LLC	323,206	(323,206)	—	—	—
Royal Bank of Canada	9,323	—	—	—	9,323
State Street Bank and Trust Co.	82,588	(82,588)	—	—	—

Total	$57,270,853	$(43,544,259)	—	$(12,928,936)	$797,658

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	51

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$324,393,322	$37,699,968	$362,093,290
Common Stocks	$36,647,882	—	1,284,575	37,932,457
Corporate Bonds	—	2,307,657,768	607	2,307,658,375
Floating Rate Loan Interests	—	500,548,808	36,363,366	536,912,174
Foreign Agency Obligations	—	64,969,223	—	64,969,223
Foreign Government Obligations	—	104,367,778	—	104,367,778
Non-Agency Mortgage-Backed Securities	—	80,994,764	—	80,994,764
Preferred Securities	—	267,440,837	1,487,171	268,928,008
U.S. Treasury Obligations	—	248,039,389	—	248,039,389
Short-Term Securities:
Borrowed Bond Agreements	—	920,103,004	—	920,103,004
Money Market Funds	15,672,026	—	—	15,672,026
Options Purchased:
Credit contracts	—	246,156	—	246,156
Equity contracts	4,326,532	—	—	4,326,532
Interest rate contracts	—	108,301	—	108,301
Liabilities:
Investments:
Borrowed Bonds	—	(913,458,429)	—	(913,458,429)
Investments Sold Short	(84,903,756)	(25,194,370)	—	(110,098,126)

Total	$(28,257,316)	$3,880,216,551	$76,835,687	$3,928,794,922

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,079,358	—	$8,079,358
Equity contracts	$3,937	271,914	—	275,851
Foreign currency exchange contracts	—	8,528,124	—	8,528,124
Interest rate contracts	—	84,886	—	84,886
Liabilities:
Credit contracts	—	(22,529,628)	—	(22,529,628)
Equity contracts	(3,513,441)	(149,585)	—	(3,663,026)
Foreign currency exchange contracts	—	(11,779,184)	—	(11,779,184)
Interest rate contracts	(16,454,128)	(2,993,178)	—	(19,447,306)

Total	$(19,963,632)	$(20,487,293)	—	$(40,450,925)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$132,002,148	—	—	$132,002,148
Foreign currency at value	10,676,201	—	—	10,676,201
Cash pledged:
Collateral — borrowed bond agreements	881,000	—	—	881,000
Collateral — OTC derivatives	14,900,000	—	—	14,900,000
Futures contracts	11,517,880	—	—	11,517,880
Centrally cleared swaps	11,303,760	—	—	11,303,760
Liabilities:
Cash received:
Collateral — borrowed bond agreements	—	$(19,811)	—	(19,811)
Collateral — OTC derivatives	—	(6,130,000)	—	(6,130,000)
Reverse repurchase agreements	—	(14,555,182)	—	(14,555,182)

Total	$181,280,989	$(20,704,993)	—	$160,575,996

During the year ended July 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening Balance, as of July 31, 2015	$84,924,584	$11,926,249	$22,294,306	$26,338,997	$23,085,617	—	$168,569,753
Transfers into Level 3	4,455,413	—	283,850	2,213,461	—	—	6,952,724
Transfers out of Level 3[1]	(43,011,606)	—	(22,294,306)	—	(5,249,148)	—	(70,555,060)
Other[2]	—	(2,924,120)	—	—	—	$2,924,120	—
Accrued discounts/premiums	43,891	—	126	96,862	33,201	—	174,080
Net realized gain (loss)	(5,012,061)	45,651	4,077	37,321	(438,035)	(507,525)	(5,870,572)
Net change in unrealized appreciation (depreciation)[3,4]	(1,517,885)	2,663,955	(5,200)	595,098	(162,935)	299,533	1,872,566
Purchases	19,928,516	1,250,925	—	10,815,703	—	—	31,995,144
Sales	(22,110,884)	(11,678,085)	(282,246)	(3,734,076)	(17,268,700)	(1,228,957)	(56,302,948)

Closing Balance, as of July 31, 2016	$37,699,968	$1,284,575	$607	$36,363,366	—	$1,487,171	$76,835,687

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2016[4]	$(2,051,738)	$37,510	$(5,200)	$601,673	—	$299,533	$(1,118,222)

[1]

As of July 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of July 31, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	53

Consolidated Schedule of Investments July 31, 2016	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.7%
Boeing Co.	669	$89,419
General Dynamics Corp.	588	86,371
L-3 Communications Holdings, Inc.	678	102,805
Lockheed Martin Corp.	354	89,466
Northrop Grumman Corp.	405	87,735
Raytheon Co.	625	87,206
Rockwell Collins, Inc.	967	81,828
Textron, Inc.	2,261	88,179

		713,009
Air Freight & Logistics — 0.7%
FedEx Corp.	573	92,769
United Parcel Service, Inc., Class B	813	87,885

		180,654
Airlines — 0.4%
American Airlines Group, Inc.	2,724	96,702
Auto Components — 0.3%
Goodyear Tire & Rubber Co.	2,591	74,284
Beverages — 0.3%
Brown-Forman Corp., Class B	756	74,232
Biotechnology — 0.7%
AbbVie, Inc.	1,384	91,662
Vertex Pharmaceuticals, Inc. (a)	912	88,464

		180,126
Chemicals — 1.7%
Dow Chemical Co.	1,620	86,945
E.I. Du Pont de Nemours & Co.	1,245	86,117
Eastman Chemical Co.	1,180	76,971
FMC Corp.	2,017	95,888
Monsanto Co.	879	93,851

		439,772
Commercial Services & Supplies — 0.3%
Pitney Bowes, Inc.	4,371	84,404
Communications Equipment — 0.3%
Harris Corp.	1,039	89,998
Construction & Engineering — 0.3%
Fluor Corp.	1,749	93,606
Containers & Packaging — 0.3%
International Paper Co.	2,045	93,681
Diversified Consumer Services — 0.2%
H&R Block, Inc.	2,298	54,669
Diversified Financial Services — 0.4%
S&P Global, Inc.	879	107,414
Electric Utilities — 0.3%
Southern Co.	1,581	84,583
Food Products — 0.4%
Kellogg Co.	1,257	103,966
Health Care Equipment & Supplies — 0.7%
Edwards Lifesciences Corp. (a)	871	99,747
Varian Medical Systems, Inc. (a)	987	93,508

		193,255
Health Care Providers & Services — 0.3%
DaVita HealthCare Partners, Inc. (a)	1,140	88,396

Common Stocks		Shares	Value
Hotels, Restaurants & Leisure — 0.4%
Yum! Brands, Inc.		1,100	$98,362
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)		141	106,992
TripAdvisor, Inc. (a)		1,332	93,200

			200,192
Internet Software & Services — 0.6%
Facebook, Inc., Class A (a)		720	89,237
VeriSign, Inc. (a)		927	80,287

			169,524
IT Services — 1.3%
Accenture PLC, Class A		787	88,781
Cognizant Technology Solutions Corp., Class A (a)		1,538	88,420
MasterCard, Inc., Class A		851	81,049
Total System Services, Inc.		1,514	77,093

			335,343
Machinery — 0.4%
Cummins, Inc.		798	97,970
Media — 0.7%
CBS Corp., Class B		1,644	85,850
Viacom, Inc., Class B		2,101	95,532

			181,382
Pharmaceuticals — 0.7%
Eli Lilly & Co.		1,028	85,211
Mallinckrodt PLC		1,470	98,990
			184,201
Professional Services — 0.4%
Equifax, Inc.		732	96,961
Semiconductors & Semiconductor Equipment — 0.8%
QUALCOMM, Inc.		1,511	94,558
Texas Instruments, Inc.		1,503	104,834

			199,392
Software — 0.3%
Intuit, Inc.		779	86,461
Tobacco — 0.3%
Altria Group, Inc.		1,251	84,693
Total Common Stocks — 17.0%			4,487,232

Corporate Bonds		Par (000)
Aerospace & Defense — 0.3%
L-3 Communications Corp., 1.50%, 5/28/17	USD	80	80,139
Lockheed Martin Corp., 3.55%, 1/15/26		10	11,012

			91,151
Auto Components — 0.2%
Hella KGaA Hueck & Co., 1.25%, 9/07/17	EUR	35	39,638
Automobiles — 0.5%
BMW Finance NV, 0.50%, 9/05/18		10	11,318
Renault SA, 3.13%, 3/05/21		10	12,622
Volkswagen International Finance NV, 0.31%, 4/15/19 (b)		100	111,482

			135,422

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Corporate Bonds		Par (000)	Value
Banks — 11.6%
Bank of America Corp., 5.75%, 12/01/17	USD	110	$116,108
Bank of America NA, 2.05%, 12/07/18		250	253,860
Bank of Ireland, 2.00%, 5/08/17	EUR	100	113,352
BNP Paribas SA, 5.43%, 9/07/17		90	106,341
Commerzbank AG, 6.38%, 3/22/19		30	37,599
Cooperatieve Rabobank UA, 3.75%, 11/09/20		50	63,502
Credit Agricole SA, 1.88%, 10/18/17		100	114,377
HSBC Holdings PLC, 2.95%, 5/25/21		200	203,524
ICICI Bank Ltd., 4.75%, 11/25/16	USD	200	201,922
ING Bank NV, 6.13%, 5/29/23 (b)	EUR	80	97,721
Intesa Sanpaolo SpA:
2.38%, 1/13/17	USD	200	200,467
5.00%, 9/23/19	EUR	50	61,306
KFW:
2.75%, 4/16/20	AUD	200	155,469
0.13%, 6/01/20	EUR	90	102,869
Lloyds Bank PLC, 10.75%, 12/16/21 (b)	GBP	60	81,913
Nordea Bank AB:
4.50%, 3/26/20	EUR	80	101,930
2.50%, 9/17/20 (c)	USD	200	205,437
Royal Bank of Scotland PLC, 4.35%, 1/23/17	EUR	100	113,757
Santander Holdings USA, Inc., 3.45%, 8/27/18	USD	110	112,761
Santander UK Group Holdings PLC:
2.88%, 10/16/20		25	25,217
3.13%, 1/08/21		40	40,639
Santander UK PLC, 2.00%, 1/14/19	EUR	100	116,060
Société Générale SA, 4.75%, 3/02/21		100	135,205
Svenska Handelsbanken AB, 2.66%, 1/15/24 (b)		100	116,893
UniCredit SpA, 5.75%, 9/26/17		90	105,809
Wells Fargo & Co.:
2.55%, 12/07/20	USD	45	46,340
3.00%, 2/19/25		30	30,981

			3,061,359
Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/21		145	150,198
Coca-Cola Co., 0.75%, 3/09/23	EUR	100	116,097

			266,295
Biotechnology — 0.6%
AbbVie, Inc.:
1.80%, 5/14/18	USD	90	90,727
2.50%, 5/14/20		75	76,971

			167,698
Capital Markets — 1.9%
Goldman Sachs Group, Inc.:
6.13%, 5/14/17	GBP	20	27,462
4.25%, 10/21/25	USD	20	21,131
Morgan Stanley:
4.75%, 3/22/17		110	112,503
2.20%, 12/07/18		15	15,167
2.50%, 4/21/21		60	60,694
4.88%, 11/01/22		60	66,245
UBS Group Funding Jersey Ltd., 3.00%, 4/15/21 (c)		200	205,869

			509,071
Communications Equipment — 0.1%
QUALCOMM, Inc., 2.25%, 5/20/20		25	25,778
Construction Materials — 0.4%
HeidelbergCement Finance Luxembourg SA, 8.00%, 1/31/17	EUR	80	92,892

Corporate Bonds		Par (000)	Value
Consumer Finance — 1.5%
General Motors Financial Co., Inc.:
3.00%, 9/25/17	USD	180	$182,658
3.20%, 7/06/21		100	101,494
John Deere Capital Corp., 2.38%, 7/14/20		75	77,746
Synchrony Financial, 2.60%, 1/15/19		45	45,578

			407,476
Diversified Financial Services — 0.4%
Shell International Finance B.V., 1.25%, 11/10/17		100	100,247
Diversified Telecommunication Services — 1.9%
AT&T Inc., 4.60%, 2/15/21		60	66,368
British Telecommunications PLC, 0.63%, 3/10/21	EUR	100	113,851
Telecom Italia SpA, 7.38%, 12/15/17	GBP	100	142,694
Verizon Communications, Inc., 2.63%, 2/21/20	USD	170	176,392

			499,305
Electric Utilities — 0.3%
Duke Energy Progress LLC, 3.25%, 8/15/25		25	27,185
Emera U.S. Finance LP, 2.15%, 6/15/19		20	20,281
Virginia Electric & Power Co., Series B, 4.20%, 5/15/45		20	22,942

			70,408
Food Products — 0.4%
Unilever Capital Corp., 1.38%, 7/28/21		100	99,862
Health Care Equipment & Supplies — 0.1%
Medtronic, Inc., 3.50%, 3/15/25		30	32,853
Health Care Providers & Services — 0.1%
Aetna, Inc., 2.80%, 6/15/23		20	20,585
Household Products — 0.1%
Procter & Gamble Co., 2.70%, 2/02/26		30	31,961
Industrial Conglomerates — 0.2%
General Electric Co., 4.38%, 9/16/20		50	55,723
IT Services — 0.5%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		50	52,297
Visa, Inc., 2.20%, 12/14/20		65	67,088

			119,385
Media — 0.8%
Comcast Corp., 1.63%, 1/15/22		25	24,999
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		14	14,840
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18 (c)		100	101,105
WPP Finance SA, 6.38%, 11/06/20	GBP	50	80,104

			221,048
Metals & Mining — 0.5%
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23	USD	60	66,482
Glencore Finance Canada Ltd., 5.25%, 6/13/17	EUR	50	58,137

			124,619
Oil, Gas & Consumable Fuels — 1.9%
Chevron Corp., 1.34%, 11/09/17	USD	115	115,452
Devon Energy Corp., 3.25%, 5/15/22		11	10,751
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24		20	20,465

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.:
2.00%, 12/01/17	USD	60	$60,240
3.05%, 12/01/19		60	61,517
Phillips 66, 2.95%, 5/01/17		125	126,646
TransCanada PipeLines Ltd., 1.63%, 11/09/17		100	100,397

			495,468
Pharmaceuticals — 2.0%
Actavis Funding SCS:
1.30%, 6/15/17		90	89,846
3.00%, 3/12/20		80	83,225
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		30	33,957
Novartis Finance SA, 0.75%, 11/09/21	EUR	100	116,819
Roche Holdings, Inc., 2.88%, 9/29/21 (c)	USD	200	212,531

			536,378
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp., 3.45%, 9/15/21		40	42,239
AvalonBay Communities, Inc.:
4.20%, 12/15/23		20	22,129
3.45%, 6/01/25		20	21,207
Hammerson PLC, 2.75%, 9/26/19	EUR	100	119,492
HCP, Inc., 3.88%, 8/15/24	USD	18	18,318
Host Hotels & Resorts LP, Series E, 4.00%, 6/15/25		25	25,715
Ventas Realty LP, 3.75%, 5/01/24		60	62,875

			311,975
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 4.15%, 4/01/45		10	11,360
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17 (c)		60	61,008

			72,368
Semiconductors & Semiconductor Equipment — 0.5%
ASML Holding NV, 3.38%, 9/19/23	EUR	100	135,191
Software — 0.9%
Amadeus Finance BV, 0.63%, 12/02/17		100	112,632
SAP SE, 0.04%, 11/20/18 (b)		100	111,990

			224,622
Specialty Retail — 0.4%
Lowe’s Cos., Inc., 3.88%, 9/15/23	USD	60	67,669
QVC, Inc., 4.45%, 2/15/25		49	49,743

			117,412
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.:
0.90%, 5/12/17		125	125,045
2.00%, 5/06/20		60	61,548
2.45%, 8/04/26		75	75,137

			261,730
Thrifts & Mortgage Finance — 1.4%
Nordea Kredit Realkreditaktieselskab:
2.00%, 1/01/17	DKK	1,410	213,838
Series CC2, 2.00%, 10/01/47		110	15,920
Nykredit Realkredit A/S:
Series 01E, 2.00%, 10/01/47		565	81,685
Series 13H, 1.00%, 7/01/18		240	36,849
Realkredit Danmark A/S, Series 27S, 2.00%, 10/01/47		179	26,014

			374,306

Corporate Bonds		Par (000)	Value
Tobacco — 0.4%
Reynolds American, Inc.:
2.30%, 6/12/18	USD	30	$30,532
4.85%, 9/15/23		60	69,015

			99,547
Wireless Telecommunication Services — 0.4%
Eutelsat SA, 4.13%, 3/27/17	EUR	50	57,380
Vodafone Group PLC, 1.63%, 3/20/17	USD	60	60,171

			117,551
Total Corporate Bonds — 33.8%			8,919,324

Foreign Agency Obligations
Brazil — 0.4%
Petrobras Global Finance BV, 8.38%, 5/23/21		90	95,153
Luxembourg — 0.4%
Gazprom OAO Via Gaz Capital SA, 5.14%, 3/22/17	EUR	105	120,167
Total Foreign Agency Obligations — 0.8%			215,320

Foreign Government Obligations
Brazil — 2.2%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/01/23	BRL	2	587,405
Canada — 0.3%
Canadian Government Bonds, 2.25%, 6/01/25	CAD	100	85,046
Cyprus — 0.5%
Cyprus Government International Bonds:
4.75%, 6/25/19	EUR	25	29,923
3.88%, 5/06/22		40	45,785
3.75%, 7/26/23		46	51,655

			127,363
France — 0.5%
France Government Inflation Linked Bonds OAT, 0.25%, 7/25/24		117	144,466
Germany — 0.7%
Bundesrepublik Deutschland:
0.00%, 8/15/26 (d)		80	90,482
2.50%, 8/15/46		4	7,219
Bundesschatzanweisungen, 0.00%, 6/16/17 (d)		75	84,297

			181,998
Greece — 0.0%
Hellenic Republic:
4.75%, 4/17/19		4	4,023
3.00%, 2/24/23 (e)		1	522
3.00%, 2/24/24 (e)		1	509
3.00%, 2/24/25 (e)		1	496
3.00%, 2/24/26 (e)		1	488
3.00%, 2/24/27 (e)		1	473
3.00%, 2/24/28 (e)		1	465
3.00%, 2/24/29 (e)		1	455
3.00%, 2/24/30 (e)		1	449
3.00%, 2/24/31 (e)		1	444
3.00%, 2/24/32 (e)		1	438

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Foreign Government Obligations		Par (000)	Value
Greece (continued)
Hellenic Republic (continued):
3.00%, 2/24/33 (e)	EUR	1	$433
3.00%, 2/24/34 (e)		1	427
3.00%, 2/24/35 (e)		1	421
3.00%, 2/24/36 (e)		1	417
3.00%, 2/24/37 (e)		1	415
3.00%, 2/24/38 (e)		1	412
3.00%, 2/24/39 (e)		1	412
3.00%, 2/24/40 (e)		1	409
3.00%, 2/24/41 (e)		1	410
3.00%, 2/24/42 (e)		1	410

			12,928
Indonesia — 0.9%
Republic of Indonesia, 2.88%, 7/08/21		200	236,201
Italy — 1.7%
Italy Buoni Poliennali Del Tesoro:
1.15%, 5/15/17		120	135,568
1.05%, 12/01/19		85	98,242
2.70%, 3/01/47		35	43,812
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.15%, 11/12/17		90	103,437
2.35%, 9/15/24		20	26,185
3.10%, 9/15/26		27	38,967

			446,211
Mexico — 3.1%
Mexican Bonos:
8.00%, 6/11/20	MXN	70	405,347
10.00%, 12/05/24		60	407,361

			812,708
Portugal — 0.9%
Portugal Obrigacoes do Tesouro OT:
4.35%, 10/16/17	EUR	25	29,366
3.85%, 4/15/21		33	40,831
5.65%, 2/15/24		8	10,067
2.88%, 10/15/25		4	4,520
2.88%, 7/21/26		90	100,105
3.88%, 2/15/30		20	23,775
4.10%, 2/15/45		15	17,689

			226,353
Russia — 0.2%
Russian Federal Bonds — OFZ, 7.50%, 8/18/21	RUB	3,986	58,029

Foreign Government Obligations		Par (000)	Value
Slovenia — 0.2%
Slovenia Government Bonds, 2.13%, 7/28/25	EUR	38	$47,476
Spain — 0.1%
Kingdom of Spain Inflation Linked Bond, 1.80%, 11/30/24		20	25,432
Turkey — 1.3%
Republic of Turkey, 7.50%, 7/14/17	USD	320	335,040
Total Foreign Government Obligations — 12.6%			3,326,656

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 5/15/46		1,264	1,350,393
U.S. Treasury Note, 0.63%, 12/31/16		790	790,830
Total U.S. Treasury Obligations — 8.1%			2,141,223
Total Long-Term Investments (Cost — $18,786,810) — 72.3%			19,089,755

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.36% (f)(g)(h)		2,682,909	2,682,909
Total Short-Term Securities (Cost — $2,682,909) — 10.1%			2,682,909

Options Purchased
(Cost — $428,292) — 1.0%			265,960
Total Investments Before Options Written (Cost — $21,898,011) — 83.4%			22,038,624

Options Written
(Premiums Received — $530,175) — (1.9)%			(515,411)
Total Investments Net of Options Written (Cost — $21,367,836) — 81.5%			21,523,213
Other Assets Less Liabilities — 18.5%			4,893,483

Net Assets — 100.0%			$26,416,696

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Shares Purchased	Shares Sold	Shares Held at July 31, 2016	Value at July 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,688,635	—	(6,005,726)[1]	2,682,909	$2,682,909	$10,501		$198
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	—	—	118	[2]	—
iShares STOXX Europe 600 Real Estate UCITS ETF	—	21,000	(21,000)	—	—	3,156		17,742
Total					$2,682,909	$13,775		$17,940

[1]	Represents net shares sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

(h)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Year End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(1)	Canadian Government Bonds (10 Year)	September 2016	USD	113,721	$(3,203)
21	E-mini S&P Consumer Staples Select Sector Index[1]	September 2016	USD	1,150,170	24,207
(22)	E-Mini Utilities Select Sector Index[1]	September 2016	USD	1,155,220	(45,370)
(35)	Euro STOXX 50 Index[1]	September 2016	USD	1,167,254	(64,676)
14	Euro STOXX 600 Food & Beverages Index[1]	September 2016	USD	509,866	6,139
25	Euro STOXX Healthcare Index[1]	September 2016	USD	1,073,146	57,739
(4)	Euro-Bund	September 2016	USD	750,450	(11,362)
(1)	Euro-OAT	September 2016	USD	181,285	(5,468)
(6)	Euro-Schatz	September 2016	USD	751,434	(491)
10	FTSE 100 Index[1]	September 2016	USD	883,603	76,657
(19)	FTSE 250 Index[1]	September 2016	USD	864,254	(80,391)
(14)	Hang Seng China Enterprises Index[1]	September 2016	USD	809,226	1,608
2	Long Gilt British	September 2016	USD	346,612	13,246
4	NASDAQ 100 E-Mini Index[1]	September 2016	USD	378,140	8,201
(50)	RDX USD Index[1]	September 2016	USD	536,500	(28,370)
(4)	S&P/Toronto Stock Exchange 60 Index[1]	September 2016	USD	518,117	(21,166)
4	U.S. Treasury Notes (2 Year)	September 2016	USD	876,000	3,890
22	U.S. Treasury Notes (5 Year)	September 2016	USD	2,684,344	15,704
(8)	U.S. Treasury Notes (10 Year)	September 2016	USD	1,064,375	(23,534)
16	E-Mini Gold[1]	October 2016	USD	1,084,000	21,953
Total					$(54,687)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	195,000	USD	146,738	Deutsche Bank AG	8/03/16	$1,426
CAD	117,000	USD	88,838	Barclays Bank PLC	8/03/16	775
DKK	2,490,000	USD	370,970	HSBC Bank PLC	8/03/16	3,341
EUR	3,790,000	USD	4,204,626	UBS AG	8/03/16	33,444
GBP	165,000	USD	217,140	Deutsche Bank AG	8/03/16	1,247

See Notes to Financial Statements.

58	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	167,000	USD	219,522	HSBC Bank PLC	8/03/16	$1,513
JPY	400,000	USD	3,822	Barclays Bank PLC	8/03/16	99
USD	144,954	AUD	195,000	UBS AG	8/03/16	(3,209)
USD	90,129	CAD	117,000	UBS AG	8/03/16	515
USD	372,561	DKK	2,490,000	UBS AG	8/03/16	(1,750)
USD	121,860	EUR	110,000	Barclays Bank PLC	8/03/16	(1,145)
USD	21,994	EUR	20,000	BNP Paribas S.A.	8/03/16	(370)
USD	4,004,640	EUR	3,600,000	Deutsche Bank AG	8/03/16	(20,967)
USD	44,074	EUR	40,000	Deutsche Bank AG	8/03/16	(655)
USD	22,148	EUR	20,000	Deutsche Bank AG	8/03/16	(217)
USD	446,756	GBP	332,000	Deutsche Bank AG	8/03/16	7,335
USD	3,704	JPY	380,000	Barclays Bank PLC	8/03/16	(21)
USD	188	JPY	20,000	Deutsche Bank AG	8/03/16	(8)
USD	38,830	ZAR	580,000	Royal Bank of Scotland PLC	8/04/16	(2,902)
ZAR	580,000	USD	40,666	Royal Bank of Scotland PLC	8/04/16	1,066
EUR	30,000	USD	33,623	Barclays Bank PLC	8/16/16	(59)
EUR	30,000	USD	33,312	Credit Suisse International	8/16/16	252
EUR	60,000	USD	67,787	Deutsche Bank AG	8/16/16	(659)
EUR	40,000	USD	45,691	JPMorgan Chase Bank N.A.	8/16/16	(939)
GBP	80,000	USD	116,660	Barclays Bank PLC	8/16/16	(10,753)
GBP	20,000	USD	27,662	Deutsche Bank AG	8/16/16	(1,186)
GBP	109,407	USD	157,854	JPMorgan Chase Bank N.A.	8/16/16	(13,017)
GBP	30,000	USD	43,417	JPMorgan Chase Bank N.A.	8/16/16	(3,702)
INR	2,640,000	USD	39,137	JPMorgan Chase Bank N.A.	8/16/16	151
INR	2,645,000	USD	39,214	UBS AG	8/16/16	149
JPY	1,368,232	USD	13,089	BNP Paribas S.A.	8/16/16	329
JPY	159,730	USD	1,528	Goldman Sachs International	8/16/16	38
JPY	5,472,038	USD	52,353	JPMorgan Chase Bank N.A.	8/16/16	1,309
MXN	600,000	USD	32,795	Deutsche Bank AG	8/16/16	(857)
SEK	100,000	USD	11,728	Deutsche Bank AG	8/16/16	(32)
SEK	585,000	USD	72,042	UBS AG	8/16/16	(3,617)
USD	61,203	CAD	80,000	JPMorgan Chase Bank N.A.	8/16/16	(77)
USD	216,952	EUR	190,000	Citibank N.A.	8/16/16	4,381
USD	22,185	EUR	20,000	Deutsche Bank AG	8/16/16	(191)
USD	33,498	EUR	30,000	JPMorgan Chase Bank N.A.	8/16/16	(66)
USD	11,253	EUR	10,000	UBS AG	8/16/16	65
USD	28,272	GBP	21,404	Barclays Bank PLC	8/16/16	(63)
USD	44,105	GBP	30,000	Barclays Bank PLC	8/16/16	4,389
USD	34,192	GBP	25,000	Credit Suisse International	8/16/16	1,096
USD	27,406	GBP	20,000	Deutsche Bank AG	8/16/16	929
USD	18,260	GBP	13,902	HSBC Bank PLC	8/16/16	(143)
USD	1,442	GBP	1,098	JPMorgan Chase Bank N.A.	8/16/16	(11)
USD	44,725	GBP	30,000	JPMorgan Chase Bank N.A.	8/16/16	5,010
USD	22,763	GBP	17,500	UBS AG	8/16/16	(404)
USD	28,994	JPY	3,000,000	Deutsche Bank AG	8/16/16	(426)
USD	27,505	JPY	3,000,000	Goldman Sachs International	8/16/16	(1,916)
USD	36,861	JPY	4,000,000	JPMorgan Chase Bank N.A.	8/16/16	(2,366)
USD	6,571	MXN	120,000	Deutsche Bank AG	8/16/16	183

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,806	MXN	180,000	JPMorgan Chase Bank N.A.	8/16/16	$225
USD	16,214	MXN	300,000	JPMorgan Chase Bank N.A.	8/16/16	245
USD	70,839	SEK	585,000	Deutsche Bank AG	8/16/16	2,415
USD	9,852	ZAR	150,000	Barclays Bank PLC	8/16/16	(914)
USD	5,984	ZAR	90,000	Barclays Bank PLC	8/16/16	(476)
USD	12,413	ZAR	200,000	JPMorgan Chase Bank N.A.	8/16/16	(1,942)
USD	4,029	ZAR	60,000	JPMorgan Chase Bank N.A.	8/16/16	(277)
ZAR	500,000	USD	32,411	Barclays Bank PLC	8/16/16	3,477
USD	146,574	AUD	195,000	Deutsche Bank AG	9/06/16	(1,417)
USD	88,849	CAD	117,000	Barclays Bank PLC	9/06/16	(783)
USD	371,479	DKK	2,490,000	HSBC Bank PLC	9/06/16	(3,372)
USD	4,210,387	EUR	3,790,000	UBS AG	9/06/16	(33,672)
USD	217,260	GBP	165,000	Deutsche Bank AG	9/06/16	(1,254)
USD	219,643	GBP	167,000	HSBC Bank PLC	9/06/16	(1,520)
USD	3,826	JPY	400,000	Barclays Bank PLC	9/06/16	(99)
USD	40,401	ZAR	580,000	Royal Bank of Scotland PLC	9/06/16	(1,051)
RUB	865,000	USD	13,320	JPMorgan Chase Bank N.A.	9/07/16	(350)
RUB	770,000	USD	11,850	JPMorgan Chase Bank N.A.	9/07/16	(304)
USD	25,061	RUB	1,635,000	Barclays Bank PLC	9/07/16	546
USD	6,747	RUB	450,327	Citibank N.A.	9/07/16	(5)
USD	600	RUB	39,673	Citibank N.A.	9/07/16	5
USD	20,521	RUB	1,315,000	Citibank N.A.	9/07/16	804
USD	7,891	RUB	520,000	Credit Suisse International	9/07/16	93
USD	6,035	RUB	395,000	Credit Suisse International	9/07/16	112
USD	6,060	RUB	395,000	Credit Suisse International	9/07/16	138
USD	3,106	RUB	200,000	Deutsche Bank AG	9/07/16	107
USD	10,642	RUB	685,000	HSBC Bank PLC	9/07/16	371
AUD	365,705	USD	270,000	JPMorgan Chase Bank N.A.	9/30/16	7,343
CHF	345,912	USD	355,000	JPMorgan Chase Bank N.A.	9/30/16	3,191
CHF	457,968	USD	470,000	JPMorgan Chase Bank N.A.	9/30/16	4,225
EUR	155,000	CHF	167,938	JPMorgan Chase Bank N.A.	9/30/16	(133)
EUR	155,000	JPY	17,613,626	JPMorgan Chase Bank N.A.	9/30/16	712
EUR	470,000	USD	523,334	JPMorgan Chase Bank N.A.	9/30/16	3,574
EUR	480,000	USD	532,908	JPMorgan Chase Bank N.A.	9/30/16	5,211
EUR	480,000	USD	529,544	JPMorgan Chase Bank N.A.	9/30/16	8,575
GBP	96,030	EUR	120,000	Barclays Bank PLC	9/30/16	(7,295)
GBP	391,019	EUR	500,000	JPMorgan Chase Bank N.A.	9/30/16	(42,464)
GBP	367,557	EUR	470,000	JPMorgan Chase Bank N.A.	9/30/16	(39,916)
GBP	91,457	EUR	115,000	JPMorgan Chase Bank N.A.	9/30/16	(7,749)
GBP	185,000	USD	262,589	JPMorgan Chase Bank N.A.	9/30/16	(17,475)
HUF	51,445,134	USD	180,000	JPMorgan Chase Bank N.A.	9/30/16	4,958
HUF	102,533,580	USD	360,000	JPMorgan Chase Bank N.A.	9/30/16	8,633
INR	18,503,775	USD	270,000	Citibank N.A.	9/30/16	3,225
INR	18,509,850	USD	270,000	Morgan Stanley & Co. International PLC	9/30/16	3,315
MXN	4,771,419	USD	260,000	Barclays Bank PLC	9/30/16	(7,254)
MXN	2,516,670	USD	135,000	Barclays Bank PLC	9/30/16	(1,690)
MXN	2,503,173	USD	135,000	JPMorgan Chase Bank N.A.	9/30/16	(2,405)
MYR	1,098,495	USD	270,000	HSBC Bank PLC	9/30/16	(1,151)

See Notes to Financial Statements.

60	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	4,559,076	USD	540,000	JPMorgan Chase Bank N.A.	9/30/16	$409
PHP	13,800,100	USD	295,000	Deutsche Bank AG	9/30/16	(3,059)
PHP	11,308,800	USD	240,000	HSBC Bank PLC	9/30/16	(762)
PHP	12,449,700	USD	265,000	Morgan Stanley & Co. International PLC	9/30/16	(1,627)
PLN	2,156,219	USD	540,000	JPMorgan Chase Bank N.A.	9/30/16	12,490
SEK	4,478,402	EUR	475,000	JPMorgan Chase Bank N.A.	9/30/16	(7,438)
USD	650,000	BRL	2,262,455	Morgan Stanley & Co. International PLC	9/30/16	(33,520)
USD	535,000	CAD	694,221	JPMorgan Chase Bank N.A.	9/30/16	3,127
USD	470,000	CHF	457,345	JPMorgan Chase Bank N.A.	9/30/16	(3,580)
USD	355,000	CHF	345,441	JPMorgan Chase Bank N.A.	9/30/16	(2,704)
USD	1,085,000	CNH	7,269,478	JPMorgan Chase Bank N.A.	9/30/16	(8,799)
USD	1,303,066	EUR	1,175,000	JPMorgan Chase Bank N.A.	9/30/16	(14,204)
USD	244,965	EUR	220,000	JPMorgan Chase Bank N.A.	9/30/16	(1,673)
USD	1,067,124	GBP	820,000	JPMorgan Chase Bank N.A.	9/30/16	(19,327)
USD	2,130,000	GBP	1,462,669	JPMorgan Chase Bank N.A.	9/30/16	192,050
USD	540,000	HUF	154,397,556	JPMorgan Chase Bank N.A.	9/30/16	(15,096)
USD	260,000	INR	17,708,600	Morgan Stanley & Co. International PLC	9/30/16	(1,484)
USD	140,000	INR	9,522,800	Morgan Stanley & Co. International PLC	9/30/16	(613)
USD	140,000	INR	9,519,300	Morgan Stanley & Co. International PLC	9/30/16	(561)
USD	140,000	KRW	162,834,000	HSBC Bank PLC	9/30/16	(5,328)
USD	544,000	KRW	630,768,000	Morgan Stanley & Co. International PLC	9/30/16	(18,957)
USD	190,000	KRW	220,609,000	Morgan Stanley & Co. International PLC	9/30/16	(6,892)
USD	40,000	KRW	46,526,000	Morgan Stanley & Co. International PLC	9/30/16	(1,524)
USD	100,000	KRW	116,330,000	Standard Chartered Bank	9/30/16	(3,824)
USD	530,000	MXN	10,114,276	JPMorgan Chase Bank N.A.	9/30/16	(5,762)
USD	400,000	MXN	7,508,925	JPMorgan Chase Bank N.A.	9/30/16	2,246
USD	540,000	NZD	766,861	JPMorgan Chase Bank N.A.	9/30/16	(12,226)
USD	360,000	PLN	1,427,076	JPMorgan Chase Bank N.A.	9/30/16	(5,661)
USD	180,000	PLN	716,691	JPMorgan Chase Bank N.A.	9/30/16	(3,638)
USD	270,000	RUB	17,778,150	JPMorgan Chase Bank N.A.	9/30/16	4,978
USD	270,000	RUB	17,721,450	JPMorgan Chase Bank N.A.	9/30/16	5,823
USD	1,085,000	SGD	1,468,759	JPMorgan Chase Bank N.A.	9/30/16	(9,980)
USD	475,000	TWD	15,304,500	Barclays Bank PLC	9/30/16	(4,998)
USD	475,000	TWD	15,290,250	UBS AG	9/30/16	(4,551)
USD	520,000	ZAR	7,582,313	JPMorgan Chase Bank N.A.	9/30/16	(19,301)
Total						$(112,120)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EURO STOXX Banks[1]	Call	8/19/16	EUR	97.50	135	$8,678
EURO STOXX Banks[1]	Call	8/19/16	EUR	100.00	135	5,660
S&P 500 Index[1]	Call	8/19/16	USD	2,225.00	26	4,615
S&P 500 Index[1]	Call	8/19/16	USD	2,160.00	6	16,290
EURO STOXX 50[1]	Call	9/16/16	EUR	2,925.00	84	112,601
EURO STOXX 50 Index[1]	Call	12/15/17	EUR	4,000.00	11	1,574
S&P 500 Index[1]	Put	8/19/16	USD	2,160.00	6	8,550
EURO STOXX 50[1]	Put	9/16/16	EUR	2,925.00	41	28,374
S&P 500 Index[1]	Put	9/16/16	USD	2,050.00	6	5,610

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Eurodollar 3-month	Put	12/16/16	USD	98.50	10	$438
Total						$192,390

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased
Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Morgan Stanley & Co. International PLC	8/01/16	JPY	115.00	USD	1,350	—	—
USD Currency	Call	Citibank N.A.	8/02/16	CHF	1.00	USD	805	—	—
CBOE Volatility Index	Call	Morgan Stanley & Co. International PLC	9/21/16	USD	23.00		—	40,800	$36,720
USD Currency	Call	Deutsche Bank AG	11/15/16	MXN	20.80		790	—	5,649
EUR Currency	Put	Citibank N.A.	8/10/16	CZK	25.75	EUR	145	—	—
EUR Currency	Put	Citibank N.A.	8/10/16	CZK	25.75	EUR	35	—	—
SPDR Gold Shares	Put	Citibank N.A.	8/19/16	USD	124.00		—	8,100	2,389
Total									$44,758

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased
Description[1]	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
20-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.45%	Pay	6-month LIBOR	4/20/17	JPY	130,000	$28,812

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

Exchange-Traded Options Written

Description[1]	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EURO STOXX 50	Call	9/16/16	EUR	3,050.00	84	$(47,144)
S&P 500 Index	Call	9/16/16	USD	1,900.00	15	(411,900)
S&P 500 Index	Put	8/19/16	USD	1,850.00	5	(150)
EURO STOXX 50	Put	9/16/16	EUR	2,800.00	41	(14,577)
S&P 500 Index	Put	9/16/16	USD	1,975.00	6	(2,880)
Total						$(476,651)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

OTC Options Written
Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price	Notional Amount (000)		Contracts	Value
USD Currency	Call	Morgan Stanley & Co. International PLC	8/01/16	JPY 120.00	USD	1,350	—	—
USD Currency	Call	Citibank N.A.	8/02/16	CHF 1.02	USD	805	—	—
CBOE Volatility Index	Call	Morgan Stanley & Co. International PLC	9/21/16	USD 17.00		—	20,400	$(38,760)
Total								$(38,760)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.99%[1]	6-Month JPY LIBOR	1/19/36	JPY	4,000	$(5,532)
0.97%[1]	6-Month JPY LIBOR	1/21/36	JPY	4,000	(5,417)
0.85%[2]	6-Month JPY LIBOR	2/02/36	JPY	7,985	9,220
Total					$(1,729)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	23	$ 542	$ 524	$ 18
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	23	542	566	(24)
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	23	542	566	(24)
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	23	542	577	(35)
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	23	542	577	(35)
United Mexican States	1.00%	Barclays Bank PLC	6/20/21	USD	15	354	349	5
Total						$3,064	$3,159	$(95)

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
Glencore International AG	1.00%	Barclays Bank PLC	9/20/20	BBB	EUR	30	$(2,129)	$(2,405)	$276

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.70%[1,2]	1-day MIBOR	Bank of America N.A.	N/A	6/03/21	INR	64,797	$12,398	$ 2	$12,396
6.48%[1,2]	1-day MIBOR	Goldman Sachs International	N/A	6/03/21	INR	36,946	2,186	(3)	2,189
6.44%[1,2]	1-day MIBOR	Goldman Sachs International	N/A	6/03/21	INR	26,754	847	(1)	848
2.58%[3]	6-Month WIBOR	Goldman Sachs International	12/21/16[4]	12/21/26	PLN	110	(784)	—	(784)
Total							$14,647	$(2)	$14,649

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Forward swap.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

OTC Total Return Swaps

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citi Emerging Lifestyle Trends Series 3 Basket Index[2]	6-month LIBOR plus 0.22%[3]	Citibank N.A.	9/02/16	1,025	$156,120	—	$156,120
Citi Emerging Lifestyle Trends Series 3 Basket Index[2]	6-month LIBOR plus 0.22%[3]	Citibank N.A.	9/02/16	913	86,086	—	86,086
Euro Bund Future September 2016	EUR 1,299,911[4]	Bank of America N.A.	9/06/16	8	(47,592)	—	(47,592)
Silver Future September 2016	USD 300,600[4]	Citibank N.A.	9/28/16	3	4,605	—	4,605
DB Global Industrials Basket Performance Index[2]	3-month LIBOR minus 0.26%[5]	Deutsche Bank AG	10/17/16	580	(61,664)	—	(61,664)
DB Global Industrials Basket Performance Index[2]	3-month LIBOR minus 0.26%[5]	Deutsche Bank AG	10/17/16	226	(21,267)	—	(21,267)
DB Global Industrials Basket Performance Index[2]	3-month LIBOR minus 0.26%[5]	Deutsche Bank AG	10/17/16	148	(12,254)	—	(12,254)
DB Global Industrials Basket Performance Index[2]	3-month LIBOR minus 0.32%[5]	Deutsche Bank AG	10/17/16	79	(6,483)	—	(6,483)
DB Global Industries Basket Performance Index[2]	3-month LIBOR minus 0.32%[5]	Deutsche Bank AG	10/17/16	275	(24,865)	—	(24,865)
JPM Oil Beneficiaries Basket[2]	3-month LIBOR plus 0.22%[5]	JPMorgan Chase Bank N.A.	2/01/17	9,038	38,276	—	38,276
JPM Oil Beneficiaries Basket[2]	3-month LIBOR plus 0.22%[5]	JPMorgan Chase Bank N.A.	2/01/17	4,818	(24,646)	—	(24,646)
JPM Oil Beneficiaries Basket[2]	3-month LIBOR plus 0.22%[5]	JPMorgan Chase Bank N.A.	2/01/17	3,230	(7,925)	—	(7,925)
JPM Oil Beneficiaries Basket[2]	3-Month LIBOR plus 0.22%[5]	JPMorgan Chase Bank N.A.	2/01/17	1,890	(1,575)	—	(1,575)
MLBX Commodity Volatility[2]	USD 445,912[4]	Bank of America N.A.	5/24/17	1,287	(31,787)	—	(31,787)
Goldman Sachs Volatility Carry Basket Index[2]	USD 399,899[4]	Goldman Sachs International	6/02/17	2,328	(72,380)	—	(72,380)
MLBX WUDD Commodity Carry Strategy Index[2]	USD 135,600[4]	Bank of America N.A.	6/07/17	77	1,585	—	1,585
MLBX WUDD Commodity Carry Strategy Index[2]	USD 133,429[4]	Bank of America N.A.	6/07/17	76	1,974	—	1,974
MLBX WUDE Commodity Carry Strategy Index[2]	USD 135,596[4]	Bank of America N.A.	6/07/17	88	3,142	—	3,142
MLBX WUDE Commodity Carry Strategy Index[2]	USD 134,313[4]	Bank of America N.A.	6/07/17	87	2,848	—	2,848
OP350SOHP Performance Shell Index[2]	USD 6,547[4]	BNP Paribas S.A.	1/19/18	1,393	6,547	—	6,547
ML Vortex Alpha Index[2]	USD 1,399,999[4]	Bank of America N.A.	9/17/18	7,326	23,808	—	23,808
ML Vortex Alpha Index[2]	USD 844,986[3]	Bank of America N.A.	9/17/18	4,497	28,593	—	28,593

See Notes to Financial Statements.

64	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate		Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ML Vortex Alpha Index[2]	USD 580,041	[4]	Bank of America N.A.	9/17/18	3,175	$36,460	—	$36,460
Total						$77,606	—	$77,606

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

[2]	Represents a custom basket swap that contains stocks and/or derivatives.

[3]	Fund pays the floating rate and receives the total return of the reference entity. Net payment made at termination.

[4]	Fund pays the fixed amount and receives the total return of the reference entity. Net payment made at termination.

[5]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

      OTC Total Return — Variance Swaps

Index[1]	Variance Strike Price[2]	Counterparty	Expiration Date	Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Index	21.40%	Société Générale	12/08/16	KRW	562		$(126,106)	—	$(126,106)
S&P 500 Index	22.25%	Société Générale	12/16/16	USD	—	[3]	122,289	—	122,289
Total							$(3,817)	—	$ (3,817)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

[2]	At expiration, the Fund pays or receives the difference between the realized variance and predefined variance strike price multiplied by the notional amount.

[3]	Amount is less than USD 500.

      OTC Total Return — Volatility Swaps

Reference Entity[1]	Volatility Strike Price	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
EUR Currency	10.15%[2]	Bank of America N.A.	4/19/17	USD	1	$(1,019)	—	$(1,019)
GBP Currency	12.50%[3]	Bank of America N.A.	4/19/17	USD	1	(1,283)	—	(1,283)
EUR Currency	10.10%[2]	Citibank N.A.	5/18/17	USD	1	(858)	—	(858)
GBP Currency	11.11%[3]	Citibank N.A.	5/18/17	USD	1	(2,310)	—	(2,310)
Total						$(5,470)	—	$(5,470)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.

[2]	At expiration, the Fund receives the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

[3]	At expiration, the Fund pays the difference between the realized volatility and predefined volatility strike price multiplied by the notional amount.

Transactions in Options Written for the Year Ended July 31, 2016

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	GBP	USD	Premiums Received
Outstanding options, beginning of year	5,345	—	—	$123,362	174	—	—	$160,028
Options written	56,434	4,160	5,765	1,222,614	565	3,400	97,650	644,207
Options expired.	(14,747)	—	(3,610)	(128,839)	(206)	(3,400)	—	(250,428)
Options closed	(26,533)	(4,160)	—	(746,271)	(481)	—	(97,650)	(494,498)

Outstanding options, end of year	20,499	—	2,155	$470,866	52	—	—	$59,309

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Derivative Financial Instruments Categorized by Risk Exposure

      As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$21,953	—	$174,551	—	$32,840	—	$229,344
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$351,665	—	—	351,665
Options purchased	Investments at value — unaffiliated[2]	2,389	—	228,672	5,649	29,250	—	265,960
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	14,154	$3,458	498,179	—	15,435	—	531,226
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	9,220	—	9,220

Total		$38,496	$3,458	$901,402	$357,314	$86,745	—	$1,387,415

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$239,973	—	$44,058	—	$284,031
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$463,785	—	—	463,785
Options written	Options written at value	—	—	515,411	—	—	—	515,411
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$31,787	$2,523	359,165	5,470	48,380	—	447,325
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	10,949	—	10,949

Total		$31,787	$2,523	$1,114,549	$469,255	$103,387	—	$1,721,501

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

      For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$21,056	—	$(1,223,105)	—	$(104,937)	—	$(1,306,986)
Forward foreign currency transactions	—	—	—	$25,574	—	—	25,574
Options purchased[1]	73,025	—	(599,091)	(31,287)	(40,815)	$(34,610)	(632,778)
Options written	(29,590)	—	181,367	5,803	36,898	—	194,478
Swaps	(14,949)	$5,107	(656,982)	—	(353,376)	—	(1,020,200)

Total	$49,542	$5,107	$(2,297,811)	$90	$(462,230)	$(34,610)	$(2,739,912)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$21,953	—	$(57,994)	—	$(13,406)	—	$(49,447)
Forward foreign currency translations	—	—	—	$(438,776)	—	—	(438,776)
Options purchased[2]	3,729	—	73,310	(23,517)	(18,679)	$15,915	50,758
Options written	(10,450)	—	(158,414)	6,787	—	—	(162,077)
Swaps	(18,179)	$(434)	(109,839)	(5,470)	29,184	—	(104,738)

Total	$(2,947)	$(434)	$(252,937)	$(460,976)	$(2,901)	$15,915	$(704,280)

[1]	Options purchased are included in the net realized gain (loss) from investments.

[2]	Options purchased are included in the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$8,330,694
Average notional value of contracts - short	$11,416,117
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$28,103,341
Average amounts sold - in USD	$13,252,450
Options:
Average value of option contracts purchased	$303,138
Average value of option contracts written	$393,013
Average notional value of swaption contracts purchased	$3,246,822
Average notional value of swaption contracts written	$2,622,853
Credit default swaps:
Average notional value - buy protection	$50,500
Average notional value - sell protection	$45,845
Interest rate swaps:
Average notional value - pays fixed rate	$256,254
Average notional value - receives fixed rate	$676,888
Total return swaps:
Average notional value	$16,994,511

      For more information about the Fund’s investment risks regarding derivative financial instruments, please refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

      The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$52,029		$23,031
Forward foreign currency exchange contracts	351,665		463,785
Options	265,960	[1]	515,411
Swaps - Centrally cleared	—		47
Swaps - OTC[2]	531,226		447,325

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,200,880		$1,449,599
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(244,419)		(499,729)

Total derivative assets and liabilities subject to an MNA	$956,461		$949,870

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$110,808	$ (81,681)	—	—	$ 29,127
Barclays Bank PLC	12,744	(12,744)	—	—	—
BNP Paribas S.A.	6,876	(370)	—	—	6,506
Citibank N.A.	257,615	(3,173)	—	$(120,000)	134,442
Credit Suisse International	1,691	—	—	—	1,691
Deutsche Bank AG	19,291	(19,291)	—	—	—
Goldman Sachs International	3,075	(3,075)	—	—	—
HSBC Bank PLC	5,225	(5,225)	—	—	—
JPMorgan Chase Bank N.A.	341,573	(296,728)	—	—	44,845
Morgan Stanley & Co. International PLC	40,035	(40,035)	—	—	—
Royal Bank of Scotland PLC	1,066	(1,066)	—	—	—
Société Générale	122,289	(122,289)	—	—	—
UBS AG	34,173	(34,173)	—	—	—
Total	$956,461	$(619,850)	—	$(120,000)	$216,611

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 81,681	$ (81,681)	—	—	—
Barclays Bank PLC	38,073	(12,744)	—	—	$ 25,329
BNP Paribas S.A.	370	(370)	—	—	—
Citibank N.A.	3,173	(3,173)	—	—	—
Deutsche Bank AG	157,461	(19,291)	—	—	138,170
Goldman Sachs International	75,084	(3,075)	—	—	72,009
HSBC Bank PLC	12,276	(5,225)	—	—	7,051
JPMorgan Chase Bank N.A.	296,728	(296,728)	—	—	—
Morgan Stanley & Co. International PLC	103,938	(40,035)	—	—	63,903
Royal Bank of Scotland PLC	3,953	(1,066)	—	—	2,887
Société Générale	126,106	(122,289)	—	—	3,817
Standard Chartered Bank	3,824	—	—	—	3,824
UBS AG	47,203	(34,173)	—	—	13,030
Total	$949,870	$(619,850)	—	—	$330,020

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Macro Themes Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$4,487,232	—	—	$4,487,232
Corporate Bonds	—	$8,919,324	—	8,919,324
Foreign Agency Obligations	—	215,320	—	215,320
Foreign Government Obligations	—	3,326,656	—	3,326,656
U.S. Treasury Obligations	—	2,141,223	—	2,141,223
Short-Term Securities:
Money Market Funds	2,682,909	—	—	2,682,909
Options Purchased:
Commodity contracts	—	2,389	—	2,389
Equity contracts	191,952	36,720	—	228,672
Foreign currency exchange contracts	—	5,649	—	5,649
Interest rate contracts	438	28,812	—	29,250

Total	$7,362,531	$14,676,093	—	$22,038,624

Derivative Financial Instruments[1]
Assets:
Commodity contracts	$21,953	$14,154	—	$36,107
Credit contracts	—	299	—	299
Equity contracts	174,551	498,179	—	672,730
Foreign currency exchange contracts	—	351,665	—	351,665
Interest rate contracts	32,840	24,653	—	57,493
Liabilities:
Commodity contracts	—	(31,787)	—	(31,787)
Credit contracts	—	(118)	—	(118)
Equity contracts	(716,624)	(397,925)	—	(1,114,549)
Foreign currency exchange contracts	—	(469,255)	—	(469,255)
Interest rate contracts	(44,058)	(59,325)	—	(103,383)

Total	$(531,338)	$ (69,460)	—	$(600,798)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,907	—	—	$1,907
Cash pledged:
Collateral — options written	4,180,090	—	—	4,180,090
Futures contracts	397,700	—	—	397,700
Centrally cleared swaps	1,000	—	—	1,000
Foreign currency at value	204,510	—	—	204,510
Liabilities:
Cash received as collateral for OTC derivatives	—	$(120,000)	—	(120,000)

Total	$4,785,207	$(120,000)	—	$4,665,207

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	69

Statements of Assets and Liabilities

July 31, 2016	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Assets
Investments at value — unaffiliated[2,3]	$132,255,590	$4,936,679,451	$19,355,715
Investments at value — affiliated[4]	2,734,151	15,672,026	2,682,909
Cash	2,256,411	132,002,148	1,907
Cash pledged:
Collateral — borrowed bond agreements	—	881,000	—
Collateral — options written	—	—	4,180,090
Collateral — OTC derivatives	—	14,900,000	—
Futures contracts	—	11,517,880	397,700
Centrally cleared swaps	—	11,303,760	1,000
Foreign currency at value[5]	—	10,676,201	204,510
Receivables:
Investments sold	210,071	191,383,764	391,917
Securities lending income — affiliated	3,801	—	—
Swaps	—	214,622	—
Capital shares sold	345,218	6,632,566	—
Dividends — affiliated	735	20,700	821
Dividends — unaffiliated	128,332	82,640	3,114
Interest	62,094	35,002,536	131,980
From the Manager	17,598	—	29,861
Options written	—	55,602	—
Variation margin on futures contracts	—	800,335	52,029
Swap premiums paid	—	29,741,350	3,161
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	8,528,124	351,665
OTC swaps	—	8,061,776	528,065
Deferred offering costs	—	49,431	—
Prepaid expenses	10,116	81,490	9,823

Total assets	138,024,117	5,414,287,402	28,326,267

Liabilities
Investments sold short at value — affiliated[6]	—	45,694,350	—
Investments sold short at value — unaffiliated[7]	—	64,403,776	—
Foreign bank overdraft[8]	7,799	—	—
Cash received:
Collateral — borrowed bond agreements	—	19,811	—
Collateral — OTC derivatives	—	6,130,000	120,000
Borrowed bonds at value[9]	—	913,458,429	—
Collateral on securities loaned at value	1,036,738	—	—
Options written at value[10]	—	2,062,281	515,411
Reverse repurchase agreements	—	14,555,182	—
Payables:
Investments purchased — unaffiliated	108,109	226,891,558	164,837
Swaps	—	1,671,803	—
Administration fees	4,917	189,248	256
Capital shares redeemed	169,429	20,898,825	—
Custodian	8,413	143,807	4,463
Dividends on short sales — unaffiliated	—	61,350	—
Interest expense	—	9,425,835	—
Investment advisory fees	77,865	3,254,350	392
Offering costs	—	74,169	50,160
Officer’s and Trustees’ fees	4,012	19,142	2,103
Other accrued expenses	32,100	456,306	36,093
Other affiliates	604	64,479	—
Professional fees	65,100	163,302	81,303
Service and distribution fees	9,741	307,285	42
Transfer agent fees	21,865	1,148,729	323
Variation margin on futures contracts	—	2,141,250	23,031
Variation margin on centrally cleared swaps	—	2,341,231	47
Swap premiums received	—	25,187,665	2,409
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	11,779,184	463,785
OTC swaps	—	18,438,973	444,916

Total liabilities	1,546,692	1,370,982,320	1,909,571

Net Assets	$136,477,425	$4,043,305,082	$26,416,696

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$109,603,105	$5,007,617,743	$19,215,102
[3] Securities loaned at value	$960,435	—	—
[4] Investments at cost — affiliated	$2,734,151	$15,672,026	$2,682,909
[5] Foreign currency at cost	—	$10,534,673	$200,115
[6] Proceeds received from investments sold short at value — affiliated	—	$44,494,109	—
[7] Proceeds received from investments sold short at value — unaffiliated	—	$62,692,328	—
[8] Foreign bank overdraft at cost	$7,366	—	—
[9] Proceeds received from borrowed bonds	—	$869,570,752	—
[10] Premiums received	—	$2,335,033	$530,175

See Notes to Financial Statements.

70	BLACKROCK FUNDS	JULY 31, 2016

Statements of Assets and Liabilities (concluded)

July 31, 2016	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Net Assets Consist of
Paid-in capital	$297,099,200	$4,527,908,976	$27,706,672
Undistributed (distributions in excess of) net investment income	(117,011)	(69,847,617)	(653,743)
Accumulated net realized loss	(183,156,054)	(259,812,009)	(709,786)
Net unrealized appreciation (depreciation)	22,651,290	(154,944,268)	73,553

Net Assets	$136,477,425	$4,043,305,082	$26,416,696

Net Asset Value
Institutional
Net assets	$107,020,860	$3,378,150,538	$26,274,833

Shares outstanding[2]	14,542,487	340,925,839	2,995,718

Net asset value	$7.36	$9.91	$8.77

Investor A
Net assets	$23,652,470	$422,078,644	$120,046

Shares outstanding[2]	3,242,808	42,706,903	13,736

Net asset value	$7.29	$9.88	$8.74

Investor C
Net assets	$5,804,095	$215,363,580	$21,817

Shares outstanding[2]	824,794	22,076,872	2,500

Net asset value	$7.04	$9.76	$8.73

Class K
Net assets	—	$27,712,320	—

Shares outstanding[2]	—	2,794,450	—

Net asset value	—	$9.92	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	71

Statements of Operations

Year Ended July 31, 2016	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Investment Income
Dividends — unaffiliated	$2,118,133	$15,829,128	$38,016
Dividends — affiliated	5,804	950,947	13,657
Interest — unaffiliated	269,550	230,245,274	189,356
Interest — affiliated	—	11,903	—
Securities lending — affiliated — net	58,719	—	118
Foreign taxes withheld	(128,421)	(23,876)	(1,181)

Total income	2,323,785	247,013,376	239,966

Expenses
Investment advisory	2,030,746	46,081,726	235,837
Professional	115,765	291,318	114,114
Transfer agent — class specific	91,274	5,334,449	533
Service and distribution — class specific	88,311	4,543,148	455
Administration	76,633	1,876,241	11,792
Accounting services	51,899	1,082,296	12,414
Registration	50,372	276,310	32,726
Printing	38,598	152,762	39,860
Administration — class specific	36,052	781,532	5,548
Custodian	16,537	438,467	21,225
Officer and Trustees	13,424	148,835	8,657
Offering	—	24,985	81,376
Miscellaneous	54,148	481,676	27,311
Recoupment of past waived fees — class specific	—	4,992	—

Total expenses excluding interest and dividend expense	2,663,759	61,518,737	591,848
Interest expense	—	46,816,448	—
Dividend expense — affiliated	—	2,904,480	—
Dividend expense — unaffiliated	—	984,843	—

Total expenses	2,663,759	112,224,508	591,848
Less:
Fees waived by the Manager	(242,310)	(266,779)	(197,836)
Administration fees waived	—	—	(5,073)
Administration fees waived — class specific	(8,542)	—	(3,875)
Transfer agent fees waived — class specific	(1,695)	—	(105)
Transfer agent fees reimbursed — class specific	(61,673)	—	(206)
Expenses reimbursed by the Manager	—	—	(51,250)

Total expenses after fees waived and/or reimbursed	2,349,539	111,957,729	333,503

Net investment income (loss)	(25,754)	135,055,647	(93,537)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(68,478,672)	(301,078,796)	(1,279,757)
Investments — affiliated	—	(203,210)	17,742
Capital gain distributions received from affiliated investment companies	62	25,723	198
Options written	—	1,010,594	194,478
Futures contracts	—	(37,427,788)	(1,306,986)
Swaps	—	13,383,580	(1,020,200)
Foreign currency transactions	(146,558)	27,349,427	29,277
Short sales — unaffiliated	—	7,523,990	—
Short sales — affiliated	—	(1,810,549)	—
Borrowed bonds	—	(36,733,376)	—

	(68,625,168)	(327,960,405)	(3,365,248)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	64,078,414	226,379,270	1,501,148
Options written	—	(1,365,625)	(162,077)
Futures contracts	—	(16,620,978)	(49,447)
Swaps	—	(17,802,002)	(104,738)
Foreign currency translations	2,033	(5,840,493)	(357,787)
Unfunded loan commitments	—	16,864	—
Short sales — unaffiliated	—	(3,630,120)	—
Short sales — affiliated	—	(1,449,484)	—
Borrowed bonds	—	(65,481,159)	—

	64,080,447	114,206,273	827,099

Net realized and unrealized loss	(4,544,721)	(213,754,132)	(2,538,149)

Net Decrease in Net Assets Resulting from Operations	$(4,570,475)	$(78,698,485)	$(2,631,686)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income (loss)	$(25,754)	$(100,867)	$135,055,647	$157,310,075
Net realized gain (loss)	(68,625,168)	(82,373,021)	(327,960,405)	212,452,698
Net change in unrealized appreciation (depreciation)	64,080,447	(58,093,131)	114,206,273	(375,824,275)

Net decrease in net assets resulting from operations	(4,570,475)	(140,567,019)	(78,698,485)	(6,061,502)

Distributions to Shareholders[2]
From net investment income:
Institutional	—	(89,086)	(221,093,317)	(154,488,941)
Investor A	—	—	(33,094,847)	(35,435,750)
Investor C	—	—	(12,441,201)	(10,075,168)
From net realized gain:
Institutional	—	—	—	(55,897,505)
Investor A	—	—	—	(13,695,239)
Investor C	—	—	—	(4,396,026)

Decrease in net assets resulting from distributions to shareholders	—	(89,086)	(266,629,365)	(273,988,629)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(223,850,993)	61,203,635	(1,491,855,673)	(428,498,179)

Net Assets
Total decrease in net assets	(228,421,468)	(79,452,470)	(1,837,183,523)	(708,548,310)
Beginning of year	364,898,893	444,351,363	5,880,488,605	6,589,036,915

End of year	$136,477,425	$364,898,893	$4,043,305,082	$5,880,488,605

Undistributed (distributions in excess of) net investment income, at end of year	$(117,011)	$(392,798)	$(69,847,617)	$261,538,627

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	73

Statements of Changes in Net Assets (concluded)

	BlackRock Macro Themes Fund[1]
Increase (Decrease) in Net Assets:	Year Ended July 31, 2016	Period December 4, 2014[2] to July 31, 2015

Operations
Net investment income (loss)	$(93,537)	$79,941
Net realized gain (loss)	(3,365,248)	736,978
Net change in unrealized appreciation (depreciation)	827,099	(753,546)

Net increase (decrease) in net assets resulting from operations	(2,631,686)	63,373

Distributions to Shareholders[3]
From net investment income:
Institutional	(1,089,851)	(39,974)
Investor A	(4,492)	(26)
Investor C	(660)	(2)

Decrease in net assets resulting from distributions to shareholders	(1,095,003)	(40,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	102,054	30,017,960

Net Assets
Total increase (decrease) in net assets	(3,624,635)	30,041,331
Beginning of period	30,041,331	—

End of period	$26,416,696	$30,041,331

Undistributed (distributions in excess of) net investment income, at end of period	$(653,743)	$922,276

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Statement of Cash Flows

Year Ended July 31, 2016	BlackRock Commodity Strategies Fund

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(4,570,475)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	287,230,567
Purchases of long term investments	(169,010,692)
Net proceeds from sales of short-term securities	88,998,863
Net realized gain from investments and foreign currency translations	68,478,610
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(64,080,880)
(Increase) decrease in assets:
Receivables:
Securities lending income — affiliated	6,466
Dividends — affiliated	(382)
Dividends — unaffiliated	55,341
From the Manager	(10,768)
Interest	27,001
Prepaid expenses	3,039
Increase (decrease) in liabilities:
Collateral on securities loaned at value	(1,203,058)
Payables:
Administration fees	(14,347)
Custodian	(1,025)
Investment advisory fees	(254,767)
Officer’s and Trustees’ fees	978
Other accrued expenses	16,743
Other affiliates	(96)
Printing fees	(8,052)
Professional fees	10,350
Service and distribution fees	2,261
Transfer agent fees	(5,031)

Cash provided by operating activities	205,670,646

Cash Used for Financing Activities
Payments on redemption of capital shares	(297,951,808)
Proceeds from issuance of capital shares	89,233,648
Increase in bank overdraft	7,799

Cash used for financing activities	(208,710,361)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(334)

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	(3,040,049)
Cash and foreign currency at beginning of year	5,296,460

Cash and foreign currency at end of year	$2,256,411

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	75

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional
	Year Ended July 31,				Period October 3, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$6.98	$9.89	$9.17	$9.93	$ 10.00

Net investment income (loss)[2]	0.00 [3]	0.00 [3]	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.38	(2.91)	0.74	(0.73)	0.22

Net increase (decrease) from investment operations	0.38	(2.91)	0.72	(0.76)	0.21

Distributions:[4]
From net investment income	—	(0.00)[5]	—	(0.00)[5]	(0.01)
From net realized gain	—	—	—	—	(0.27)

Total distributions	—	(0.00)[5]	—	(0.00)[5]	(0.28)

Net asset value, end of period	$7.36	$6.98	$9.89	$9.17	$ 9.93

Total Return[6]
Based on net asset value	5.44%	(29.41)%	7.85%	(7.63)%	2.00%[7]

Ratios to Average Net Assets
Total expenses[8]	1.39%	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses excluding recoupment of past waived and/or reimbursed fees[8]	1.39%	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses after fees waived and/or reimbursed[8]	1.26%	1.28%	1.29%	1.29%	1.30%[9]

Net investment income (loss)[8]	0.05%	0.00%[11]	(0.22)%	(0.24)%	(0.08)%[9]

Supplemental Data
Net assets, end of period (000)	$107,021	$348,529	$413,506	$378,747	$62,974

Portfolio turnover rate	132%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period October 3, 2011[1] to July 31, 2012
	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.01%	—

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.89%.

[11]	Amount is less than 0.005%.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Financial Highlights (continued)	BlackRock Commodity Strategies Fund

	Investor A
	Year Ended July 31,				Period October 3, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$6.94	$9.85	$9.15	$9.93	$ 10.00

Net investment loss[2]	(0.02)	(0.02)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.37	(2.89)	0.74	(0.74)	0.22

Net increase (decrease) from investment operations	0.35	(2.91)	0.70	(0.78)	0.20

Distributions:[3]
From net investment income	—	—	—	—	(0.00)[4]
From net realized gain	—	—	—	—	(0.27)

Total distributions	—	—	—	—	(0.27)

Net asset value, end of period	$7.29	$6.94	$9.85	$9.15	$ 9.93

Total Return[5]
Based on net asset value	5.04%	(29.54)%	7.65%	(7.86)%	1.97%[6]

Ratios to Average Net Assets
Total expenses[7]	1.97%	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.97%	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.45%	1.50%	1.50%	1.50%	1.50%[8]

Net investment loss[7]	(0.33)%	(0.23)%	(0.43)%	(0.39)%	(0.26)%[8]

Supplemental Data
Net assets, end of period (000)	$23,652	$11,308	$21,402	$17,399	$15,274

Portfolio turnover rate	132%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period October 3, 2011[1] to July 31, 2012
	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.01%	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	77

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Year Ended July 31,				Period October 3, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$6.74	$9.64	$9.02	$9.87	$10.00

Net investment loss[2]	(0.07)	(0.08)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	0.37	(2.82)	0.73	(0.74)	0.22

Net increase (decrease) from investment operations	0.30	(2.90)	0.62	(0.85)	0.14

Distributions from net realized gain[3]	—	—	—	—	(0.27)

Net asset value, end of period	$7.04	$6.74	$9.64	$9.02	$9.87

Total Return[4]
Based on net asset value	4.45%	(30.08)%	6.87%	(8.61)%	1.29%[5]

Ratios to Average Net Assets
Total expenses[6]	2.68%	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.68%	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.21%	2.25%	2.25%	2.25%	2.24%[7]

Net investment loss[6]	(1.03)%	(0.99)%	(1.17)%	(1.14)%	(0.97)%[7]

Supplemental Data
Net assets, end of period (000)	$5,804	$5,062	$9,443	$10,332	$8,651

Portfolio turnover rate	132%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period October 3, 2011[1] to July 31, 2012
	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.05%	0.01%	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.85%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS	JULY 31, 2016

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional
	Year Ended July 31,				Period September 30, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.95	$10.63	$10.32	$10.00

Net investment income[2]	0.27	0.28	0.20	0.15	0.06
Net realized and unrealized gain (loss)	(0.37)	(0.26)	0.26	0.41	0.30

Net increase (decrease) from investment operations	(0.10)	0.02	0.46	0.56	0.36

Distributions:[3]
From net investment income	(0.50)	(0.34)	(0.14)	(0.13)	(0.03)
From net realized gain	—	(0.12)	—	(0.11)	(0.01)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.50)	(0.46)	(0.14)	(0.25)	(0.04)

Net asset value, end of period	$9.91	$10.51	$10.95	$10.63	$10.32

Total Return[4]
Based on net asset value	(0.92)%	0.20%	4.36%	5.45%	3.55%[5]

Ratios to Average Net Assets
Total expenses[6]	2.08%	1.73%	1.61%	1.56%	1.73%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.08%	1.73%	1.61%	1.54%	1.73%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.07%	1.72%	1.59%	1.53%	1.46%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.09%	1.07%	1.03%	1.18%	1.20%[7]

Net investment income[6]	2.69%	2.63%	1.83%	1.38%	0.70%[7]

Supplemental Data
Net assets, end of period (000)	$3,378,151	$4,505,530	$4,623,194	$1,335,924	$133,444

Portfolio turnover rate	253%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period September 30, 2011[1] to July 31, 2012
	2016	2015	2014	2013
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.

BLACKROCK FUNDS	JULY 31, 2016	79

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor A
	Year Ended July 31,				Period September 30, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.93	$10.61	$10.30	$ 10.00

Net investment income[2]	0.24	0.25	0.16	0.12	0.06
Net realized and unrealized gain (loss)	(0.36)	(0.27)	0.27	0.42	0.28

Net increase (decrease) from investment operations	(0.12)	(0.02)	0.43	0.54	0.34

Distributions:[3]
From net investment income	(0.48)	(0.31)	(0.11)	(0.11)	(0.03)
From net realized gain	—	(0.12)	—	(0.11)	(0.01)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.43)	(0.11)	(0.23)	(0.04)

Net asset value, end of period	$9.88	$10.48	$10.93	$10.61	$ 10.30

Total Return[4]
Based on net asset value	(1.15)%	(0.10)%	4.09%	5.23%	3.32%[5]

Ratios to Average Net Assets
Total expenses[6]	2.29%	1.98%	1.91%	1.79%	1.93%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.29%	1.98%	1.91%	1.77%	1.93%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.29%	1.98%	1.89%	1.75%	1.66%[8]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.34%	1.33%	1.32%	1.40%	1.39%[8]

Net investment income[6]	2.41%	2.36%	1.48%	1.11%	0.67%[8]

Supplemental Data
Net assets, end of period (000)	$422,079	$1,032,811	$1,575,812	$910,247	$71,053

Portfolio turnover rate	253%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period September 30, 2011[1] to July 31, 2012
	2016	2015	2014	2013
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.93%.

[8]	Annualized.

See Notes to Financial Statements.

80	BLACKROCK FUNDS	JULY 31, 2016

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor C
	Year Ended July 31,				Period September 30, 2011[1] to
	2016	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.38	$10.87	$10.56	$10.26	$ 10.00

Net investment income (loss)[2]	0.17	0.17	0.08	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.36)	(0.26)	0.27	0.41	0.29

Net increase (decrease) from investment operations	(0.19)	(0.09)	0.35	0.45	0.28

Distributions:[3]
From net investment income	(0.43)	(0.28)	(0.04)	(0.03)	(0.01)
From net realized gain	—	(0.12)	—	(0.11)	(0.01)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.43)	(0.40)	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$9.76	$10.38	$10.87	$10.56	$ 10.26

Total Return[4]
Based on net asset value	(1.85)%	(0.82)%	3.31%	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses[6]	3.06%	2.72%	2.63%	2.50%	2.66%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	3.06%	2.72%	2.63%	2.48%	2.66%[7,8]

Total expenses after fees waived and/or reimbursed[6]	3.06%	2.72%	2.62%	2.47%	2.40%[8]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	2.09%	2.07%	2.05%	2.12%	2.14%[8]

Net investment income (loss)[6]	1.69%	1.64%	0.76%	0.39%	(0.16)%[8]

Supplemental Data
Net assets, end of period (000)	$215,364	$342,148	$390,031	$156,619	$13,132

Portfolio turnover rate	253%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period September 30, 2011[1] to
	2016	2015	2014	2013	July 31, 2012
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	81

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

Class K
Period March 28, 2016[1] to July 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.70

Net investment income[2]	0.11
Net realized and unrealized gain	0.11

Net increase from investment operations	0.22

Net asset value, end of period	$9.92

Total Return[3]
Based on net asset value	2.27%[4]

Ratios to Average Net Assets
Total expenses[5,6]	2.14%

Total expenses excluding recoupment of past waived and/or reimbursed fees[5,6]	2.14%

Total expenses after fees waived and/or reimbursed[5,6]	2.14%

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[5,6]	1.01%

Net investment income[5,6]	3.35%

Supplemental Data
Net assets, end of period (000)	$27,712

Portfolio turnover rate	253%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period March 28, 2016[1] to July 31, 2016
Investments in underlying funds	0.01%

[6]	Annualized.

See Notes to Financial Statements.

82	BLACKROCK FUNDS	JULY 31, 2016

Consolidated Financial Highlights	BlackRock Macro Themes Fund

	Institutional		Investor A		Investor C
	Year Ended July 31, 2016	Period December 4, 2014[1] to July 31, 2015	Year Ended July 31, 2016	Period December 4, 2014[1] to July 31, 2015	Year Ended July 31, 2016	Period December 4, 2014[1] to July 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00	$9.99	$10.00	$9.95	$10.00

Net investment income (loss)[2]	(0.03)	0.03	(0.07)	0.01	(0.12)	(0.04)
Net realized and unrealized loss	(0.85)	(0.01)	(0.82)	(0.01)	(0.84)	(0.01)

Net increase (decrease) from investment operations	(0.88)	0.02	(0.89)	—	(0.96)	(0.05)

Distributions from net investment income	(0.36)	(0.01)	(0.36)	(0.01)	(0.26)	(0.00)[3]

Net asset value, end of period	$8.77	$10.01	$8.74	$9.99	$8.73	$9.95

Total Returns[4]
Based on net asset value	(8.96)%	0.23%[5,6]	(9.15)%	0.00%[5,6]	(9.77)%	(0.49)%[5,6]

Ratios to Average Net Assets
Total expenses[7]	2.13%	2.72%[8,9]	2.53%	3.28%[8,9]	3.37%	4.02%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.20%	1.20%[8]	1.45%	1.45%[8]	2.20%	2.20%[8]

Net investment income (loss)[7]	(0.33)%	0.41%[8]	(0.81)%	0.16%[8]	(1.34)%	(0.59)%[8]

Supplemental Data
Net assets, end of period (000)	$26,275	$29,991	$120	$26	$22	$25

Portfolio turnover rate	136%	68%	136%	68%	136%	68%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

For financial reporting purposes, the market value of a variance swap was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on July 31, 2015.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31, 2016	Period December 4, 2014[1] to July 31, 2015
Investments in underlying funds	0.06%	0.10%

[8]	Annualized.

[9]

Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.87%, 3.44% and 4.18%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2016	83

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Commodity Strategies Fund	Commodity Strategies	Non-diversified
BlackRock Global Long/Short Credit Fund	Global Long/Short Credit	Diversified
BlackRock Macro Themes Fund	Macro Themes	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies and Macro Themes include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (“Cayman Commodity Strategies”) and BlackRock Cayman Macro Themes Fund, Ltd. (“Cayman Macro Themes”) (the “Subsidiaries”), respectively, which are wholly-owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. The net assets of Cayman Commodity Strategies at July 31, 2016 were $1 representing 0.0% of Commodity Strategies’ consolidated net assets. The net assets of Cayman Macro Themes at July 31, 2016 were $4,840,547 representing 18.3% of Macro Themes’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of Cayman Commodity Strategies and Cayman Macro Themes included in the consolidated financial statements:

	Cayman Commodity Strategies	Cayman Macro Themes
Consolidated Statements of Assets and Liabilities
Total assets	$1	$5,492,470
Total liabilities	—	651,923
Net assets	1	$4,840,547
Consolidated Statements of Operations
Net investment income	—	$151
Net realized gain (loss) from:
Investments — unaffiliated	$(559,741)	(274,805)
Futures contracts	—	(1,209,560)
Foreign currency transactions	—	6,407
Options written	—	194,478
Swaps	—	(1,017,897)
	(559,741)	(2,301,377)

84	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

	Cayman Commodity Strategies	Cayman Macro Themes
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated	$19,005	$51,722
Futures contracts	—	(36,041)
Foreign currency transactions	—	(223)
Options written	—	(162,077)
Swaps	—	(102,297)

	19,005	(248,916)

Net realized and unrealized loss	(540,736)	(2,550,293)

Net decrease in net assets resulting from operations	$(540,736)	$(2,550,142)
Consolidated Statements of Changes in Net Assets
Net investment income	—	$151
Net realized loss	$(559,741)	(2,301,377)
Net change in unrealized appreciation (depreciation)	19,005	(248,916)

Net decrease in net assets resulting from operations	$(540,736)	$(2,550,142)
Net increase (decrease) in net assets derived from capital share transactions	(1,439,269)	825,000

Net decrease in net assets	$(1,980,005)	$(1,725,142)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and consistent with each Fund’s investment policies.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

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Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. Fund maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may

86	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

BLACKROCK FUNDS	JULY 31, 2016	87

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Global Long/Short Credit may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, Global Long/Short Credit may subsequently have to reinvest the proceeds at lower interest rates. If Global Long/Short Credit has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Global Long/Short Credit may purchase certain mortgage pass-through securities. For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

88	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by; a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Commodity-Linked Notes: Commodity-linked notes seek to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, a Fund purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

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Notes to Financial Statements (continued)

Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Fund to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, a Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Global Long/Short Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from

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Notes to Financial Statements (continued)

the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended July 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Global Long/Short Credit were $10,035,492 and (0.84)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and the counterparties under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Bank PLC	$149,130,979	—	$(150,168,373)	$(1,037,394)	$1,037,394	—	$1,037,394	—
Barclays Capital, Inc.	73,261,293	—	(76,593,699)	(3,332,406)	3,332,406	—	3,332,406	—
BNP Paribas Securities Corp.	116,480,294	—	(119,893,025)	(3,412,731)	1,695,858	—	1,695,858	$ (1,716,873)
Citigroup Global Markets Limited	2,806,180	—	(2,687,518)	118,662	—	—	—	118,662
Citigroup Global Markets, Inc.	162,460,999	—	(165,050,052)	(2,589,053)	1,708,053	$881,000	2,589,053	—
Credit Suisse Securities (USA) LLC	91,562,391	—	(93,125,314)	(1,562,923)	1,562,923	—	1,562,923	—
Deutsche Bank Securities, Inc.	96,516,718	—	(79,400,791)	17,115,927	—	—	—	17,115,927 [5]
J.P. Morgan Securities LLC	54,908,145	—	(55,297,058)	(388,913)	—	—	—	(388,913)
J.P. Morgan Securities PLC	9,939,258	—	(9,497,829)	441,429	—	—	—	441,429
Merrill Lynch, Pierce, Fenner & Smith, Inc.	42,039,700	$(14,555,182)	(44,351,183)	(16,866,665)	16,783,467	—	16,783,467	(83,198)
RBC Capital Markets, LLC	120,997,047	—	(127,037,548)	(6,040,501)	6,040,501	—	6,040,501	—

Total	$920,103,004	$(14,555,182)	$(923,102,390)	$(17,554,568)	$32,160,602	$881,000	$33,041,602	$15,487,034

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $9,643,961 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value of $14,552,678 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[5]	Borrowed bond agreements with a value of $18,549,563 have been purchased and are pending settlement as of July 31, 2016.

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Notes to Financial Statements (continued)

When the Funds enter into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (each, an “MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Funds by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds obligation to repurchase the securities.

Short Sales (Borrowed Bonds): In short sale transactions, the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is a unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Funds sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Funds will be able to close out a short position at a particular time or at an acceptable price.

Short Sales (Investments Sold Short): In short sale transaction, the Funds sell a security it does not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Funds deliver the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds maintain a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. The Funds may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Funds are required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. The Funds may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Funds will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by a Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

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Securities lending transactions are entered into by the Funds under MSLAs which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Commodity Strategies’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Commodity Strategies
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$234,906	$(234,906)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	27,629	(27,629)	—
Morgan Stanley & Co. LLC	697,900	(697,900)	—

Total	$960,435	$(960,435)	—

[1]

Collateral with a value of $1,036,738 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally

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cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to exchange the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Funds receive payment from or make a payment to the counterparty.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Total return basket swaps — Certain Funds enter into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•

Interest rate and inflation rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

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Notes to Financial Statements (continued)

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•	Variance swap agreements — Certain Funds enter into variance swap agreements to gain or mitigate exposure to the underlying reference indexes.

Variance swaps involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying index. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying index and the strike price multiplied by the notional amount. As a receiver (or payor) of the realized price variance, a Fund would receive (or owe) the payoff amount when the realized price variance of the underlying index is greater than the strike price and would owe (or receive) the payoff amount when the variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services and administration. The Manager is responsible for the management of

96	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets based on the following annual rates:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.90%	0.95%	0.85%
$1 Billion - $3 Billion	0.85%	0.89%	0.80%
$3 Billion - $5 Billion	0.81%	0.86%	0.77%
$5 Billion - $6.5 Billion	0.78%	0.83%	0.74%
$6.5 Billion - $10 Billion	0.78%	0.80%	0.74%
Greater than $10 Billion	0.77%	0.76%	0.72%

Prior to June 15, 2016, the Funds paid the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.15%	0.95%	0.85%
$1 Billion - $3 Billion	1.08%	0.89%	0.80%
$3 Billion - $5 Billion	1.04%	0.86%	0.77%
$5 Billion - $10 Billion	1.00%	0.83%	0.74%
Greater than $10 Billion	0.98%	0.81%	0.72%

For Commodity Strategies and Macro Themes, the Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, Commodity Strategies and Macro Themes pay the Manager based on the Funds’ net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Global Long/Short Credit, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended July 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$38,548	$49,763	$88,311
Global Long/Short Credit	$1,726,130	$2,817,018	$4,543,148
Macro Themes	$226	$229	$455

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Notes to Financial Statements (continued)

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% for Commodity Strategies and Macro Themes and 0.015% for Global Long/Short Credit of the average daily net assets of each respective class.

For the year ended July 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$ 31,973	$ 3,084	$ 995	—	$36,052
Global Long/Short Credit	$632,511	$103,568	$42,255	$3,198	$781,532
Macro Themes	$ 5,526	$ 18	$ 4	—	$5,548

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2016, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Global Long/Short Credit	$328,805	$137	$38	—	$328,980

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds, Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$1,084	$1,108	$524	—	$2,716
Global Long/Short Credit	$8,808	$3,282	$3,471	—	$15,561
Macro Themes	$ 154	$36	$15	—	$205

For the year ended July 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Investor A	Investor C	Class K	Total
Commodity Strategies	$28,448	$49,253	$13,573	—	$91,274
Global Long/Short Credit	$4,352,226	$714,832	$267,391	—	$5,334,449
Macro Themes	$291	$185	$57	—	$533

Other Fees

For the year ended July 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$4,048
Global Long/Short Credit	$10,458
Macro Themes	$258

98	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

For the year ended July 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$ 2,130	$ 1,360
Global Long/Short Credit	$53,870	$48,231

Expense Limitations, Waivers and Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Commodity Strategies[1]	0.99%	1.24%	1.99%	—
Global Long/Short Credit	1.20%	1.40%	2.15%	1.15%
Macro Themes	1.20%	1.45%	2.20%	—

[1]	Prior to June 15, 2016, the expense limitations as a percentage of its average daily net assets for Institutional, Investor A and Investor C Shares were 1.30%, 1.50% and 2.25%, respectively.

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to December 1, 2016 (for Institutional, Investor A and Investor C Shares) and December 1, 2017 (for Class K Shares) unless approved by the Board, including a majority of the Independent Trustees, who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustee”) or by a vote of a majority of the outstanding voting securities of such Fund.

These amounts waived or reimbursed are included in fees waived by the Manager, expenses reimbursed by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2016, the Manager waived $238,674 and $196,062 of investment advisory fees for Commodity Strategies and Macro Themes, respectively, which is included in fees waived by Manager.

The Manager, with respect to each Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its management fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended July 31, 2016, the Manager waived $3,636, $266,779 and $1,774 for Commodity Strategies, Global Long/Short Credit and Macro Themes, respectively.

The Manager may have, at its discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are shown as administration fees waived in the Statements of Operations.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Commodity Strategies	$4,463	$3,084	$995	$8,542
Macro Themes	$3,853	$ 18	$ 4	$3,875

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Commodity Strategies	$62	$1,109	$524	$1,695
Macro Themes	$53	$ 36	$ 16	$ 105

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Commodity Strategies	$1,234	$47,579	$12,860	$61,673
Macro Themes	$ 26	$ 142	$ 38	$ 206

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and (2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated

BLACKROCK FUNDS	JULY 31, 2016	99

Notes to Financial Statements (continued)

by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2016, the Manager recouped waivers and/or reimbursements previously recorded of $4,992 for Global Long/Short Credit Investor A Shares. As of July 31, 2016, there are no remaining waivers and/or reimbursements eligible for recoupment for Global Long/Short Credit.

On July 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2017	2018
Commodity Strategies
Fund Level	$187,877	$238,674
Institutional	—	$5,759
Investor A	$43,817	$51,772
Investor C	$14,369	$14,379
Macro Themes
Fund Level	$225,228	$252,385
Institutional	$3,392	$3,933
Investor A	$53	$196
Investor C	$52	$57

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Funds retain a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Funds retain 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Funds, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2016, Commodity Strategies and Macro Themes paid BIM $14,474 and $29 for securities lending agent services, respectively.

Officers and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Other Transactions

During the year ended July 31, 2016, Global Long/Short Credit received reimbursements of $92,846 and $11,903 from an affiliate, which is included in interest — affiliated and net realized gain (loss) from investments — affiliated, respectively, in the Statements of Operations, relating to trade processing errors.

100	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

Global Long/Short Credit and Macro Themes may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Purchases	—	$61,150,869	—
Sales	$954,260	$68,879,276	$ 9,782
Net Realized Gain (Loss)	$28,698	$(9,045,780)	$(3,560)

7. Purchases and Sales:

For the year ending July 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$153,409,565	$7,229,777,051	$20,365,950
U.S. Government Securities	—	4,846,310,271	5,284,596

Total Purchases	$153,409,565	$12,076,087,322	$25,650,546

Sales	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$275,093,016	$9,150,104,621	$21,498,622
U.S. Government Securities	—	4,887,981,561	4,815,505

Total Sales	$275,093,016	$14,038,086,182	$26,314,127

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Commodity Strategies’ and Global Long/Short Credit’s U.S. federal tax returns remains open for each of the four years ended July 31, 2016 and the period ended July 31, 2012. The statute of limitations on Macro Themes’ U.S. federal tax return remains open for the year ended July 31, 2016 and the period ended July 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investments, the sale of stock of passive foreign investment companies, the characterization of income (losses) from a wholly-owned foreign subsidiary, foreign currency transactions, non-deductible expenses, the characterization of expenses, and dividends recognized for tax purposes were reclassified to the following accounts:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Paid-in capital	$(563,698)	—	$(2,289,518)
Undistributed (distributions in excess of) net investment income	$301,541	$(199,812,526)	$(387,479)
Accumulated net realized gain (loss)	$262,157	$199,812,526	$2,676,997
The tax character of distributions paid was as follows:
	Commodity Strategies	Global Long/Short Credit	Macro Themes
Ordinary income
7/31/16	—	$266,629,365	$1,095,003
7/31/15	$89,086	$273,988,629	$40,002

BLACKROCK FUNDS	JULY 31, 2016	101

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Undistributed ordinary income	$1,128,788	—	—
Capital loss carryforwards	(178,992,644)	$(254,327,799)	$(719,308)
Net unrealized gains (losses)[1]	17,242,081	(158,543,727)	69,648
Qualified late-year losses[2]	—	(71,732,368)	(640,316)
Total	$(160,621,775)	$(484,603,894)	$(1,289,976)

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes, the deferral of post-October currency losses for tax purposes, the timing and recognition of partnership income, and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
No expiration date	$178,992,644	$254,327,799	$719,308

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Tax cost	$117,749,319	$5,037,869,119	$21,900,307

Gross unrealized appreciation	$18,480,389	$103,988,073	$666,685
Gross unrealized depreciation	(1,239,967)	(189,505,715)	(528,368)

Net unrealized appreciation (depreciation)	$17,240,422	$(85,517,642)	$138,317

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

102	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Commodity Strategies invests a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting such sector would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

Global Long/Short Credit invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Global Long/Short Credit invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Long/Short Credit’s investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

BLACKROCK FUNDS	JULY 31, 2016	103

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,562,645	$50,029,305	17,977,177	$149,387,904
Shares issued in reinvestment of distributions	—	—	10,565	85,894
Shares redeemed	(42,922,258)	(285,641,550)	(9,881,876)	(81,650,117)

Net increase (decrease)	(35,359,613)	$(235,612,245)	8,105,866	$67,823,681

Investor A
Shares sold	3,143,339	$21,078,911	943,492	$7,864,459
Shares redeemed	(1,529,857)	(9,858,610)	(1,487,782)	(12,690,947)

Net increase (decrease)	1,613,482	$11,220,301	(544,290)	$(4,826,488)

Investor C
Shares sold	470,934	$3,001,142	299,272	$2,368,474
Shares redeemed	(396,629)	(2,460,191)	(528,146)	(4,162,032)

Net increase (decrease)	74,305	$540,951	(228,874)	$(1,793,558)

Total Net Increase (Decrease)	(33,671,826)	$(223,850,993)	7,332,702	$61,203,635

Global Long/Short Credit
Institutional
Shares sold	204,724,576	$2,067,651,799	228,253,989	$2,444,158,662
Shares issued in reinvestment of distributions	14,414,698	141,840,624	15,417,114	159,875,473
Shares redeemed	(307,046,650)	(3,059,489,796)	(236,987,664)	(2,511,305,901)

Net increase (decrease)	(87,907,376)	$(849,997,373)	6,683,439	$92,728,234

Investor A
Shares sold	16,479,124	$165,640,534	34,051,796	$363,097,514
Shares issued in reinvestment of distributions	3,298,566	32,424,910	4,692,418	48,613,450
Shares redeemed	(75,596,309)	(759,459,804)	(84,357,244)	(902,901,373)

Net decrease	(55,818,619)	$(561,394,360)	(45,613,030)	$(491,190,409)

Investor C
Shares sold	2,272,708	$22,710,466	7,672,781	$81,545,683
Shares issued in reinvestment of distributions	1,183,266	11,536,847	1,340,373	13,805,842
Shares redeemed	(14,343,994)	(141,419,873)	(11,923,168)	(125,387,529)

Net decrease	(10,888,020)	$(107,172,560)	(2,910,014)	$(30,036,004)

	Period March 28, 2016[1] to July 31, 2016
	Shares	Amount
Class K
Shares sold	5,741,108	$55,841,272	—	—
Shares redeemed	(2,946,658)	(29,132,652)	—	—

Net increase	2,794,450	$26,708,620	—	—

Total Net Decrease	(151,819,565)	$(1,491,855,673)	(41,839,605)	$(428,498,179)

[1]	Commencement of operations.

104	BLACKROCK FUNDS	JULY 31, 2016

Notes to Financial Statements (concluded)

	Year Ended July 31, 2016		Period from December 4, 2014[1] July 31, 2015
Macro Themes	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,390	$51,703	2,996,705	$29,967,000
Shares issued in reinvestment of distributions	278	2,576	—	—
Shares redeemed	(6,655)	(59,388)	—	—

Net increase (decrease)	(987)	$(5,109)	2,996,705	$29,967,000

Investor A
Shares sold	10,753	$103,562	2,595	$25,960
Shares issued in reinvestment of distributions	388	3,601	—	—

Net increase	11,141	$107,163	2,595	$25,960

Investor C
Shares sold	—	—	2,500	$25,000

Net increase	—	—	2,500	$25,000

Total Net Increase	10,154	$102,054	3,001,800	$30,017,960

[1]	Commencement of operations.

At July 31, 2016, shares of Global Long/Short Credit and Macro Themes owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Investor C	Class K
Global Long/Short Credit	—	—	—	20,619
Macro Themes	2,995,000	2,500	2,500	—

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2016	105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Commodity Strategies Fund, BlackRock Global Long/Short Credit Fund and BlackRock Macro Themes Fund:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for BlackRock Commodity Strategies Fund and Blackrock Macro Themes Fund), including the schedules of investments (consolidated schedule of investments for BlackRock Commodity Strategies Fund and Blackrock Macro Themes Fund), and the related statements (consolidated statements for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund) of operations, of changes in net assets and of cash flows (of BlackRock Commodity Strategies Fund) and the financial highlights (consolidated financial highlights for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund) present fairly, in all material respects, the financial position of Blackrock Commodity Strategies Fund, BlackRock Global Long/Short Credit Fund and BlackRock Macro Themes Fund (three of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2016, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended July 31, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Date	Global Long/Short Credit	Macro Themes
Qualified Dividend Income for Individuals[1]	12/24/15	3.66%	—
	12/31/15	—	1.95%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/24/15	0.00%	—
	12/31/15	—	2.09%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	12/24/15	24.77%	—
	12/31/15	—	7.32%
Federal Obligation Interest[3]	12/24/15	2.80%	—
	12/31/15	—	1.75%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

106	BLACKROCK FUNDS	JULY 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies Fund”), BlackRock Global Long/ Short Credit Fund (“Global Long/Short Credit Fund”) and BlackRock Macro Themes Fund (“Macro Themes Fund,” and together with Commodity Strategies Fund and Global Long/Short Credit Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to each of Commodity Strategies Fund and Global Long/Short Credit Fund (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS,” and together with BIL, the “Sub-Advisors”) with respect to Global Long/Short Credit Fund (the “BRS Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business. With respect to the Funds, each of which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Funds’ performance.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by

BLACKROCK FUNDS	JULY 31, 2016	107

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to Global Long/Short Credit Fund and Macro Themes Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved (i) the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the Sub-Advisory Agreement between the Manager and BIL with respect to Commodity Strategies Fund and Global Long/Short Credit Fund and (iii) the Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of the portfolio holdings of each Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

108	BLACKROCK FUNDS	JULY 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, with respect to Global Long/Short Credit Fund and Macro Themes Fund, certain performance metrics. With respect to the Funds, each of which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Funds’ performance. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and since-inception periods reported, Commodity Strategies Fund ranked in the third, second and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period.

The Board noted that for the one-year, three-year and since-inception periods reported, Global Long/Short Credit Fund ranked in the second, first and third quartiles, respectively, against its Broadridge Performance Universe. In light of Global Long/Short Credit Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of the Fund’s performance relative to certain of these other metrics. Under these metrics, for the one-year, three-year and since-inception periods, Global Long/Short Credit Fund underperformed its total return target. The overall risk of the Fund as measured by the standard deviation of returns was below its target range for the periods.

The Board noted that for each the one-year and since-inception periods reported, Macro Themes Fund ranked in the second quartile against its Broadridge Performance Universe. In light of Macro Themes Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of the Fund’s performance relative to certain of these other metrics. Under these metrics, for the one-year and since-inception periods, Macro Themes Fund underperformed its total return target, although the total return target is based on a three- to five-year time horizon. The Fund’s volatility level was below its upper threshold level, and beta was within the target range, for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administration fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

BLACKROCK FUNDS	JULY 31, 2016	109

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each respective Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that Commodity Strategies Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 15, 2016. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a lower contractual expense cap on a class-by-class basis. The expense cap was implemented on June 15, 2016.

The Board noted that Global Long/Short Credit Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer analysis consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s actual management fee and total expense ratio each at or below median relative to the supplemental peer analysis. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 15, 2016. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Macro Themes Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

110	BLACKROCK FUNDS	JULY 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to each Fund, (ii) the Sub-Advisory Agreement between the Manager and BIL with respect to Commodity Strategies Fund and Global Long/Short Credit Fund and (iii) the Sub-Advisory Agreement between the Manager and BRS with respect to Global Long/Short Credit Fund, each for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS	JULY 31, 2016	111

Officers and Trustees

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 144 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None

112	BLACKROCK FUNDS	JULY 31, 2016

Officers and Trustees (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2] (concluded)
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustee[4]
Barbara G. Novick 1960	Trustee and President	Since 2015	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1960	Trustee, President and Chief Executive Officer	Since 2015 Trustee; Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

BLACKROCK FUNDS	JULY 31, 2016	113

Officers and Trustees (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Independent consultant since 2016; Managing Director of BlackRock, Inc. from 2000 to 2016; Chairman of the Global Cash Group from 2015 to 2016;Head of the Global Cash Group from 2013 to 2015; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee from 2005 to 2016.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]    The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Global Long/Short Credit.

114	BLACKROCK FUNDS	JULY 31, 2016

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK FUNDS	JULY 31, 2016	115

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

116	BLACKROCK FUNDS	JULY 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/16-AR

JULY 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Short Obligations Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2016

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2016, the Fund outperformed its benchmark, the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was principally attributable to its overweight position within credit sectors relative to the benchmark. In addition, the Fund benefited from exposure to floating rate notes whose yields regularly reset off of the current LIBOR rate. Lastly, the Fund’s short duration relative to the benchmark added to returns.

•	There were no significant detractors from Fund performance during the 12-month period.

Describe recent portfolio activity.

•

Over the period, the Fund’s duration (sensitivity to interest rate changes) was allowed to gradually shorten. Additionally, the Fund’s exposure to U.S. government securities was reduced, while its overweight positioning within the credit sector was further increased.

Describe Fund positioning at period end.

•	At the end of the period, the Fund was overweight in credit instruments, retained a short duration relative to the benchmark and was underweight U.S. Treasury securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	47%
Commercial Paper	23
Certificates of Deposit	17
Repurchase Agreements	7
Asset-Backed Securities	5
U.S. Government Sponsored Agency Obligations	1

Maturity Breakdown	Percent of Net Assets
1-7 days	5%
15-30 days	10
31-60 days	3
61-90 days	8
91-120 days	4
121-150 days	5
> 150 days	65

4	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional and Class K Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2016
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	0.85%	0.29%	0.75%	0.98%	0.66%
Class K	0.90	0.34	0.77	1.01	0.67
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index	—	—	0.36	0.56	0.27

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,007.50	$0.65	$1,000.00	$1,024.22	$0.65	0.13%
Class K	$1,000.00	$1,007.70	$0.50	$1,000.00	$1,024.37	$0.50	0.10%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to July 9, 2013, the Fund’s Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of the Fund were redesignated as Class K Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of these distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of the agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2016 and held through July 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Schedule of Investments July 31, 2016	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
CarMax Auto Owner Trust:
0.82%, 6/15/18	$102	$101,939
1.09%, 4/15/19	397	397,275
1.24%, 6/17/19	300	300,313
CNH Equipment Trust, 0.84%, 8/15/18	98	97,779
Ford Credit Auto Owner Trust, 1.08%, 3/15/19	280	280,163
Honda Auto Receivables Owner Trust:
0.69%, 8/21/17	87	86,555
0.92%, 11/20/17	200	199,635
0.82%, 7/23/18	458	458,015
Hyundai Auto Receivables Trust, 0.69%, 4/16/18	92	92,450
Nissan Auto Receivables Owner Trust, 0.67%, 9/15/17	57	56,990
Toyota Auto Receivables Owner Trust, 1.03%, 7/16/18	250	250,118
Volkswagen Credit Auto Master Trust, 0.84%, 7/22/19 (a)(b)	100	99,265
Total Asset-Backed Securities — 5.0%		2,420,497

Corporate Bonds
Automobiles — 2.6%
Daimler Finance North America LLC, 2.95%, 1/11/17 (a)	500	504,261
Volkswagen International Finance NV, 1.07%, 11/18/16 (a)(b)	750	749,893

		1,254,154
Banks — 20.8%
Australia & New Zealand Banking Group Ltd., 1.05%, 1/10/17 (a)(b)	250	250,133
Bank of America N.A., 1.10%, 11/14/16 (b)	750	750,795
Banque Federative du Credit Mutuel, 1.55%, 1/20/17 (a)(b)	500	501,084
BP Capital Markets PLC:
1.05%, 11/07/16 (b)	500	500,311
0.98%, 2/10/17 (b)	250	250,172
BPCE S.A., 1.48%, 2/10/17 (b)	250	250,747
Capital One N.A., 1.78%, 8/17/18 (b)	500	503,530
Commonwealth Bank of Australia, 1.70%, 3/15/19 (a)(b)	350	354,001
Cooperatieve Rabobank UA:
3.38%, 1/19/17	250	252,657
1.07%, 4/28/17 (b)	500	500,253
JPMorgan Chase & Co.:
1.15%, 2/15/17 (b)	500	500,649
1.35%, 2/15/17	500	501,076
2.00%, 8/15/17	500	504,186
Macquarie Bank Ltd., 1.36%, 10/27/17 (a)(b)	250	249,672
Mizuho Bank Ltd., 1.11%, 4/16/17 (a)(b)	500	499,837
Nordea Bank AB, 1.50%, 9/17/18 (a)(b)	500	502,412
Royal Bank of Canada, 1.36%, 12/10/18 (b)	520	519,967
Sumitomo Mitsui Banking Corp., 1.30%, 1/10/17	750	750,501

Corporate Bonds	Par (000)	Value
Svenska Handelsbanken AB, 1.11%, 9/23/16 (b)	$250	$250,181
UBS A.G., Stamford, 1.14%, 9/26/16 (b)	500	500,273
US Bank N.A., 0.86%, 9/11/17 (b)	500	499,691
Wells Fargo Bank N.A., 1.23%, 9/07/17 (b)	250	250,719
Westpac Banking Corp., 1.34%, 5/13/19 (b)	500	500,543

		10,143,390
Beverages — 0.5%
SABMiller Holdings, Inc., 2.45%, 1/15/17 (a)	250	251,753
Capital Markets — 0.5%
Morgan Stanley, 1.99%, 4/25/18 (b)	250	252,920
Communication Equipment — 2.3%
Cisco Systems Inc., 1.25%, 2/21/18 (b)	1,100	1,106,483
Consumer Finance — 2.6%
American Express Credit Corp., 1.41%, 11/05/18 (b)	500	503,407
Nissan Motor Acceptance Corp.:
1.46%, 4/07/18 (a)(b)	500	499,834
1.67%, 3/08/19 (a)(b)	250	251,054

		1,254,295
Diversified Financial Services — 2.8%
American Honda Finance Corp.:
1.16%, 10/07/16 (b)	126	126,111
1.48%, 2/22/19 (b)	250	252,813
Citigroup Inc., 1.54%, 12/07/18 (b)	500	501,375
Shell International Finance BV, 0.95%, 5/10/17 (b)	500	500,759

		1,381,058
Diversified Telecommunication Services — 2.7%
Verizon Communications, Inc.:
2.18%, 9/15/16 (b)	500	500,963
1.06%, 6/09/17 (b)	796	797,139

		1,298,102
Food & Staples Retailing — 0.6%
CVS Health Corp., 1.20%, 12/05/16	300	300,418
Health Care Providers & Services — 2.1%
Unitedhealth Group, Inc.:
1.13%, 1/17/17 (b)	792	792,642
1.45%, 7/17/17	250	251,110

		1,043,752
Insurance — 2.2%
Berkshire Hathaway Finance Corp.:
0.75%, 8/14/17 (b)	143	142,988
1.23%, 3/07/18 (b)	295	296,834
1.45%, 3/07/18	230	231,825
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)	410	411,071

		1,082,718
IT Services — 1.0%
International Business Machines Corp., 1.08%, 8/18/17 (b)	500	502,033

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	7

Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value
Machinery — 3.1%
Caterpillar Financial Services Corp., 1.35%, 2/23/18 (b)	$500	$503,230
John Deere Capital Corp.:
1.12%, 7/11/17 (b)	500	501,517
1.23%, 1/08/19 (b)	500	502,263

		1,507,010
Oil, Gas & Consumable Fuels — 1.0%
Exxon Mobil Corp., 1.27%, 2/28/18 (b)	500	503,567
Specialty Retail — 0.4%
Lowe’s Cos Inc., 1.26%, 9/14/18 (b)	195	196,560
Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.:
1.30%, 2/23/18	500	503,321
0.89%, 5/03/18 (b)	250	250,513

		753,834
Wireless Telecommunication Services — 0.5%
America Movil Sab de CV, 2.38%, 9/08/16	250	250,404
Total Corporate Bonds — 47.2%		23,082,451
Total Long-Term Investments (Cost — $25,449,194) — 52.2%		25,502,948

Short-Term Securities
Certificates of Deposit
Domestic — 2.0%
State Street Bank & Trust Co., 0.94%, 3/10/17 (b)	475	474,810
Wells Fargo Bank N.A., 0.93%, 10/13/16 (b)	500	500,301

		975,111
Yankee — 14.7% (c)
Bank of Montreal, Chicago, 1.02%, 11/30/16 (b)	500	500,472
Bank of Nova Scotia, Houston, 1.07%, 4/12/17 (b)	1,000	1,000,157
Mizuho Bank Ltd. New York, 1.33%, 5/17/17 (b)	500	499,871
Natixis, New York, 1.05%, 12/01/16	500	500,255
Nordea Bank Finland PLC, New York, 1.16%, 12/11/17 (b)	500	499,797
Royal Bank of Canada, New York, 1.03%, 3/10/17 (b)	500	500,079
Svenska Handelsbanken AB, 1.10%, 4/21/17 (b)	500	500,087
Toronto-Dominion Bank, New York, 1.15%, 3/10/17	1,700	1,700,167
UBS A.G., Stamford, 0.66%, 5/25/17 (b)	1,000	1,000,623
Westpac Banking Corp., New York, 0.95%, 10/21/16 (b)	500	500,319

		7,201,827
Total Certificates of Deposit — 16.7%		8,176,938

Commercial Paper	Par (000)	Value
Bank of Nova Scotia, 0.87%, 12/22/16 (d)	$500	$498,098
Chevron Corp., 1.05%, 4/03/17 (d)	750	745,469
Coca-Cola Company:
1.00%, 1/23/17 (d)	1,000	996,623
0.97%, 3/01/17 (d)	500	497,695
Commonwealth Bank of Australia, 1.09%, 4/13/17 (b)	500	500,067
Ford Motor Credit Company LLC, 0.70%, 8/17/16 (d)	2,240	2,238,880
Hyundai Capital America, 0.73%, 8/17/16 (d)	1,000	999,606
Lloyds Bank PLC, 1.00%, 10/21/16 (d)	750	748,782
Lyondellbasell Investment LLC, 0.63%, 8/16/16 (d)	1,700	1,699,367
Macquarie Bank Ltd., 1.12%, 10/20/16 (a)(b)	1,000	999,808
Old Line Funding LLC, 0.88%, 10/11/16 (a)(d)	200	199,728
Reckitt Benckiser, 0.85%, 12/05/16 (d)	500	498,834
Societe Generale S.A., 1.27%, 3/31/17 (d)	250	248,067
Toyota Motor Credit Corp., 0.98%, 1/27/17 (d)	500	497,629
Total Commercial Paper — 23.3%		11,368,653

U.S. Government Sponsored Agency Obligations — 0.8%
Federal Home Loan Bank Variable Rate Notes, 0.53%, 11/15/17 (b)	400	400,029

Repurchase Agreements
Citigroup Global Markets, Inc., 1.05%, 10/02/16 (Purchased on 7/29/16 to be repurchased at $500,950, collateralized by corporate/debt obligation, 4.47% due at 3/20/43, original par and fair value of $557,638 and $535,000, respectively) (e)	500	500,000
Total Value of Citigroup Global Markets, Inc. (Collateral value of $535,000)		500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.90%, 9/12/16 (Purchased on 7/29/16 to be repurchased at $1,001,125, collateralized by corporate/debt obligation, 0.00% due at 1/01/21, original par and fair value of $1,981,904 and $1,250,000, respectively) (e)	1,000	1,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (Collateral value of $1,250,000)		1,000,000

See Notes to Financial Statements.

8	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Schedule of Investments (concluded)

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.51%, 9/02/16 (Purchased on 7/29/16 to be repurchased at $751,105, collateralized by Fannie Mae Bond, 6.11% due at 7/25/42, original par and fair value of $6,818,992 and $802,500, respectively) (e)	$750	$750,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $802,500)		750,000

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.93%, 10/06/16 (Purchased on 07/06/16 to be repurchased at $1,002,377, collateralized by corporate/debt obligation, 2.66% due at 11/15/21, original par and fair value of $1,060,485 and $1,070,000, respectively)	$1,000	$1,000,695
Total Value of Wells Fargo Securities LLC (Collateral value of $1,070,000)		1,000,695
Total Repurchase Agreements — 6.7%		3,250,695
Total Short-Term Securities (Cost — $23,188,478) — 47.5%		23,196,315
Total Investments (Cost — $48,637,672) — 99.7%		48,699,263
Other Assets Less Liabilities — 0.3%		163,800

Net Assets — 100.0%		$48,863,063

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates are discount rates or a range of discount rates at the time of purchase.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

•

During the year ended July 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	47,370	(47,370)	—	—	$1,422	$5

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$25,502,948	—	$25,502,948
Short-Term Securities	—	23,196,315	—	23,196,315
Total	—	$48,699,263	—	$48,699,263

[1]	See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank overdraft of $367,607 is categorized as Level 2 within the disclosure hierarchy.

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	9

Statement of Assets and Liabilities

July 31, 2016

Assets
Investments at value — unaffiliated (cost — $45,387,672)	$45,448,568
Repurchase agreements at value (cost — $3,250,000)	3,250,695
Receivables:
Investments sold	500,340
Capital shares sold	14
Dividends — affiliated	208
Interest — unaffiliated	74,383
From the Manager	20,474
Prepaid expenses	12,130

Total assets	49,306,812

Liabilities
Bank overdraft	367,607
Payables:
Administration fees	263
Capital shares redeemed	712
Income dividends	19,099
Officer’s and Trustees’ fees	1,965
Other accrued expenses	11,476
Other affiliates	29
Professional fees	42,598

Total liabilities	443,749

Net Assets	$48,863,063

Net Assets Consist of
Paid-in capital	$48,764,467
Undistributed net investment income	7,497
Accumulated net realized gain	29,508
Net unrealized appreciation (depreciation)	61,591

Net Assets	$48,863,063

Net Asset Value
Institutional — Based on net assets of $16,944,621 and 1,691,804 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.02

Class K1 — Based on net assets of $31,918,442 and 3,181,524 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.03

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

10	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Statement of Operations

Year Ended July 31, 2016

Investment Income
Interest — unaffiliated	$501,712
Dividends — affiliated	1,422

Total Income	503,134

Expenses
Investment advisory	140,256
Professional	43,425
Registration	32,842
Printing	27,375
Administration	23,844
Administration — class specific	11,274
Officer and Trustees	9,549
Accounting services	6,852
Custodian	6,483
Transfer agent — class specific	1,412
Recoupment of past waived and/or reimbursed — class specific	30
Miscellaneous	10,759

Total expenses	314,101
Less:
Fees waived by the Manager	(140,256)
Expenses reimbursed by the Manager	(81,380)
Administration fees waived	(23,844)
Administration fees waived — class specific	(8,812)
Transfer agent fees waived — class specific	(121)
Transfer agent fees reimbursed — class specific	(114)

Total expenses after fees waived and/or reimbursed	59,574

Net investment income	443,560

Realized and Unrealized Gain
Net realized gain from:
Investments	29,529
Capital gain distributions received from affiliated investment companies	5

29,534

Net change in unrealized appreciation (depreciation)	61,328

Net realized and unrealized gain	90,862

Net Increase in Net Assets Resulting from Operations	$534,422

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$443,560	$168,522
Net realized gain	29,534	7,471
Net change in unrealized appreciation (depreciation)	61,328	(37,842)

Net increase in net assets resulting from operations	534,422	138,151

Distributions to Shareholders[1]
From net investment income:
Institutional	(94,059)	(54,692)
Class K2	(342,030)	(113,830)
From net realized gain:
Institutional	(1,611)	—
Class K2	(5,860)	—

Decrease in net assets resulting from distributions to shareholders	(443,560)	(168,522)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(3,070,242)	26,831,577

Net Assets
Total increase (decrease) in net assets	(2,979,380)	26,801,206
Beginning of year	51,842,443	25,041,237

End of year	$48,863,063	$51,842,443

Undistributed net investment income, end of year	$7,497	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

12	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Financial Highlights

	Institutional
	Year Ended July 31,			Period July 9, 2013[1] to July 31, 2013
	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.01	$10.00	$10.00

Net investment income[2]	0.08	0.05	0.05	0.00 [3]
Net realized and unrealized gain (loss)	0.02	(0.01)	0.00 [3]	0.00 [3]

Net increase from investment operations	0.10	0.04	0.05	0.00

Distributions:[4]
From net investment income	(0.08)	(0.05)	(0.04)	(0.00)[5]
From net realized gain	(0.00)[5]	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.08)	(0.05)	(0.04)	0.00

Net asset value, end of period	$10.02	$10.00	$10.01	$10.00

Total Return[6]
Based on net asset value	0.98%	0.45%	0.56%	0.03%[7]

Ratios to Average Net Assets
Total expenses	0.58%[8]	1.02%	1.15%	1.53%[9,10]

Total expenses after fees waived and/or reimbursed	0.13%	0.12%	0.13%	0.13%[10]

Net investment income	0.79%	0.55%	0.46%	0.51%[10]

Supplemental Data
Net assets, end of period (000)	$16,945	$10,182	$10,012	$10,004

Portfolio turnover rate	184%	68%	50%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	13

Financial Highlights (concluded)

	Class K1
				Period November 15, 2012[2] to July 31, 2013
	Year Ended July 31,
	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.02	$10.01	$ 10.00

Net investment income[3]	0.08	0.06	0.05	0.03
Net realized and unrealized gain (loss)	0.02	(0.01)	0.00 [4]	0.01

Net increase from investment operations	0.10	0.05	0.05	0.04

Distributions:[5]
From net investment income	(0.08)	(0.06)	(0.04)	(0.03)
From net realized gain	(0.00)[6]	—	(0.00)[6]	(0.00)[6]

Total distributions	(0.08)	(0.06)	(0.04)	(0.03)

Net asset value, end of period	$10.03	$10.01	$10.02	$ 10.01

Total Return[7]
Based on net asset value	1.01%	0.47%	0.59%	0.43%[8]

Ratios to Average Net Assets
Total expenses	0.55%[9]	0.99%	1.15%	1.00%[10,11]

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.10%	0.13%[11]

Net investment income	0.79%	0.57%	0.49%	0.46%[11]

Supplemental Data
Net assets, end of period (000)	$31,918	$41,660	$15,029	$15,017

Portfolio turnover rate	184%	68%	50%	35%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[10]

Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Class K Shares (formerly BlackRock Shares) would have been 1.00%.

[11]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares are sold without a sales charge and only to certain eligible investors and have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	15

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the

16	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Notes to Financial Statements (continued)

effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.25%
$1 billion — $3 Billion	0.24%
$3 billion — $5 Billion	0.23%
$5 billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	17

Notes to Financial Statements (continued)

Administration

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2016, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Class K	Total
$2,419	$8,855	$11,274

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included administration fees waived and administration fees waived — class specific in the Statement of Operations.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Class K	Total
$32	$124	$156

For the year ended July 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Class K	Total
$1,175	$237	$1,412

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net managed assets are as follows:

	Contractual[1]	Voluntary[2]
Institutional	0.35%	0.20%
Class K	0.30%	0.10%

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 30, 2017 unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of majority of the outstanding voting securities of the Fund.

18	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Notes to Financial Statements (continued)

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

These amounts waived or reimbursed are included in fees waived by the Manager, expense reimbursed by the Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statement of Operations. For the year ended July 31, 2016, the Manager waived $140,256 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations. The Manager reimbursed expenses, which are shown as expenses reimbursed by the Manager in the Statement of Operations.

Class specific waivers or reimbursements are as follows:

	Institutional	Class K	Total
Administration Fees Waived	$34	$8,778	$8,812

	Institutional	Class K	Total
Transfer Agent Fees Waived	—	$121	$121

	Institutional	Class K	Total
Transfer Agent Fees Reimbursed	$9	$105	$114

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the Manager waived/ reimbursed $596, which is included in expenses reimbursed by the Manager in the Statement of Operations.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended July 31, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Class K	Total
$4	$26	$30

On July 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	19

Notes to Financial Statements (continued)

	Expiring July 31,
	2017	2018
Fund Level	$200,721	$244,884
Institutional	—	$42
Class K	$4,291	$9,004

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2016:

Fund Level	$205,526
Class K	$3,801

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments, excluding short-term securities, were $48,664,023 and $49,929,467, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the three years ended July 2016 and the period ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to paydown gains was reclassified to the following accounts:

Undistributed net investment income	$26
Accumulated net realized gain	$(26)

The tax character of distributions paid was as follows:

	07/31/16	07/31/15
Ordinary income	$440,103	$168,522
Long-term capital gain	3,457	—
Total	$443,560	$168,522

As of July 31, 2016, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$37,005
Net unrealized gains[1]	61,591

Total	$98,596

[1]	As of July 31, 2016, there were no significant differences between the book and tax components of net assets.

20	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Notes to Financial Statements (continued)

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$48,637,672

Gross unrealized appreciation	$66,966
Gross unrealized depreciation	(5,375)

Net unrealized appreciation	$61,591

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	21

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	693,974	$6,940,552	18,048	$180,486
Shares issued in reinvestment of dividends	1,841	18,425	7	71
Shares redeemed	(22,066)	(220,824)	—	—

Net increase	673,749	$6,738,153	18,055	$180,557

Class K1
Shares sold	11,981,432	$120,013,856	4,557,787	$45,623,450
Shares issued in reinvestment of dividends	22,741	227,749	2,836	28,388
Shares redeemed	(12,985,538)	(130,050,000)	(1,898,184)	(19,000,818)

Net increase (decrease)	(981,365)	$(9,808,395)	2,662,439	$26,651,020

Total Net Increase (Decrease)	(307,616)	$(3,070,242)	2,680,494	$26,831,577

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

At July 31, 2016, 1,000,000 Institutional Shares and 1,500,450 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Short Obligations Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Short Obligations Fund (one of the funds constituting BlackRock Funds, hereafter collectively referred to as the “Fund”) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended July 31, 2016 , the following information is provided with respect to the ordinary income distributions paid:

	Months Paid	Percentage
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]	August 2015	67.12%
	September 2015 — December 2015	70.17%
	January 2016 — July 2016	59.62%
Federal Obligation Interest[2]		1.38%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	23

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Short Obligations Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

24	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	25

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund ranked in the second quartile against its Broadridge Performance Universe. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administration fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually and voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule

26	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Disclosure of Investment Advisory Agreement (concluded)

was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	27

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 144 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

28	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	29

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Independent consultant since 2016; Managing Director of BlackRock, Inc. from 2000 to 2016; Chairman of the Global Cash Group from 2015 to 2016; Head of the Global Cash Group from 2013 to 2015; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee from 2005 to 2016.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]  The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

30	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

		Votes For	Votes Withheld
Approved the Trustees* as follows:	David O. Beim	3,327,629,620	22,971,395
	Susan J. Carter	3,329,237,692	21,363,323
	Collette Chilton	3,329,179,365	21,421,650
	Neil A. Cotty	3,328,526,288	22,074,727
	Matina S. Horner	3,326,965,973	23,635,042
	Rodney D. Johnson	3,327,844,311	22,756,704
	Cynthia A. Montgomery	3,328,882,847	21,718,168
	Joseph P. Platt	3,327,563,553	23,037,462
	Robert C. Robb, Jr.	3,327,822,475	22,778,540
	Mark Stalnecker	3,327,691,900	22,909,115
	Kenneth L. Urish	3,324,875,151	25,725,864
	Claire A. Walton	3,329,000,010	21,601,005
	Frederick W. Winter	3,327,879,107	22,721,908
	Barbara G. Novick	3,327,607,976	22,993,039
	John M. Perlowski	3,326,473,221	24,127,794
* Denotes Trust-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016	31

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

32	BLACKROCK SHORT OBLIGATIONS FUND	JULY 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) and Deloitte and Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$45,000	$41,000	$0	$0	$20,000	$20,000	$0	$0
BlackRock Global Long/Short Credit Fund	$70,000	$55,100	$0	$0	$20,000	$20,000	$0	$0
BlackRock Macro Themes Fund	$45,000	$30,000	$0	$0	$20,000	$20,000	$0	$0
BlackRock Short Obligations Fund	$22,323	$21,950	$0	$0	$9,792	$9,792	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

2

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Commodity Strategies Fund	$20,000	$20,000
BlackRock Global Long/Short Credit Fund	$20,000	$20,000
BlackRock Macro Themes Fund	$20,000	$20,000
BlackRock Short Obligations Fund	$9,792	$9,762

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(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph

(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	October 3, 2016

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